        AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON MAY 1, 2006
                                                               File No. 811-8572
                                                               File No. 33-80514

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933 / /
                      POST-EFFECTIVE AMENDMENT NO. 25 /X/
                                      AND
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940 / /
                              AMENDMENT NO. 26 /X/

                              BISHOP STREET FUNDS
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                         C/O THE CT CORPORATION SYSTEM
                               101 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE 1-888-462-5386

                                ROBERT A. NESHER
                          C/O SEI INVESTMENTS COMPANY
                               ONE FREEDOM VALLEY
                            OAKS, PENNSYLVANIA 19456
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   Copies to:
                           RICHARD W. GRANT, ESQUIRE
                          MORGAN, LEWIS & BOCKIUS LLP
                               ONE OXFORD CENTRE
                              THIRTY-SECOND FLOOR
                         PITTSBURGH, PENNSYLVANIA 15219

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this filing.

It is proposed that this filing become effective (check appropriate box):

/ / immediately upon filing pursuant to paragraph (b) of Rule 485

/X/ on May 1, 2006 pursuant to paragraph (b) of Rule 485

/ / 60 days after filing pursuant to paragraph (a) of Rule 485

/ / 75 days after filing pursuant to paragraph (a) of Rule 485

/ / on [date] pursuant to paragraph (a) of Rule 485

                                 CLASS A SHARES

                               BISHOP STREET FUNDS

                                   PROSPECTUS


                                   MAY 1, 2006


                           HAWAII MUNICIPAL BOND FUND
                                MONEY MARKET FUND

                               INVESTMENT ADVISER:
                        BISHOP STREET CAPITAL MANAGEMENT

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
   SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     [LOGO]

                              [BISHOP STREET FUNDS]


                       [YOUR AVENUE TO SOUND INVESTMENT]

                              ABOUT THIS PROSPECTUS

The Bishop Street Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class A Shares of the Bishop Street Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. In the next column, there is some general information you should know about risk and return that is common to each of the Funds.

If you would like more detailed information about the Funds, please see:


                                                                    PAGE
HAWAII MUNICIPAL BOND FUND....................................        4
MONEY MARKET FUND.............................................        8
MORE INFORMATION ABOUT RISK...................................       12
MORE INFORMATION ABOUT FUND INVESTMENTS.......................       12
INVESTMENT ADVISER AND SUB-ADVISER............................       13
PURCHASING, SELLING AND EXCHANGING FUND SHARES................       14
OTHER POLICIES................................................       22
DISTRIBUTION OF FUND SHARES...................................       24
DIVIDENDS AND DISTRIBUTIONS...................................       24
TAXES.........................................................       25
FINANCIAL HIGHLIGHTS..........................................       26
HOW TO OBTAIN MORE INFORMATION ABOUT BISHOP STREET FUNDS......   Back Cover

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how well an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Hawaii Municipal Bond Fund is based on the market value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Money Market Fund's investments are subject to fluctuations in the current interest rates. Accordingly, an investment in the Money Market Fund is subject to income risk, which is the possibility that a Fund's yield will decline due to falling interest rates. Although the Money Market Fund seeks to keep a constant price per share of $1.00, it is possible to lose money by investing in the Fund.

A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

BISHOP STREET HAWAII MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT GOAL                       High current income exempt from
                                      federal and Hawaii state income taxes

INVESTMENT FOCUS                      Hawaii municipal bonds

SHARE PRICE VOLATILITY                Medium

PRINCIPAL INVESTMENT STRATEGY         Investing in a portfolio focused on
                                      investment grade municipal bonds

INVESTOR PROFILE                      Investors seeking tax-exempt current
                                      income who are willing to accept the risk of investing in a portfolio of municipal securities

SIMPLY SPEAKING

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year. The Consumer Price Index measures prices of goods bought by a typical consumer such as food, gas, shelter and clothing. It is widely used as a cost-of-living benchmark.

INVESTMENT STRATEGY

The Hawaii Municipal Bond Fund primarily invests (at least 80% of its net assets) in investment grade municipal bonds, the interest from which is exempt from regular federal and Hawaii state income taxes. While the Adviser attempts to maximize the portion of the Fund's assets invested in Hawaii issues, the Fund may also invest in municipal bonds issued by other U.S. states, territories and possessions. There is no restriction upon the amount of the Fund's assets that may be invested in obligations that pay income subject to the federal alternative minimum tax. To the extent that the Fund invests in securities subject to the alternative minimum tax, the income received from these securities could be taxable. There are no limits on the average maturity of the Fund's portfolio. The Adviser will use its judgment to invest in securities that will provide a high level of current income in light of current market conditions. In making a determination to buy, sell or hold a security, the portfolio manager gives special consideration to the relative value of the security in comparison to the available alternatives, while remaining consistent with the objectives of the portfolio. The portfolio management team considers several factors when selecting securities for the Fund's portfolio, including the current state of a bond's issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer's credit rating. The portfolio management team may continue to hold a bond that has been downgraded if it believes it is in the best interest of the Fund's shareholders.

PRINCIPAL RISKS OF INVESTING

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, the volatility of lower-rated securities is even greater than that of higher-rated securities. Longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that its market segment, fixed income securities, may underperform other market segments.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund's concentration of investments in securities of issuers located in Hawaii subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Hawaii obligations than a mutual fund that does not have as great a concentration in Hawaii.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund's investment approach, with its emphasis on investment grade municipal bonds, seeks to provide current tax-exempt income with moderate risk to principal. The Fund is not expected to perform as well as a comparable taxable bond fund, but may do as well or better on an after-tax basis.

PERFORMANCE INFORMATION


The bar chart and the performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided includes the returns of the Class I Shares for periods before June 14, 1999. The Class I Shares are not offered by this prospectus; however, because Class I Shares and Class A Shares have the same portfolio of securities, the annual returns for the two classes would be substantially similar, and differ only to the extent that Class I Share expenses are lower and, therefore, performance would be higher than that of Class A Shares.


This bar chart shows changes in the performance of the Fund's Class A Shares from calendar year to calendar year. If sales charges had been reflected, returns would be less than those shown below.

1996                4.21%
1997                8.52%
1998                5.84%
1999               -2.91%

2000                  12.34%
2001                   4.13%
2002                   9.75%
2003                   5.01%
2004                   3.10%
2005                   2.25%


              BEST QUARTER                                 WORST QUARTER
                  5.03%                                        -2.37%
               (12/31/00)                                    (6/30/04)

AVERAGE ANNUAL TOTAL RETURNS


The table below compares the Fund's average annual total returns for the periods ended December 31, 2005 to those of the Lehman Brothers Municipal Bond Index and the Consumer Price Index.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                           1 YEAR    5 YEARS    10 YEARS*
                                                           ------    -------    ---------
HAWAII MUNICIPAL BOND FUND RETURN BEFORE TAXES
  CLASS A SHARES                                            2.25%      4.81%      5.15%
HAWAII MUNICIPAL BOND FUND RETURN AFTER TAXES ON
DISTRIBUTIONS
  CLASS A SHARES                                           -2.22%      3.81%      4.61%
HAWAII MUNICIPAL BOND FUND RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES
  CLASS A SHARES                                            0.05%      3.91%      4.62%
LEHMAN BROTHERS MUNICIPAL BOND INDEX RETURN (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   3.51%      5.59%      5.72%
CONSUMER PRICE INDEX RETURN (REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                                    3.39%      2.49%      2.51%



* Class A Shares of the Fund were offered beginning June 14, 1999. The performance information shown prior to that date represents performance of the Fund's Class I Shares, which were offered beginning February 16, 1995. The performance of the Class I Shares has been adjusted for the maximum sales charge applicable to Class A Shares, but has not been adjusted to reflect the Class A Shares' Rule 12b-l fees and expenses. Had that adjustment been made, performance would be lower than that shown.

FUND FEES & EXPENSES

This table describes the fees that you may pay if you purchase or sell Class A Shares.

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                     3.00%
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                                    None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
other Distributions (as a percentage of offering price)                   None
Redemption Fee (as a percentage of amount redeemed, if applicable)*       None
Exchange Fee                                                              None

* Redemption proceeds over $500 that are wired to your bank account are subject to a $15 wire fee (see "How to Sell Your Fund Shares - Receiving Your Money").

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


Management Fees                            0.35%
Distribution Fees (12b-l fees)             0.25%
Other Expenses                             0.58%*
Total Annual Fund Operating Expenses       1.18%**


----------
* Other Expenses include shareholder servicing fees.

** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser, Administrator and Distributor voluntarily waived a portion of their fees in order to keep total annual fund operating expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the Adviser, Administrator or Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total annual fund operating expenses for Class A Shares were as follows:

Hawaii Municipal Bond Fund                 0.80%

For more information about these fees, see "Investment Adviser and Sub-Adviser."

EXAMPLE: COST OF INVESTING

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The Example also assumes that each year your investment has a 5% return, total annual fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund's Class A Shares would be:


1 YEAR          3 YEARS           5 YEARS     10 YEARS
$ 417            $ 663             $ 930       $ 1,689

BISHOP STREET MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                       Preserving principal and maintaining
                                      liquidity while providing current income

INVESTMENT FOCUS                      Short-term money market instruments

SHARE PRICE VOLATILITY                Very low

PRINCIPAL INVESTMENT STRATEGY         Investing in high quality, U.S. dollar
                                      denominated short-term securities

INVESTOR PROFILE                      Conservative investors seeking current
                                      income through a low risk liquid
                                      investment

SIMPLY SPEAKING

WHAT IS AN AVERAGE?

An average represents the performance of a specific group of mutual funds with a particular investment objective. You cannot invest directly in an average. The iMoneyNet, Inc. First Tier Retail-Only Average is a composite of mutual funds with investment goals similar to the Fund's goal.

INVESTMENT STRATEGY

The Money Market Fund is comprised of short-term U.S. dollar denominated debt obligations that are rated in one of the two highest categories by nationally recognized rating organizations or securities that the Sub-Adviser determines are of comparable quality. The Fund invests substantially all of its assets in short-term securities including: (i) commercial paper and other short-term corporate obligations of U.S. and foreign issuers (including asset-backed securities); (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes and other obligations of U.S. and foreign savings and loan institutions and commercial banks (including foreign branches of such banks) that meet certain asset requirements; (iii) short-term obligations issued by state and local governments; (iv) obligations of foreign governments (including Canadian and Provincial Government and Crown Agency Obligations); and (v) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government. The Fund may also enter into fully-collateralized repurchase agreements.

The Adviser has engaged Fischer Francis Trees & Watts, Inc. as Sub-Adviser (Sub-Adviser) to manage the Fund's assets on a day-to-day basis. Using a top-down strategy and bottom-up security selection process, the Sub-Adviser seeks securities with an acceptable maturity, that are marketable and liquid, that offer competitive yields, and that are issued by issuers that are on a sound financial footing. The Sub-Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The Fund follows strict Securities and Exchange Commission (SEC) rules about credit quality, maturity and diversification of its investments.

PRINCIPAL RISKS OF INVESTING

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to maintain a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund's investment approach, with its emphasis on short-term obligations, seeks to provide current income with low risk to principal and lower exposure to fluctuations in share price. The Fund generally can be expected to provide lower returns than fixed income funds that invest in longer-term securities.

THE MONEY MARKET FUND TRIES TO MAINTAIN A CONSTANT PRICE PER SHARE OF $1.00, BUT THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE THIS GOAL.

PERFORMANCE INFORMATION


The bar chart and the performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided includes the returns of the Class I Shares for periods before May 1, 2001. The Class I Shares are not offered by this prospectus; however, because Class I Shares and Class A Shares are invested in the same portfolio of securities, the annual returns for the two classes would be substantially similar, and differ only to the extent that Class I Share expenses are lower and, therefore, performance would be higher than that of Class A Shares.


This bar chart shows changes in the performance of the Fund's Class A Shares from calendar year to calendar year.


1996     5.12%
1997     5.29%
1998     5.26%
1999     4.88%
2000     6.13%
2001     3.79%
2002     1.08%
2003     0.50%
2004     0.67%
2005     2.53%


                BEST QUARTER                    WORST QUARTER
                   1.57%                            0.09%
                 (9/30/00)                        (3/31/04)

AVERAGE ANNUAL TOTAL RETURNS


This table compares the Fund's returns for the periods ended December 31, 2005 to those of the iMoneyNet, Inc. First Tier Retail-Only Average.



                                                 1 YEAR     5 YEARS     10 YEARS*
                                                 ------     -------     ---------
MONEY MARKET FUND RETURN
   CLASS A SHARES                                 2.53%      1.71%        3.51%

IMONEYNET, INC. FIRST TIER RETAIL-ONLY
AVERAGE RETURN                                    2.92%      2.03%        3.71%



* Class A Shares of the Fund were offered beginning May 1, 2001. The performance information shown prior to that date represents performance of the Fund's Class I Shares, which were offered beginning January 30, 1995. The performance of the Class I Shares has not been adjusted to reflect the Class A Shares' Rule 12b-1 fees and expenses. Had that adjustment been made, performance would be lower than that shown.


For information concerning the Fund's 7-Day Yield, please call 1-800-262-9565.

FUND FEES & EXPENSES

This table describes the fees and expenses that yon may pay if you purchase or sell Class A Shares.

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                      None
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                                     None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
  other Distributions (as a percentage of offering price)                  None
Redemption Fee
  (as a percentage of amount redeemed, if applicable)*                     None
Exchange Fee                                                               None

* Redemption proceeds over $500 that are wired to your bank account are subject to a $15 wire fee (see "How to Sell Your Fund Shares - Receiving Your Money").

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


Management Fees                            0.30%
Distribution Fees (12b-l)                  0.25%
Other Expenses                             0.57%*
Total Annual Fund Operating Expenses       1.12%**


----------
* Other Expenses include shareholder servicing fees.

** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser, Administrator and Distributor voluntarily waived a portion of their fees in order to keep total annual fund operating expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the Adviser, Administrator or Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total annual fund operating expenses for Class A Shares were as follows:

Money Market Fund                          0.75%

For more information about these fees, see "Investment Adviser and Sub-Adviser."

EXAMPLE: COST OF INVESTING

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The Example also assumes that each year your investment has a 5% return, total annual fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund's Class A Shares would be:


1 YEAR                 3 YEARS                5 YEARS                10 YEARS
$ 114                   $ 356                  $ 617                  $ 1,363

MORE INFORMATION ABOUT RISK


MANAGEMENT RISK - The risk that a strategy used by a Fund's management may fail to produce the intended result.

FIXED INCOME RISK - The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

      CALL RISK - During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

      CREDIT RISK - The possibility that an issuer will be unable to make timely payments of either principal or interest. Since a Fund purchases securities backed by credit enhancements from banks and other financial institutions, changes in the credit ratings of these institutions could cause a Fund to lose money and may affect a Fund's share price.

      EVENT RISK - Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. The overall risk of these declines should be reduced because of a Fund's multiple holdings.

      MUNICIPAL ISSUER RISK - There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

      In addition, the Hawaii Municipal Bond Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.



MORE INFORMATION ABOUT FUND INVESTMENTS



In addition to the principal investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that any Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Hawaii Municipal Bond Fund may invest up to 100% of its assets in taxable money market instruments, repurchase agreements and short-term obligations. When a Fund is investing for temporary defensive purposes, it is not pursuing its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the Statement of Additional Information. The portfolio holdings are disclosed in the Quarterly Holdings Report, which is available on the Funds' website at: www.bishopstreetfunds.com.



INVESTMENT ADVISER AND SUB-ADVISER


INVESTMENT ADVISER

The Investment Adviser (Adviser) makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program.

The Adviser oversees the Sub-Adviser to ensure compliance with the Money Market Fund's investment policies and guidelines, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the investment advisory fees it receives (described below).


The Board of Trustees of Bishop Street Funds supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities. A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements is included each year in the Funds' semi-annual report for the period ended June 30.



Bishop Street Capital Management, a registered investment adviser and wholly-owned subsidiary of First Hawaiian Bank, serves as Adviser to the Funds. Before February 22, 2000, First Hawaiian Bank served as Adviser to the Funds. First Hawaiian Bank is a subsidiary of Banc West Corporation, itself a subsidiary of BNP Paribas. As of December 31, 2005, Bishop Street Capital Management had approximately $2.8 billion in assets under management. For the fiscal year ended December 31, 2005, the Funds paid advisory fees to the Adviser in the following amounts (based on average net assets):



Hawaii Municipal Bond Fund      0.25%
Money Market Fund               0.17%

INVESTMENT SUB-ADVISER


Fischer Francis Trees & Watts, Inc. (FFTW) serves as the Money Market Fund's Sub-Adviser and manages the Fund's assets on a day-to-day basis under the general supervision of the Adviser and the Board of Trustees. Organized in 1972, FFTW is registered as an investment adviser with the SEC and is a New York corporation that, together with its affiliated companies located in London, Singapore and Tokyo, managed $39.7 billion as of December 31, 2005, for numerous fixed income clients. FFTW, together with its affiliates, currently advises institutional clients including banks, central banks, pension funds, insurance assets, mutual funds, endowments, foundations and trusts. FFTW's main office is located at 200 Park Avenue, New York, NY 10166. FFTW is directly wholly-owned by Charter Atlantic Corporation, a New York corporation, which in-turn is owned by sixteen employee shareholders and one institutional shareholder, BNP Paribas.





PORTFOLIO MANAGERS

Cristopher Borden, Bishop Street Capital Management, Fixed Income Portfolio Manager, has been the manager of the Hawaii Municipal Bond Fund since 2000. From 1998-2000, Mr. Borden was a Consultant with Rendon Group. Mr. Borden holds an MBA from the American University and a BA from the University of Colorado at Boulder.


Kenneth O'Donnell, Portfolio Manager of FFTW, serves as portfolio manager of the Money Market Fund. Mr. O'Donnell joined FFTW in 2002 and has eight years of investment experience. From 1998 to 2002, Mr. O'Donnell was a Structured Securities Trader/Analyst at Mellon Standish Asset Management (formerly, Standish Ayer and Wood, Inc.).



Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds is available in the Statement of Additional Information.


ADDITIONAL COMPENSATION


The Adviser and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Funds. The Adviser and its affiliates may also receive compensation for providing services to the Funds in cases where the compensation is not duplicative of the compensation ERISA accounts pay for fiduciary and non-fiduciary services (e.g., shareholder services).


SHAREHOLDER SERVICING

The Funds have adopted a Shareholder Servicing Plan that allows the Funds to pay shareholder servicing fees of up to 0.25% of a Fund's average daily net assets for the servicing of its shares and for services provided to shareholders. The Adviser or any of its affiliates providing brokerage or investment-related services may receive shareholder servicing fees, payable from the Funds' assets, of up to 0.25% of each Fund's average daily net assets. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


PURCHASING. SELLING AND EXCHANGING FUND SHARES


This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Funds.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

HOW TO PURCHASE FUND SHARES

You may purchase shares directly by:

-     Mail;

-     Telephone;

-     Wire; or

-     Direct Deposit.

To purchase shares directly from the Funds, complete and send in an account application. If you need an application or have questions, please call 1-800-262-9565. All investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars, drawn on U.S. financial institutions and made payable on its face to the Fund(s). The Funds do not accept purchases made by cash or cash equivalents (for instance, you may not pay by money order or traveler's check). The Funds do not accept purchases made by credit card check. Mail your check to Bishop Street Funds, P.O. Box 219721, Kansas City, MO 64121-9721.

You may also purchase shares through a representative of Bane West Corporation and its banking and non-banking subsidiaries, or other financial institutions that have executed dealer agreements.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

A Fund is deemed to have received your order upon receipt of a completed account application and proper payment. If you already have an existing account, a Fund is deemed to have received your order upon receipt of your order and proper payment.

The Hawaii Municipal Bond Fund's net asset value (NAV) per share is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally 4:00 p.m., Eastern Time). The price per share (the offering price) will be the NAV next determined after the Fund receives your purchase order, plus applicable sales charges. So, for you to receive the current Business Day's NAV, generally we must receive your purchase order in proper form by 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Money Market Fund's NAV is calculated once each Business Day at 4:00 p.m., Eastern Time. So for you to be eligible to receive dividends declared on the day you submit your purchase order, the Funds generally must receive your order and federal funds (readily available funds) by 4:00 p.m., Eastern Time.

On any Business Day when the Bond Market Association (BMA) recommends that the securities markets close early, the bond and money market funds reserve the right to close at or prior to the BMA recommended closing time. If a bond or money market fund does so, it will not grant same business day credit for purchase and redemption orders received after the bond fund's or money market fund's closing time and credit will be given to the next Business Day.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV for the Hawaii Municipal Bond Fund, the Fund generally values its investment portfolios at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

In calculating NAV for the Money Market Fund, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the Funds' Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

FAIR VALUE PRICING

The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Funds assign to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

When valuing fixed income securities with remaining maturities of more than 60 days, the Hawaii Municipal Bond Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Hawaii Municipal Bond Fund uses the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

MINIMUM PURCHASES & AUTOMATIC INVESTMENT PLANS

You may open an account with a $1,000 minimum initial investment per Fund ($500 for those investing in retirement plans and for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries). The minimum initial investment may be reduced with an Automatic Investment Plan
(AIP).

If you have a checking or savings account, you may establish an AIP and open an account with a $100 minimum initial investment per Fund ($50 for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries). You may then begin regularly scheduled investments of at least $50 per month through automatic deductions from your checking or savings accounts.

SALES CHARGES

FRONT-END SALES CHARGES - CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales charge. There is no front-end sales charge for the Money Market Fund. The amount of any front-end sales charge included in your offering price for Class A Shares varies, depending on the amount of your investment:

HAWAII MUNICIPAL BOND FUND

                                   YOUR SALES CHARGE AS A PERCENTAGE OF   YOUR SALES CHARGE AS A PERCENTAGE OF
IF YOUR INVESTMENT IS:                        OFFERING PRICE                       YOUR NET INVESTMENT
----------------------             ------------------------------------   ------------------------------------
Less than $50,000                                 3.00%                                   3.09%
$50,000 but less than $100,000                    2.75%                                   2.83%
$100,000 but less than $250,000                   2.25%                                   2.30%
$250,000 but less than $500,000                   1.25%                                   1.27%
$500,000 but less than $1,000,000                 1.00%                                   1.01%
$1,000,000 and over*                              0.00%                                   0.00%

----------
* Even though you do not pay a sales charge on purchases of $1,000,000 or more of Class A Shares, the Fund's distributor may pay dealers a 1% commission for these transactions.

You may qualify for reduced sales charges or sales charges waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced. See "Reduced Sales Charge" below.

WAIVER OF FRONT-END SALES CHARGE - CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

-     through reinvestment of dividends and distributions;

- by persons repurchasing shares they redeemed within the last 30 days (see "Repurchase of Class A Shares");

- by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 30 days of such redemption, provided that, the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

- by present and retired Trustees of the Funds and officers, directors and employees (and members of their immediate family) of Bane West Corporation and its banking and non-banking subsidiaries;

- by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts (IRAs) previously with BancWest Corporation and its banking and non-banking subsidiaries;

- by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with BancWest Corporation and its banking and non-banking subsidiaries acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

- through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Fund's distributor or otherwise, do not receive any portion of the front-end sales charge.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of the Hawaii Municipal Bond Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those that were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 30 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

REDUCED SALES CHARGES - CLASS A SHARES

In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, a Fund or its agent may request account statements if it is unable to verify your account information.

RIGHTS OF ACCUMULATION, In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Fund will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

Individuals

- an individual, his or her spouse, or children residing in the same household,

-     any trust established exclusively for the benefit of an individual,

Trustees and Fiduciaries

- a trustee or fiduciary purchasing for a single trust, estate or fiduciary account, and

Other Groups

- any organized group of persons, whether or not incorporated, purchasing Fund shares, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding shares of a Fund held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a distribution fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser or the distributor, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the distributor from any sales charge it receives or from any other source available to it. Under any such program, the distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodgings, and gifts that do not exceed $100 per year, per individual.


Information about sales charges is available on the Funds' website at: www.bishopstreetfunds.com.


HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund by mail at P.O. Box 219721, Kansas City, MO 64121-9721 or by telephone at 1-800-262-9565.

If you are requesting to sell $5,000 or more of your shares, your request must be in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in any Bishop Street Fund in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or electronically transferred to your bank account.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account if your redemption proceeds are in excess of $500 (subject to a $15 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $1,000 ($500 for those investing in retirement plans; $100 for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries who have arranged to purchase shares through the AIP) because of redemptions you may be required to sell your shares.

But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted or otherwise as permitted by the SEC. More information about this is in the Funds' Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange your Class A Shares for Class A Shares of any other Bishop Street Fund contained in this prospectus on any Business Day by contacting us directly by mail or telephone at 1-800-262-9565. You may also exchange shares through your financial institution by mail or telephone. IF YOU RECENTLY PURCHASED SHARES BY CHECK, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). THIS EXCHANGE PRIVILEGE MAY BE CHANGED OR CANCELED AT ANY TIME UPON 60 DAYS' NOTICE.


The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, see "Excessive Trading" below.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

If you exchange shares of the Hawaii Municipal Bond Fund that you purchased without a sales charge into shares being sold with a sales charge, the exchange is subject to the sales charge of the class into which you exchange. If you exchange shares into a Fund with the same or no sales charge there is no sales charge for the exchange.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.


OTHER POLICIES


EXCESSIVE TRADING

The Hawaii Municipal Bond Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

      - Shareholders are restricted from making more than four "round trips" into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

      - The Fund reserves the right to reject any purchase request (including purchases by exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believe that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The following types of transactions are exempt from these policies: 1) systematic purchases and redemptions, and 2) purchases or redemptions by an account participating in an asset allocation program.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.

The Money Market Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable net asset value of $1.00 per share. The Fund is designed to serve as short-term cash equivalent investments for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund's investments, and money market instruments in general, and the Fund's intended purpose to serve as short-term investment vehicles for shareholders, the Fund's sub-adviser has informed the Board that it believes that it would not be in shareholders' best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board of Trustees has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions in the Money Market Fund.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at a Fund's net asset value per share next determined.

However, the Funds reserve the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM


Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of a governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.



DISTRIBUTION OF FUND SHARES


Each Fund has adopted a Class A distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution fees, as a percentage of average daily net assets for the Class A Shares for each of the Funds is 0.25%.

The Fund's distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Fund's distributor from any sales charge it receives or from any other source available to it. Under any such program, the Fund's distributor may provide cash or non-cash compensation as recognition for past sales or encouragement of future sales that may include the following: merchandise, travel, expenses, prizes, meals, lodgings and gifts that do not exceed $100 per year, per individual.


DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its net investment income, if any, as follows:

DECLARED DAILY AND PAID MONTHLY

      Hawaii Municipal Bond Fund
      Money Market Fund

Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.


TAXES


PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.


Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Each Fund's net investment income (other than net investment income that qualifies as an exempt-interest dividend) and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in a Fund. Distributions you receive from a Fund may be taxable whether or not you reinvest them.


Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of a Fund's shares for shares of another Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss, if you held the shares for 12 months or less, or long term capital gain or loss, if you held the shares for longer.

The Hawaii Municipal Bond Fund intends to distribute income that is exempt from both federal taxes and Hawaii state taxes. The Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Income from Municipal Bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Any capital gains distributed by the Fund may be taxable.


MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about Class A Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Their report, along with each Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-262-9565.

For a share outstanding throughout the periods ended December 31,


                                                                                    DIVIDENDS AND DISTRIBUTIONS
                                            INVESTMENT ACTIVITIES                              FORM
                                        -----------------------------               ---------------------------
                                                              NET
                               NET                         REALIZED       TOTAL
                              ASSET                           AND       INVESTMENT                                     TOTAL
                             VALUE,           NET         UNREALIZED    ACTIVITIES       NET                         DIVIDENDS
                            BEGINNING     INVESTMENT     GAIN (LOSS)ON     FROM       INVESTMENT        CAPITAL         AND
                            OF PERIOD    INCOME (LOSS)    INVESTMENTS   OPERATIONS      INCOME           GAINS     DISTRIBUTIONS
                            ---------    -------------   -------------  ----------    ----------        -------    -------------
HAWAII MUNICIPAL
BOND FUND
2005(1)                      $ 11.02      $   0.41        $ (0.16)       $  0.25       $ (0.41)          $ (0.09)   $   (0.50)
2004(1)                        11.21          0.41          (0.07)          0.34         (0.41)            (0.12)       (0.53)
2003(1)                        11.20          0.42           0.13           0.55         (0.42)            (0.12)       (0.54)
2002                           10.66          0.44           0.58           1.02         (0.44)            (0.04)       (0.48)
2001                           10.69          0.46          (0.02)          0.44         (0.47)                _        (0.47)

MONEY MARKET FUND
2005(1)                      $  1.00      $   0.03        $     -        $  0.03       $ (0.03)          $     -    $   (0.03)
2004(1)                         1.00          0.01              -           0.01         (0.01)                -        (0.01)
2003(1)                         1.00          0.01              -           0.01         (0.01)                -        (0.01)
2002                            1.00          0.01              -           0.01         (0.01)                _        (0.01)
2001(2)                         1.00          0.02              -           0.02         (0.02)                -        (0.02)



                                                               RATIO OF           RATIO OF          RATIO OF
                        NET                          NET       EXPENSES          EXPENSES TO           NET
                       ASSET                        ASSETS,       TO               AVERAGE         INVESTMENT
                       VALUE,                       END OF     AVERAGE           NET ASSETS      INCOME (LOSS)TO      PORTFOLIO
                      END OF        TOTAL           PERIOD        NET            EXCLUDING FEE       AVERAGE           TURNOVER
                      PERIOD       RETURN +         (000)       ASSETS             WAIVERS         NET ASSETS            RATE
                      ------       --------         -------    -------           -------------   ---------------      ---------
HAWAII MUNICIPAL
BOND FUND
2005(1)                $ 10.77        2.25%        $ 31.515     0.80%             1.18%             3.72%               41%
2004(1)                  11.02        3.10           30,484     0.80              l.l7              3.72                40
2003(1)                  11.21        5.01           30,975     0.70              1.16              3.76                38
2002                     11.20        9.75           33,456     0.70              1.14              3.98                26
2001                     10.66        4.13           30,499     0.70              1.13              4.29                 4

MONEY MARKET FUND
2005(1)                $  1.00        2.53%       $  35.531     0.75%             1.12%             2.60%              n/a
2004(1)                   1.00        0.67           17.824     0.75              1.09              0.65               n/a
2003(1)                   1.00        0.50           17,440     0.75              1.08              0.41               n/a
2002                      1.00        1.08              188     0.75              1.06              1.10               n/a
2001(2)                   1.00        1.96              500     0.75*             1.07*             2.66*              n/a


+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL
  RETURN DOES NOT REFLECT THE SALES CHARGE ON CLASS A SHARES. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

* ANNUALIZED

(1) PER SHARE NET INVESTMENT INCOME AMOUNT CALCULATED USING AVERAGE SHARES.

(2) COMMENCED OPERATIONS ON MAY 1, 2001.

AMOUNTS DESIGNATED AS "--" ARE EITHER $O OR HAVE BEEN ROUNDED TO SO.

                              BISHOP STREET FUNDS

INVESTMENT ADVISER

Bishop Street Capital Management
999 Bishop Street, 10th Floor
Honolulu, Hawaii 96813

SUB-ADVISER




Fischer Francis Trees & Watts, Inc.
200 Park Avenue
46th Floor
New York, NY 10166

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

                                     [LOGO]

                             [BISHOP STREET FUNDS]
                        [YOUR AVENUE TO SOUND INVESTMENT]

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

ANNUAL AND SEMI-ANNUAL REPORTS


These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds. Investors can receive free copies of the annual report and semi-annual reports on the Fund's website at www.bishopstreetfunds.com.

TO OBTAIN MORE INFORMATION:

BY TELEPHONE: Call 1-800-262-9565

BY MAIL: Write to the Funds
Bishop Street Funds
c/o SET Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-annual reports, as well as other information about Bishop Street Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference ROOM, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Room, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov. Bishop Street Funds' Investment Company Act registration number is 811-08572.


VISIT US ONLINE AT WWW.BISHOPSTREETFUNDS.COM.


BSF-PS-008-0800

                                 CLASS I SHARES




                               BISHOP STREET FUNDS

                                   PROSPECTUS


                                  MAY 1, 2006



                             LARGE CAP GROWTH FUND
                           LARGE CAP CORE EQUITY FUND
                             STRATEGIC GROWTH FUND


                             HIGH GRADE INCOME FUND
                           HAWAII MUNICIPAL BOND FUND
                               MONEY MARKET FUND
                           TREASURY MONEY MARKET FUND


                              INVESTMENT ADVISER:
                        BISHOP STREET CAPITAL MANAGEMENT

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                                     [LOGO]

                              [BISHOP STREET FUNDS]

                       [YOUR AVENUE TO SOUND INVESTMENT]

                              ABOUT THIS PROSPECTUS

Bishop Street Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class I Shares of the Bishop Street Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. In the next column, there is some general information you should know about risk and return that is common to each of the Funds.

If you would like more detailed information about the Funds, please see:


                                                                               PAGE
                                                                               ----
LARGE CAP GROWTH FUND ...................................................        4
LARGE CAP CORE EQUITY FUND ..............................................        9
STRATEGIC GROWTH FUND ...................................................       12
HIGH GRADE INCOME FUND ..................................................       16
HAWAII MUNICIPAL BOND FUND ..............................................       20
MONEY MARKET FUND .......................................................       24
TREASURY MONEY MARKET FUND ..............................................       28
MORE INFORMATION ABOUT RISK .............................................       31
MORE INFORMATION ABOUT FUND INVESTMENTS .................................       34
INVESTMENT ADVISER AND SUB-ADVISERS .....................................       34
PURCHASING, SELLING AND EXCHANGING FUND SHARES ..........................       38
OTHER POLICIES ..........................................................       42
DIVIDENDS AND DISTRIBUTIONS .............................................       45
TAXES ...................................................................       45
FINANCIAL HIGHLIGHTS ....................................................       47
APPENDIX - ADDITIONAL INFORMATION REGARDING LOTSOFF CAPITAL MANAGEMENT...       A-1
HOW TO OBTAIN MORE INFORMATION ABOUT ....................................
BISHOP STREET FUNDS .............                                            BACK COVER

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how well an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in a Fund (other than the Money Market Funds) is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Money Market Funds' investments are subject to fluctuations in the current interest rates. Accordingly, an investment in a Money Market Fund is subject to income risk, which is the possibility that a Fund's yield will decline due to falling interest rates. Although each Money Market Fund seeks to keep a constant price per share of $1.00, it is possible to lose money by investing in a Money Market Fund.

A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

BISHOP STREET LARGE CAP GROWTH FUND


FUND SUMMARY

INVESTMENT GOAL                       Long-term capital appreciation

INVESTMENT FOCUS                      Common stocks and other equity securities

SHARE PRICE VOLATILITY                High

PRINCIPAL INVESTMENT STRATEGY         Investing in a diversified portfolio of
                                      U.S. equity securities

INVESTOR PROFILE                      Investors seeking long-term capital
                                      appreciation, who are willing to accept
                                      the risk of share price volatility

SIMPLY SPEAKING

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks, designed to mimic the overall equity market's industry weightings. The Consumer Price Index measures prices of goods bought by a typical consumer such as food, gas, shelter and clothing. It is widely used as a cost-of-living benchmark.

INVESTMENT STRATEGY


The Large Cap Growth Fund primarily invests (at least 80% of its net assets) in common stocks and other equity securities of U.S. issuers with market capitalizations in excess of $5 billion. Such instruments include convertible securities. The Adviser invests in securities it believes have potential for capital appreciation. The Fund seeks to be diversified across issuers and major economic sectors. In making a determination to buy, sell or hold a security, the portfolio management team gives special consideration to the relationship of the security to the risk/reward measurement of the entire portfolio.


The Fund's investment approach, with its emphasis on common stocks and other equity securities, seeks to provide returns consistent with the performance of the U.S. stock market, as generally measured by broad U.S. stock market indices such as the S&P 500 Index. The Adviser employs a core equity investment style with a growth bias.

PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that its market segment, equity securities, may underperform other market segments.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in performance of the Fund's Class I Shares from calendar year to calendar year.


1998                                        33.05%
1999                                        24.37%
2000                                       -16.20%
2001                                       -25.61%
2002                                       -25.06%
2003                                        26.62%
2004                                         3.72%
2005                                         1.59%

BEST QUARTER                             WORST QUARTER
  24.34%                                   -20.28%
(12/31/98)                               (9/30/01)


AVERAGE ANNUAL TOTAL RETURNS


This table compares the Fund's average annual total returns for the periods ended December 31, 2005 to those of the S&P 500 Index and the Consumer Price Index.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                               1 YEAR        5 YEARS      SINCE INCEPTION*
                                                                               ------        -------      ----------------
LARGE CAP GROWTH FUND RETURN BEFORE TAXES
  CLASS I SHARES                                                                1.59%        -5.75%             2.56%

LARGE CAP GROWTH FUND RETURN AFTER TAXES ON DISTRIBUTIONS
  CLASS I SHARES                                                                1.52%        -5.81%             1.90%

LARGE CAP GROWTH FUND RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES
  CLASS I SHARES                                                                1.13%        -4.81%             2.05%

S&P 500 INDEX RETURN (REFLECTS NO DEDUCTION FOR FEES, EXPENSES
OR TAXES)                                                                       4.91%         0.54%             6.98%

CONSUMER PRICE INDEX RETURN (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                                                              3.39%         2.49%             2.41%


* The Fund's inception date is January 30, 1997. Index returns provided from January 31, 1997.

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you purchase or sell Class I Shares.

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                                            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of net asset value)                                           None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends and other Distributions
 (as a percentage of offering price)                                            None
Redemption Fee (as a percentage of amount redeemed, if applicable)*             None
Exchange Fee                                                                    None

*Redemption proceeds over $500 that are wired to your bank account are subject to a $15 wire fee (see "How to Sell Your Fund Shares - Receiving Your Money").

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


Management Fees                                                                0.74%
Other Expenses                                                                 0.57%*
Total Annual Fund Operating Expenses                                           1.31%**


* Other expenses include shareholder servicing fees.

** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser, Administrator and Distributor voluntarily waived a portion of their fees in order to keep total annual fund operating expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the Adviser, Administrator or Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total annual fund operating expenses for Class I Shares were as follows:


Large Cap Growth Fund                  1.00%


For more information about these fees, see "Investment Adviser and Sub-Advisers."

EXAMPLE: COST OF INVESTING

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The Example also assumes that each year your investment has a 5% return, total annual fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund's Class I Shares would be:


1 YEAR                      3 YEARS                5 YEARS                10 YEARS
$  133                       $415                   $718                   $1,579

BISHOP STREET LARGE CAP CORE EQUITY FUND



FUND SUMMARY



INVESTMENT GOAL                     Long-term capital appreciation



INVESTMENT FOCUS                    Large-cap equity securities



SHARE PRICE VOLATILITY              High



PRINCIPAL INVESTMENT STRATEGY       Investing in a diversified portfolio of
                                    large-cap equity securities



INVESTOR PROFILE                    Investors seeking long-term capital
                                    appreciation, who are willing to accept the risk of share price volatility



SIMPLY SPEAKING



WHAT IS AN INDEX?



An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks, designed to mimic the overall equity market's industry weightings. The Consumer Price Index measures prices of goods bought by a typical consumer such as food, gas, shelter and clothing. It is widely used as a cost-of-living benchmark.



INVESTMENT STRATEGY



The Large Cap Core Equity Fund primarily invests (at least 80% of its net assets) in common stocks and other equity securities of U.S. issuers with market capitalizations in excess of $5 billion. The Sub-Adviser invests in securities it believes have potential for capital appreciation. The Fund seeks to be diversified across issuers and major economic sectors. In making a determination to buy, sell or hold a security, the portfolio management team gives special consideration to the relationship of the security to the risk/reward measurement of the entire portfolio. The Sub-Adviser uses quantitative models and fundamental analysis to look for large cap companies that appear to have the potential for more rapid price appreciation than other large cap securities and the overall stock market in general. The Sub-Adviser will generally sell a portfolio security when the Adviser believes (i) the security has achieved its value potential, (ii) changing fundamentals signal a deteriorating value potential, or (iii) other large cap securities have a better performance potential.

The Fund's investment approach, with its emphasis on common stocks and other equity securities, seeks to provide returns consistent with the performance of the U.S. stock market, as generally measured by broad U.S. stock market indices such as the S&P 500 Index. The Sub-Adviser employs a core equity investment style with a value bias.



PRINCIPAL RISKS OF INVESTING



Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.



The Fund is also subject to the risk that its market segment, large-cap equity securities, may underperform other market segments.



PERFORMANCE INFORMATION



As of the date of this prospectus, the Fund does not have a full calendar year of performance and, therefore, performance results have not been provided.



FUND FEES & EXPENSES



This table describes the fees and expenses that you may pay if you purchase or sell Class I Shares.



Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                                            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of net asset value)                                           None
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends and other Distributions (as a percentage
 of offering price)                                                             None
Redemption Fee (as a percentage of amount redeemed,
 if applicable)*                                                                None
Exchange Fee                                                                    None



*Redemption proceeds over $500 that are wired to your bank account are subject to a $15 wire fee (see "How to Sell Your Fund Shares - Receiving Your Money").



ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)



Management Fees                                                                0.74%
Other Expenses                                                                 0.55%*
Total Annual Fund Operating Expenses                                           1.29%**



* Other expenses are estimated as the Fund has not yet commenced operations. Other expenses include shareholder servicing fees.

** The Fund's actual total annual fund operating expenses are expected to be less than the amount shown above because the Adviser, Administrator and Distributor agreed to voluntarily waive a portion of their fees in order to keep total annual fund operating expenses at a specified level. The Adviser, Administrator or Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total annual fund operating expenses for Class I Shares are expected to be as follows:



      Large Cap Core Equity Fund            1.05%



For more information about these fees, see "Investment Adviser and Sub-Advisers."



EXAMPLE: COST OF INVESTING



This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.



The Example also assumes that each year your investment has a 5% return, total annual fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund's Class I Shares would be:



1 YEAR                      3 YEARS
 $131                        $409

BISHOP STREET STRATEGIC GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                         Long-term capital appreciation

INVESTMENT FOCUS                        Common stocks

SHARE PRICE VOLATILITY                  High

PRINCIPAL INVESTMENT STRATEGY           Investing in U.S. growth stocks

INVESTOR PROFILE                        Investors seeking long-term capital
                                        appreciation, who are willing to accept
                                        the risk of high share price volatility

SIMPLY SPEAKING

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500/BARRA Growth Index is a subset of the S&P 500 Index and consists of those companies with the highest price-to-book ratios. The S&P 500 Index is a widely-recognized index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. Each of these Indexes is capitalization weighted, meaning each stock in the index is weighted to its market value. The Consumer Price Index measures prices of goods bought by a typical consumer such as food, gas, shelter and clothing. It is widely used as a cost-of-living benchmark.

INVESTMENT STRATEGY

The Strategic Growth Fund primarily invests in U.S. common stocks that the Sub-Adviser believes have potential for capital appreciation. The Fund's portfolio is comprised of approximately fifty equally-weighted stocks. The Fund expects to remain as fully invested in the above securities as practicable.

The Sub-Adviser's investment strategy uses a proprietary, quantitative investment model to make investment decisions for the Fund. The Sub-Adviser's model selects securities from an initial database of approximately 1,500 stocks, which are screened down to 500. This screening is based on factors such as market capitalization and daily trading volume. The model then ranks the securities based on a myriad of other factors, such as growth prospects, and produces "buy," "hold" and "sell" recommendations. All factors used in the model are based on the Sub-Adviser's in-house research.

The Sub-Adviser's model focuses on "growth" stocks. These are stocks that the Sub-Adviser believes have above-average potential for long-term capital appreciation based on factors such as improving earnings, growth in book value and valuation. The Sub-Adviser's model is not necessarily designed to focus on traditional or more commonly recognized growth concepts, such as above average gains in earnings, high levels of profit growth or high price to earnings ratios.

The Fund's portfolio manager reviews the model's recommendations generally on a daily basis to maintain approximate equal weightings of the stocks in the Fund's portfolio. On a monthly basis, the portfolio manager and the Investment Committee rebalance the Fund's portfolio and make buy and sell decisions for the Fund based on the model's recommendations. The portfolio manager and the Investment Committee generally do not override the model's recommendations, absent unusual circumstances. The Sub-Adviser expects the Fund to experience a low level of portfolio turnover.

PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that its market segment, equity securities, may underperform other market segments.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class I Shares from calendar year to calendar year.


2003                                            38.08%
2004                                             9.64%
2005                                            11.52%

BEST QUARTER                                    WORST QUARTER
  18.92%                                           -5.19%
(6/30/03)                                         (9/30/04)

AVERAGE ANNUAL TOTAL RETURNS


This table compares the Fund's average annual total returns for the periods ended December 31, 2005 to those of the S&P 500/BARRA Growth Index, S&P 500 Index and the Consumer Price Index.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                   1 YEAR     SINCE INCEPTION*
                                                                   ------     ----------------
STRATEGIC GROWTH FUND RETURN BEFORE TAXES
  CLASS I SHARES                                                   11.52%          11.40%

STRATEGIC GROWTH FUND RETURN AFTER TAXES ON DISTRIBUTIONS
  CLASS I SHARES                                                   11.25%          11.32%

STRATEGIC GROWTH FUND RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES
  CLASS I SHARES                                                    7.85%           9.87%

S&P 500/BARRA GROWTH INDEX RETURN (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                                        3.46%           8.78%

S&P 500 INDEX RETURN (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                                                  4.91%          11.63%

CONSUMER PRICE INDEX RETURN (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                                        3.39%           2.62%


* The Fund's Inception Date Is July 1, 2002. Index Returns Provided From July 31, 2002.

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you purchase or sell Class I Shares.

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                                           None
Maximum Deferred Sales Charge (Load)
  (as a percentage of net asset value)                                          None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
  and other Distributions (as a percentage of offering price)                   None
Redemption Fee (as a percentage of amount redeemed, if applicable)*             None
Exchange Fee                                                                    None

*Redemption proceeds over $500 that are wired to your bank account are subject to a $15 wire fee (see "How to Sell Your Fund Shares - Receiving Your Money").

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


Management Fees                                                                0.74%
Other Expenses                                                                 0.57%*
Total Annual Fund Operating Expenses                                           1.31%**


* Other expenses include shareholder servicing fees.

** The Fund's actual total annual fund operating expenses were less than the amount shown above because the Adviser, Administrator and Distributor voluntarily agreed to waive a portion of their fees (or reimburse Fund expenses) in order to keep total annual fund operating expenses at a specified level. The Adviser, Administrator or Distributor may discontinue all or part of these waivers/reimbursements at any time. With these fee waivers/reimbursements, the Fund's actual total annual fund operating expenses for Class I Shares were as follows:


             Strategic Growth Fund             1.07%


For more information about these fees, see "Investment Adviser and Sub-Advisers."

EXAMPLE: COST OF INVESTING

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The Example also assumes that each year your investment has a 5% return, total annual fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund's Class I Shares would be:


1 YEAR                      3 YEARS                5 YEARS                10 YEARS
 $133                        $415                   $718                   $1,579

BISHOP STREET HIGH GRADE INCOME FUND

FUND SUMMARY

INVESTMENT GOAL                       High total return

INVESTMENT FOCUS                      Corporate and U.S. government debt
                                      obligations

SHARE PRICE VOLATILITY                Medium

PRINCIPAL INVESTMENT STRATEGY         Investing in high grade U.S. debt
                                      obligations of domestic corporations and the U.S. government

INVESTOR PROFILE                      Conservative investors seeking income,
                                      who are willing to accept some degree of share price volatility

SIMPLY SPEAKING

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government and fixed-rate non-convertible corporate debt securities issued or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least one year. The Consumer Price Index measures prices of goods bought by a typical consumer such as food, gas, shelter and clothing. It is widely used as a cost-of-living benchmark.

INVESTMENT STRATEGY

The High Grade Income Fund primarily invests (at least 80% of its net assets) in high grade U.S. dollar-denominated debt obligations of domestic corporations and the U.S. government, its agencies or instrumentalities. High grade debt obligations are those rated in the three highest ratings categories by either S&P or other nationally recognized statistical rating organizations, and include mortgage-backed, variable and floating rate instruments. The Fund may also invest up to 20% of its net assets in investment grade securities (securities rated BBB by S&P, BAA by Moody's, or unrated equivalent). In determining whether to buy, sell or hold a security, the portfolio management team analyzes the security relative to the risk characteristics of the portfolio as a whole. The portfolio management team considers several factors when selecting securities for the Fund's portfolio, including the current state of a bond's issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer's credit rating. The portfolio management team may continue to hold a bond that has been downgraded if it believes it is in the best interest of the Fund's shareholders.

PRINCIPAL RISKS OF INVESTING

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, the volatility of lower-rated securities is even greater than that of higher-rated securities. Longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that its market segment, fixed income securities, may underperform other market segments.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition of the credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities.

The Fund's investment approach, with its emphasis on high quality corporate and U.S. government obligations of medium maturity, seeks to provide total return through income and some capital appreciation with moderate risk to principal and less sensitivity to changing interest rates than longer-term or lower quality bond funds.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in performance of the Fund's Class I Shares from calendar year to calendar year.

1998                     9.09%
1999                    -4.34%
2000                    10.25%
2001                     7.16%
2002                    11.54%
2003                     3.31%
2004                     3.41%
2005                     2.00%


BEST QUARTER                                 WORST QUARTER
6.65%                                           -3.07%
(9/30/02)                                      (6/30/04)

AVERAGE ANNUAL TOTAL RETURNS


This table compares the Fund's average annual total returns for the periods ended December 31, 2005 to those of the Lehman Brothers U.S. Government/Credit Index and the Consumer Price Index.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                    1 YEAR     5 YEARS     SINCE INCEPTION*
                                                                    ------     -------     ----------------
HIGH GRADE INCOME FUND RETURN BEFORE TAXES
  CLASS I SHARES                                                     2.00%       5.43%           5.54%

HIGH GRADE INCOME FUND RETURN AFTER TAXES ON DISTRIBUTIONS
  CLASS I SHARES                                                     0.42%       3.70%           3.51%

HIGH GRADE INCOME FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND
 SALE OF FUND SHARES
  CLASS I SHARES                                                     1.35%       3.65%           3.51%

LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX RETURN (REFLECTS
 NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                           2.37%       6.11%           6.59%

CONSUMER PRICE INDEX RETURN (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                                                  3.39%       2.49%           2.41%


* The Fund's inception date is January 30, 1997. Index returns provided from January 31, 1997.

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you purchase or sell Class I Shares.

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
    of offering price)                                                          None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset
    value)                                                                      None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
    other Distributions (as a percentage of offering price)                     None
Redemption Fee (as a percentage of amount redeemed, if applicable)*             None
Exchange Fee                                                                    None

* Redemption proceeds over $500 that are wired to your bank account are subject to a $15 wire fee (see "How to Sell Your Fund Shares - Receiving Your Money").

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


Management Fees                          0.55%
Other Expenses                           0.58%*
Total Annual Fund Operating Expenses     1.13%**


*     Other expenses include shareholder servicing fees.


** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser, Administrator and Distributor voluntarily waived a portion of their fees in order to keep total annual fund operating expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the Adviser, Administrator or Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total annual fund operating expenses for Class I Shares.


High Grade Income Fund           0.76%

For more information about these fees, see "Investment Adviser and Sub-Advisers."

EXAMPLE: COST OF INVESTING

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The Example also assumes that each year your investment has a 5% return, total annual fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund's Class I Shares would be:


1 YEAR                   3 YEARS               5 YEARS                10 YEARS
$  115                   $   359               $   622                $  1,375

BISHOP STREET HAWAII MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT GOAL                        High current income exempt from
                                       federal and Hawaii state income taxes

INVESTMENT FOCUS                       Hawaii municipal bonds

SHARE PRICE VOLATILITY                 Medium

PRINCIPAL INVESTMENT STRATEGY          Investing in a portfolio focused on
                                       investment grade municipal bonds

INVESTOR PROFILE                       Investors seeking tax-exempt current
                                       income who are willing to accept the risk of investing in a portfolio of municipal securities

SIMPLY SPEAKING

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year. The Consumer Price Index measures prices of goods bought by a typical consumer such as food, gas, shelter and clothing. It is widely used as a cost-of-living benchmark.

INVESTMENT STRATEGY

The Hawaii Municipal Bond Fund primarily invests (at least 80% of its net assets) in investment grade municipal bonds, the interest from which is exempt from regular federal and Hawaii state income taxes. While the Adviser attempts to maximize the portion of the Fund's assets invested in Hawaii issues, the Fund may also invest in municipal bonds issued by other U.S. states, territories and possessions. There is no restriction upon the amount of the Fund's assets that may be invested in obligations that pay income subject to the federal alternative minimum tax. To the extent that the Fund invests in securities subject to the alternative minimum tax, the income received from these securities could be taxable. There is no limit on the average maturity of the Fund's portfolio. The Adviser will use its judgment to invest in securities that will provide a high level of current income in light of current market conditions. In making a determination to buy, sell or hold a security, the portfolio manager gives special consideration to the relative value of the security in comparison to the available alternatives, while remaining consistent with the objectives of the portfolio. The portfolio management team considers several factors when selecting securities for the Fund's portfolio, including the current state of a bond's issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer's credit rating. The portfolio management team may continue to hold a bond that has been downgraded if it believes it is in the best interest of the Fund's shareholders.

PRINCIPAL RISKS OF INVESTING

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, the volatility of lower-rated securities is even greater than that of higher-rated securities. Longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that its market segment, fixed income securities, may underperform other market segments.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund's concentration of investments in securities of issuers located in Hawaii subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Hawaii obligations than a mutual fund that does not have as great a concentration in Hawaii.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund's investment approach, with its emphasis on investment grade municipal bonds, seeks to provide current tax-exempt income with moderate risk to principal. The Fund generally is not expected to perform as well as a comparable taxable bond fund, but may do as well or better on an after-tax basis.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in performance of the Fund's Class I Shares from calendar year to calendar year.

1996                    4.21%
1997                    8.52%
1998                    5.84%
1999                   -2.65%
2000                   12.61%
2001                    4.24%
2002                   10.02%
2003                    5.27%
2004                    3.36%
2005                    2.51%



                     BEST QUARTER            WORST QUARTER
                         5.13%                   -2.22%
                       (12/31/00)               (6/30/04)

AVERAGE ANNUAL TOTAL RETURNS


This table compares the Fund's average annual total returns for the periods ended December 31, 2005 to those of the Lehman Brothers Municipal Bond Index and the Consumer Price Index.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                    1 YEAR      5 YEARS     10 YEARS
                                                                    ------      -------     --------
HAWAII MUNICIPAL BOND FUND RETURN BEFORE TAXES
  CLASS I SHARES                                                     2.51%       5.05%        5.32%

HAWAII MUNICIPAL BOND FUND RETURN AFTER TAXES ON
 DISTRIBUTIONS
  CLASS I SHARES                                                     2.38%       4.93%        5.25%

HAWAII MUNICIPAL BOND FUND RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES
  CLASS I SHARES                                                     3.20%       4.93%        5.22%

LEHMAN BROTHERS MUNICIPAL BOND INDEX RETURN
 (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  3.51%       5.59%        5.72%

CONSUMER PRICE INDEX RETURN (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                                        3.39%       2.49%        2.51%

FUND FEES & EXPENSES


This table describes the fees and expenses that you may pay if you purchase or sell Class I Shares.

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                                            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of net asset value)                                           None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
 other Distributions (as a percentage of offering price)                        None
Redemption Fee
 (as a percentage of amount redeemed, if applicable)*                           None
Exchange Fee                                                                    None

* Redemption proceeds over S500 that arc wired to your bank account are subject to a $ 15 wire fee (sec "How to Sell Your Fund Shares - Receiving Your Money").

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


Management Fees                                0.35%
Other Expenses                                 0.58%*
Total Annual Fund Operating Expenses           0.93%**


*     Other expenses include shareholder servicing fees.

** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser, Administrator and Distributor voluntarily waived a portion of their fees in order to keep total annual fund operating expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the Adviser, Administrator or Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total annual fund operating expenses for Class I Shares were as follows:

Hawaii Municipal Bond Fund             0.55%

For more information about these fees, see "Investment Adviser and Sub-Advisers."

EXAMPLE: COST OF INVESTING

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, total annual fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund's Class I Shares would be:


1 YEAR                   3 YEARS               5 YEARS                10 YEARS
$   95                   $   296               $   515                $  1,143

BISHOP STREET MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                        Preserving principal and maintaining
                                       liquidity while providing current income

INVESTMENT FOCUS                       Short-term money market instruments

SHARE PRICE VOLATILITY                 Very low

PRINCIPAL INVESTMENT STRATEGY          Investing in high quality, U.S. dollar
                                       denominated short-term securities

INVESTOR PROFILE                       Conservative investors seeking current
                                       income through a low risk liquid
                                       investment

SIMPLY SPEAKING

WHAT IS AN AVERAGE?

An average represents the performance of a specific group of mutual funds with a particular investment objective. You cannot invest directly in an average. The iMoneyNet, Inc. First Tier Institutions-Only Average is a composite of mutual funds with investment goals similar to the Fund's goal.

INVESTMENT STRATEGY

The Money Market Fund is comprised of short-term U.S. dollar denominated debt obligations that are rated in one of the two highest categories by nationally recognized rating organizations or securities that the Sub-Adviser determines are of comparable quality. The Fund invests substantially all of its assets in short-term securities including: (i) commercial paper and other short-term corporate obligations of U.S. and foreign issuers (including asset-backed securities); (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes and other obligations of U.S. and foreign savings and loan institutions and commercial banks (including foreign branches of such banks) that meet certain asset requirements; (iii) short-term obligations issued by state and local governments; (iv) obligations of foreign governments (including Canadian and Provincial Government and Crown Agency Obligations); and (v) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government. The Fund may also enter into fully-collateralized repurchase agreements.

The Adviser has engaged Fischer Francis Trees & Watts, Inc. (Sub-Adviser) to manage the Fund's assets on a day-to-day basis. Using a top-down strategy and bottom-up security selection process, the Sub-Adviser seeks securities with an acceptable maturity, that are marketable and liquid, that offer competitive yields, and that are issued by issuers that are on a sound financial footing. The Sub-Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The

Fund follows strict Securities and Exchange Commission (SEC) rules about credit quality, maturity and diversification of its investments.

PRINCIPAL RISKS OF INVESTING

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to maintain a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund's investment approach, with its emphasis on short-term obligations, seeks to provide current income with low risk to principal and lower exposure to fluctuations in share price. The Fund generally can be expected to provide lower returns than fixed income funds that invest in longer-term securities.

THE MONEY MARKET FUND TRIES TO MAINTAIN A CONSTANT PRICE PER SHARE OF $1.00, BUT THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE THIS GOAL.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in performance of the Fund's Class I Shares from calendar year to calendar year.


1996                    5.12%
1997                    5.29%
1998                    5.26%
1999                    4.88%
2000                    6.13%
2001                    3.86%
2002                    1.34%
2003                    0.76%
2004                    0.92%
2005                    2.78%


                     BEST QUARTER            WORST QUARTER
                         1.57%                   0.16%
                       (9/30/00)               (3/31/04)

AVERAGE ANNUAL TOTAL RETURNS


This table compares the Fund's returns for the periods ended December 31, 2005 to those of the iMoneyNet, Inc. First Tier Institutions-Only Average.



                                                                    1 YEAR     5 YEARS      10 YEARS
MONEY MARKET FUND RETURN
  CLASS I SHARES                                                     2.78%      1.92%         3.62%

IMONEYNET, INC. FIRST TIER INSTITUTIONS-ONLY AVERAGE RETURN          2.92%      2.03%         3.71%



For information concerning the Fund's 7-Day Yield, please call 1-800-262-9565.


FUND FEES & EXPENSES

This table describes the fees that you may pay if you purchase or sell Class I Shares.

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                                            None
Maximum Deferred Sales Charge (Load)
 (as a percentage of net asset value)                                           None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
 other Distributions (as a percentage of offering price)                        None
Redemption Fee
 (as a percentage of amount redeemed, if applicable)*                           None
Exchange Fee                                                                    None

* Redemption proceeds over $500 that are wired to your bank account are subject to a $15 wire lee (see "How to Sell Your Fund Shares - Receiving Your Money").

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


Management Fees                            0.30%
Other Expenses                             0.57%*
Total Annual Fund Operating Expenses       0.87%**


*     Other expenses include shareholder servicing fees.

** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser, Administrator and Distributor voluntarily waived a portion of their fees in order to keep total annual fund operating expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the Adviser, Administrator or Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total annual fund operating expenses for Class I Shares were as follows:

Money Market Fund           0.50%

For more information about these fees, sec "Investment Adviser and Sub-Advisers."

EXAMPLE: COST OF INVESTING

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The Example also assumes that each year your investment has a 5% return, total annual fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund's Class I Shares would be:


1 YEAR                   3 YEARS               5 YEARS                10 YEARS
$   89                   $   278               $   482                $  1,073

BISHOP STREET TREASURY MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                       Preserving principal and maintaining a
                                      high degree of liquidity while providing current income

INVESTMENT FOCUS                      Money market instruments issued or
                                      guaranteed by the U.S. Treasury

SHARE PRICE VOLATILITY                Very low

PRINCIPAL INVESTMENT STRATEGY         Investing in U.S. Treasury
                                      obligations and repurchase
                                      agreements

INVESTOR PROFILE                      Conservative investors seeking current
                                      income through a low risk liquid
                                      investment

SIMPLY SPEAKING

WHAT IS AN AVERAGE?

An average represents the performance of a specific group of mutual funds with a particular investment objective. You cannot invest directly in an average. The iMoneyNet, Inc. U.S. Treasury & Repo Average is a composite of mutual funds with investment goals similar to the Fund's goal.

INVESTMENT STRATEGY

The Fund invests exclusively in U.S. Treasury obligations and repurchase agreements fully-collateralized by U.S. Treasury obligations.

The Adviser has engaged Fischer Francis Trees & Watts, Inc. (Sub-Adviser) to manage the Fund's assets on a day-to-day basis. Using a top-down strategy and bottom-up security selection process, the Sub-Adviser seeks securities with an acceptable maturity that are marketable, liquid and offer competitive yields. The Sub-Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The Fund follows strict SEC rules about credit quality, maturity and diversification of its investments.

PRINCIPAL RISKS OF INVESTING

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

An investment in the Fund is not a bank deposit. Although the Fund seeks to maintain a constant price per share of $ 1.00, you may lose money by investing in the Fund.

The Fund's investment approach, with its emphasis on short-term U.S. Treasury obligations, seeks to provide current income with low risk to principal and lower exposure to fluctuations in share price. The Fund generally can be expected to provide lower returns than fixed income funds that invest in longer-term securities.

THE TREASURY MONEY MARKET FUND TRIES TO MAINTAIN A CONSTANT PRICE PER SHARE OF $1.00, BUT THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE THIS GOAL.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in performance of the Fund's Class I Shares from calendar year to calendar year.


  1997                 5.22%
  1998                 5.10%
  1999                 4.65%
  2000                 5.89%
  2001                 3.68%
  2002                 1.29%
  2003                 0.74%
  2004                 0.91%
  2005                 2.62%
BEST QUARTER          WORST QUARTER
  1.53%                 0.15%
(12/31/00)            (3/31/04)


AVERAGE ANNUAL TOTAL RETURNS


This table compares the Fund's average annual total returns for the periods ended December 31,2005 to those of the iMoneyNet, Inc. U.S. Treasury & Repo Average.



                                                         1 YEAR      5 YEARS       SINCE INCEPTION*
                                                         ------      -------       ----------------
TREASURY MONEY MARKET FUND RETURN
  CLASS I SHARES                                          2.62%       1.84%             3.45%

IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE RETURN       2.39%       1.57%             3.14%


* The Fund's inception date is May 1, 1996. Index returns provided from May 31, 1996.

For more information concerning the Fund's 7-Day Yield, please call 1-800-262-9565.

FUND FEES & EXPENSES

This table describes the fees that you may pay if you purchase or sell Class I Shares.

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                                          None
Maximum Deferred Sales Charge (Load)
 (as a percentage of net asset value)                                         None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
 other Distributions (as a percentage of offering price)                      None
Redemption Fee
 (as a percentage of amount redeemed, if applicable)*                         None
Exchange Fee                                                                  None

*Redemption proceeds over $500 that are wired to your bank account are subject to a $15 wire fee (see "How to Sell Your Fund Shares - Receiving Your Money").

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


Management Fees
Other Expenses                             0.30%
Total Annual Fund Operating                0.57%*
Expenses                                   0.87%**


* Other expenses include shareholder servicing fees.

** The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser, Administrator and Distributor voluntarily waived a portion of their fees in order to keep total annual fund operating expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the Adviser, Administrator or Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total annual fund operating expenses for Class I Shares were as follows:

Treasury Money Market Fund                0.44%

For more information about these fees, see "Investment Adviser and Sub-Advisers."

EXAMPLE: COST OF INVESTING

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The Example also assumes that each year your investment has a 5% return, total annual fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund's Class I Shares would be:


1 YEAR                 3 YEARS                5 YEARS                10 YEARS
$ 89                    $ 278                  $ 482                 $ 1,073

MORE INFORMATION ABOUT RISK



MANAGEMENT RISK - The risk that a strategy used by the Fund's management may              All Funds
fail to produce the intended result.

EQUITY RISK - Equity securities include public and privately issued equity                Large Cap Growth Fund
securities, common and preferred stocks, warrants, rights to subscribe to common          Large Cap Core Equity Fund
stock and convertible securities, as well as instruments that attempt to track            Strategic Growth Fund
the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.
Fluctuations in the value of equity securities in which a mutual fund invests will cause a Fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK - The market value of fixed income investments changes in               High Grade Income Fund
response to interest rate changes and other factors. During periods of falling            Hawaii Municipal Bond Fund
interest rates, the values of outstanding fixed income securities generally               Money Market Fund
rise. Moreover, while securities with longer maturities tend to produce higher            Treasury Money Market Fund
yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

         CALL RISK - During periods of falling interest rates, certain debt               High Grade Income Fund
         obligations with high interest rates may be prepaid (or "called")                Hawaii Municipal Bond Fund
         by the issuer prior to maturity. This may cause a Fund's average                 Money Market Fund
         weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

CREDIT RISK - The possibility that an issuer will be unable to make                             High Grade Income Fund
timely payments of either principal or interest. Since the Fund  purchases                      Hawaii Municipal Bond Fund
securities backed by credit enhancements from banks and other financial                         Money Market Fund
institutions, changes in the credit ratings of these institutions could cause the Fund to lose money and may affect the Fund's share price.

EVENT RISK - Securities may suffer declines in credit quality and market value                  High Grade Income Fund
due to issuer restructurings or other factors. This risk should be reduced                      Hawaii Municipal Bond Fund
because of the Fund's multiple holdings.                                                        Money Market Fund

MUNICIPAL ISSUER RISK - There may be economic or political changes that impact                  High Grade Income Fund
the ability of municipal issuers to repay principal and to make interest                        Hawaii Municipal Bond Fund
payments on municipal securities. Changes to the financial condition or credit                  Money Market Fund
rating of municipal issuers may also adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities.
Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, the Hawaii Municipal Bond Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are fixed income                        High Grade Income Fund
securities representing an interest in a pool of underlying mortgage loans.
They are sensitive to changes in interest rates, but may respond to these changes differently than other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS


In addition to the principal investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information. Of course, we cannot guarantee that any Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in short-term obligations, cash or cash equivalents. When a Fund is investing for temporary defensive purposes, it is not pursuing its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the Statement of Additional Information. The portfolio holdings are disclosed in the Quarterly Holdings Report, which is available on the Funds' website at: www.bishopstreetfunds.com.


INVESTMENT ADVISER AND SUB-ADVISERS


INVESTMENT ADVISER

The Investment Adviser (Adviser) makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program.


The Adviser oversees the Sub-Advisers to ensure compliance with the Large Cap Core Equity. Strategic Growth, Money Market and Treasury Money Market Funds' investment policies and guidelines, and monitors the Sub-Advisers' adherence to their investment styles. The Adviser pays the Sub-Advisers out of the investment advisory fees it receives (described below).



The Board of Trustees of Bishop Street Funds supervises the Adviser and Sub-Advisers and establishes policies that the Adviser and Sub-Advisers must follow in their management activities. A Discussion regarding the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements is included each year in the Funds' semi-annual report for the period ended June 30.



BISHOP STREET CAPITAL MANAGEMENT, a registered investment adviser and wholly-owned subsidiary of First Hawaiian Bank, serves as Adviser to the Funds. Before February 22, 2000, First Hawaiian Bank served as Adviser to the Funds. First Hawaiian Bank is a subsidiary of BancWest Corporation, itself a subsidiary of BNP Paribas. As of December 31, 2005,

Bishop Street Capital Management had approximately $ 2.8 billion in assets under management. For the fiscal year ended December 31, 2005, the Funds paid advisory fees to the Adviser in the following amounts (based on average net assets):



Large Cap Growth Fund            0.66%
Strategic Growth Fund            0.74%
High Grade Income Fund           0.42%
Hawaii Municipal Bond Fund       0.25%
Money Market Fund                0.17%
Treasury Money Market Fund       0.11%



The Large Cap Core Equity Fund has not completed a full fiscal year. For its advisory sendees, the Large Cap Core Equity Fund pays the Adviser an annual fee of 0.74% of the Fund's average net assets.


INVESTMENT SUB-ADVISERS


FISCHER FRANCIS TREES & WATTS, INC. (FFTW) serves as the Money Market Fund and Treasury Money Market Fund's Sub-Adviser and manages each Fund's assets on a day-to-day basis under the general supervision of the Adviser and the Board of Trustees. Organized in 1972, FFTW is registered as an investment adviser with the SEC and is a New York corporation that, together with its affiliated companies located in London, Singapore and Tokyo, managed $ 39.7 billion as of December 31, 2005, for numerous fixed income clients. FFTW, together with its affiliates, currently advises institutional clients including banks, central banks, pension funds, insurance assets, mutual funds, endowments, foundations and trusts. FFTW's Main Office is located at 200 Park Avenue, New York, NY 10166. FFTW is directly wholly-owned by Charter Atlantic Corporation, a New York corporation, which in-turn is owned by sixteen employee shareholders and one institutional shareholder, BNP Paribas.






BNP PARIBAS ASSET MANAGEMENT, INC. (BNP PAM) serves as the Strategic Growth Fund's Sub-Adviser and manages the Fund's assets on a day-to-day basis. BNP PAM selects, buys and sells securities for the Fund under the general supervision of the Adviser and the Board of Trustees. BNP PAM is an affiliate of the Adviser and a subsidiary of BNP Paribas. BNP PAM Inc. is an investment adviser registered as such with the SEC under the Advisers Act. It has the capability to manage and/or advise on the investment activities for a range of managed accounts for which it has been appointed by clients as investment adviser and to provide investment advisory services in connection with such accounts by using the services of various capable individuals, including individuals ("associated persons", as used by the SEC in the Unibanco No Action letter of July 28, 1992) who are employed by or seconded to BNP Paribas Asset Management SAS (BNP PAM
SAS). BNP PAM is a direct, wholly-owned subsidiary of Paribas North America, Inc. As of December 31, 2005, BNP PAM SAS had approximately $ 4.2 billion in assets under management for U.S. equity products and approximately $ 323.8 billion in assets under management worldwide.

 Lotsoff Capital Management (Lotsoff) serves as the Large Cap Core Equity Fund's Sub-Adviser and manages the Fund's assets on a day-to-day basis. Lotsoff, an Illinois general partnership, was organized in 1981. Lotsoff is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940 and provides investment management services for retirement plans, financial intermediaries, foundations, corporations, fund of funds, and high net worth individuals and families. As of December 31, 2005, Lotsoff had approximately $5.5 Billion in assets under management. Please see the appendix to this prospectusl for additional information regarding Lotsoff and its investment process.

PORTFOLIO MANAGERS


Kenneth Miller, Bishop Street Capital Management, Senior Vice President, Co-Director of Equity, manages the Large Cap Growth Fund. Dr. Miller has been with the Adviser and/or its affiliates since 2002. From 1996 to 2002, Dr. Miller was a Senior Research Analyst with JP Morgan H&Q (Hambrecht & Quist). Dr. Miller holds an MBA from Cornell University and a Bachelor of Medicine and Bachelor of Surgery from Flinders University, School of Medicine in Adelaide, Australia.


Cristopher Borden, Bishop Street Capital Management, Fixed Income Portfolio Manager, has been the manager of the Hawaii Municipal Bond Fund since 2000. From 1998-2000, Mr. Borden was a Consultant with Rendon Group. Mr. Borden holds an MBA from the American University and a BA from the University of Colorado at Boulder.

Jennifer Carias, Bishop Street Capital Management, Fixed Income Portfolio Manager, is the portfolio manager of the High Grade Income Fund and has served in various capacities with the Adviser and/or its affiliates since 1971.
Ms. Carias holds a BA from Chaminade University.


Kenneth O'Donnell, Portfolio Manager of FFTW, serves as portfolio manager of the Money Market and Treasury Money Market Funds. Mr. O'Donnell joined FFTW in 2002 and has eight years of investment experience. From 1998 to 2002, Mr. O'Donnell was a Structured Securities Trader/Analyst at Mellon Standish Asset Management (formerly, Standish Ayer and Wood, Inc.).


Hubert Goye, of BNP PAM, serves as the Strategic Growth Fund's Portfolio Manager. Mr. Goye is Senior Vice President of BNP PAM, Head of International Equity and has been a portfolio manager since 1995. Mr. Goye has more than 15 years of investment experience and holds an advanced degree in engineering from Ecole Nationale de Ponts et Chaussees, Paris. Mr. Goye manages BNP PAM's U.S. Core Growth strategy's model portfolio, the investment decisions of which are replicated in the Fund. Although final decisions remain with Mr. Goye, the management of the U.S. Core Growth product is based on a team approach, in which the following five people actively participate:

      Chakri Lokapriya, of BNP PAM, is a U.S. Company Analyst. Before joining BNP PAM in 2003, Mr. Lokapriya served as a director at both Private Invest Exchange Ltd, from 2001 to 2002, and Private Capital Exchange, from 2000 to 2001. From 1999 to 2000, Mr. Lokapriya served as a private consultant to PrimeMed.


      Maria-Luz Diaz Blanco, CFA, of BNP PAM, is a U.S. Company Analyst and has been with BNP PAM since 2000.





      Bruno Taillardat, of BNP PAM, is a Quantitative Research Analyst and has been with BNP PAM since 1998.


      Nathalie Jacquesson, of BNP PAM, is a Quantitative Research Analyst and has been with BNP PAM since 2001.


      Eric Levy, of BNP PAM, is a Portfolio Assistant and Trader and has been with BNP PAM since 1989.


Joseph N. Pappo and Donald W. Reid, Ph.D., both of Lotsoff, serve as co-portfolio managers of the Large Cap Core Equity Fund. Mr. Pappo, Senior Portfolio Manager and Director of Equity Investments, and Mr. Reid, Senior Portfolio Manager and Director of Research, joined Lotsoff in 1997. Prior to 1997, they managed over $1 billion in both small and large cap active equity strategies at Weiss, Peck and Greer. They have been together as a team for 19 years and have been the portfolio managers for Lotsoff's large cap strategy since its inception.



Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds is available in the Statement of Additional Information.


ADDITIONAL COMPENSATION


The Adviser and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Funds. The Adviser and its affiliates may also receive compensation for providing services to the Funds in cases where the compensation is not duplicative of the compensation ERISA accounts pay for fiduciary and non-fiduciary services (e.g., shareholder services).


SHAREHOLDER SERVICING

The Funds have adopted a Shareholder Servicing Plan that allows the Funds to pay shareholder servicing fees of up to 0.25% of a Fund's average daily net assets for the servicing of its shares and for services provided to shareholders. The Adviser or any of its affiliates providing brokerage or investment-related services may receive shareholder servicing fees, payable from the Funds' assets, of up to 0.25% of each Fund's average daily net assets. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


PURCHASING, SELLING AND EXCHANGING FUND SHARES


This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Funds.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

HOW TO PURCHASE FUND SHARES

You may purchase shares directly by:

-     Mail;
-     Telephone;
-     Wire; or
-     Direct Deposit.

To purchase shares directly from the Funds, complete and send in an account application. If you need an application or have questions, please call 1-800-262-9565. All investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars, drawn on U.S. financial institutions and made payable on its face to the Fund(s). The Funds do not accept purchases made by cash or cash equivalents (for instance, you may not pay by money order or traveler's check). The Funds do not accept purchases made by credit card check. Mail your check to Bishop Street Funds, P.O. Box 219721, Kansas City,
MO 64121-9721.

GENERAL INFORMATION


You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

The price per share (the offering price) will be the net asset value (NAV) per share next determined after a Fund receives your purchase order. A Fund is deemed to have received your order upon receipt of a completed account application and proper payment. If you already have an existing account, a Fund is deemed to have received your order upon receipt of your order and proper payment.

Each bond and equity fund's NAV is calculated once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, generally we must receive your purchase order in proper form by 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Each money market fund's NAV is calculated once each Business Day at 4:00 p.m., Eastern Time. So for you to be eligible to receive dividends declared on the day you submit your purchase order, the Funds generally must receive your order and federal funds (readily available funds) by 4:00 p.m., Eastern Time.

On any Business Day when the Bond Market Association (BMA) recommends that the securities markets close early, the bond and money market funds reserve the right to close at or prior to the BMA recommended closing time. If a bond or money market fund does so, it will not grant same business day credit for purchase and redemption orders received after the bond fund's or money market fund's closing time and credit will be given to the next Business Day.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV for the bond and equity funds, the Funds generally value their investment portfolios at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

In calculating NAV for the money market funds, the Funds generally value their investment portfolios using the amortized cost valuation method, which is described in detail in the Funds' Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price, or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

FAIR VALUE PRICING

The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Funds assign to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.


Although the Large Cap Growth, Strategic Growth, And Large Cap Core
Equity Funds invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Funds would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Funds calculated their NAV.


When valuing fixed income securities with remaining maturities of more than 60 days, the High Grade Income and Hawaii Municipal Bond Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

MINIMUM PURCHASES & AUTOMATIC INVESTMENT PLANS

You may open an account with a $ 1,000 minimum initial investment per Fund $(500 for those investing in retirement plans). The minimum initial investment may be reduced with an Automatic Investment Plan (AIP).

If you have a checking or savings account, you may establish an AIP and open an account with a $ 100 minimum initial investment per Fund. You may then begin regularly scheduled investments of at least $ 50 per month through automatic deductions from your checking or savings accounts.

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund by mail at P.O. Box 219721, Kansas City, MO 64121-9721 or by telephone at 1-800-262-9565.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you are requesting to sell $ 5,000 or more of your shares, your request must be in writing and must include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $ 10,000 in any Bishop Street Fund in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $ 50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or electronically transferred to your bank account.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account if your redemption proceeds are in excess of $ 500 (subject to a $ 15 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $ 1,000 ($ 500 for those investing in retirement plans; $ 100 for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries who have arranged to purchase shares through the AIP) because of redemptions you may be required to sell your shares.

But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

[

]SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted or otherwise as permitted by the SEC. More information about this is in the Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange your Class I Shares for Class I Shares of any other Bishop Street Fund on any Business Day by contacting us directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone at 1-800-262-9565. IF YOU RECENTLY PURCHASED SHARES BY CHECK, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). THIS EXCHANGE PRIVILEGE MAY BE CHANGED OR CANCELED AT ANY TIME UPON 60 DAYS' NOTICE.


The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, see "Excessive Trading" Below.


When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.





OTHER POLICIES


EXCESSIVE TRADING

The Funds (except the Money Market Funds) are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

      - Shareholders are restricted from making more than four "round trips" into or out of each Fund per calendar year. If a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the same Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

      - The Funds reserve the right to reject any purchase request (including purchases by exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if the Funds or their Adviser reasonably believe that the trading activity would be harmful or disruptive to the Funds.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The following types of transactions are exempt from these policies: 1) systematic purchases and redemptions, and 2) purchases or redemptions by an account participating in an asset allocation program.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries, including bank nominee accounts. The Funds and their service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Funds cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.

MONEY MARKET FUNDS - The Money Market Fund and Treasury Money Market Fund are each a money market fund and seek to provide a high degree of liquidity, current income and a stable net asset value of $1.00 per share. The Funds are designed to serve as short-term cash equivalent investments for shareholders and, therefore, expect shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Funds' investments, and money market instruments in general, and the Funds' intended purpose to serve as short-term investment vehicles for shareholders, the Funds' sub-adviser has informed the Board that it believes that it would not be in shareholders' best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the

Board of Trustees has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

THE FUNDS ARE REQUIRED BY LAW TO REJECT YOUR NEW ACCOUNT APPLICATION IF THE REQUIRED IDENTIFYING INFORMATION IS NOT PROVIDED.

In certain instances, the Funds are required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at a Fund's net asset value per share next determined.

However, the Funds reserve the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.


DIVIDENDS AND DISTRIBUTIONS


Each Fund distributes its net investment income, if any, as follows:

DECLARED DAILY AND PAID MONTHLY
High Grade Income Fund
Hawaii Municipal Bond Fund
Money Market Fund
Treasury Money Market Fund

DECLARED AND PAID QUARTERLY
Large Cap Growth Fund
Large Cap Core Equity Fund
Strategic Growth Fund



Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.


TAXES


PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Each Fund's net investment income (other than net investment income that qualifies as qualified dividend income or as an exempt-interest dividend) and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in a Fund. Distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains, subject to certain holding period limitations and other limitations. Distributions you receive from a Fund may be taxable whether or not you reinvest them.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of a Fund's shares for shares of another Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss, if you held the shares for 12 months or less, or long term capital gain or loss, if you held the shares for longer.


The Hawaii Municipal Bond Fund intends to distribute income that is exempt from both federal taxes and Hawaii state taxes. The Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Any capital gains distributed by the Fund may be taxable.


MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

[

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about Class I Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Their report, along with each Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-262-9565.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED DECEMBER 31,


                                INVESTMENT ACTIVITIES                          DIVIDENDS AND DISTRIBUTIONS FROM
                    ----------------------------------------  --------------------------------------------------------------------
                                                    NET
                                                 REALIZED
                       NET                          AND         TOTAL                                                     NET
                      ASSET                      UNREALIZED    INVESTMENT                                                ASSET
                      VALUE,         NET         GAIN (LOSS)  ACTIVITIES        NET                                      VALUE,
                     BEGINNING    INVESTMENT         ON          FROM        INVESTMENT   CAPITAL     TOTAL DIVIDENDS    END OF
                     OF PERIOD   INCOME(LOSS)   INVESTMENTS   OPERATIONS      INCOME       GAINS     AND DISTRIBUTIONS   PERIOD
                    -----------  ------------   -----------  ------------  ------------- ---------   ----------------- ----------
LARGE CAP
GROWTH FUND
2005(1)               $  9.78       $ 0.04         $ 0.11       $ 0.15       $ (0.04)     $     -         $ (0.04)       $  9.89
2004(1)                  9.49         0.06           0.29         0.35         (0.06)           -           (0.06)          9.78
2003(1)                  7.53         0.04           1.96         2.00         (0.04)           -           (0.04)          9.49
2002(1)                 10.08         0.02          (2.55)       (2.53)        (0.02)           -           (0.02)          7.53
2001                    13.55            -          (3.47)       (3.47)            -            -               -          10.08
STRATEGIC GROWTH
FUND
2005(1)               $ 13.08      $ (0.05)        $ 1.56       $ 1.51       $     -      $ (0.24)        $ (0.24)       $ 14.35
2004(1)                 11.93        (0.05)          1.20         1.15             -            -               -          13.08
2003(1)                  8.64        (0.06)          3.35         3.29             -            -               -          11.93
2002(2)                 10.00        (0.03)         (1.33)       (1.36)            -            -               -           8.64
HIGH GRADE
INCOME FUND
2005(1)               $ 10.33       $ 0.39       $  (0.19)      $ 0.20      $  (0.39)     $ (0.08)        $ (0.47)       $ 10.06
2004(1)                 10.40         0.38          (0.03)        0.35         (0.38)       (0.04)          (0.42)         10.33
2003(1)                 10.67         0.42          (0.07)        0.35         (0.42)       (0.20)          (0.62)         10.40
2002                    10.00         0.46           0.67         1.13         (0.46)           -           (0.46)         10.67
2001                     9.81         0.50           0.19         0.69         (0.50)           -           (0.50)         10.00
HAWAII MUNICIPAL
BOND FUND
2005(1)               $ 11.02       $ 0.43       $  (0.16)      $ 0.27       $ (0.43)     $ (0.09)        $ (0.52)       $ 10.77
2004(1)                 11.21         0.44          (0.07)        0.37         (0.44)       (0.12)          (0.56)         l1.02
2003(1)                 11.20         0.45           0.13         0.58         (0.45)       (0.12)          (0.57)         11.21
2002                    10.66         0.47           0.57         1.04         (0.46)       (0.04)          (0.50)         11.20
2001                    10.70         0.49          (0.04)        0.45         (0.49)           -           (0.49)         10.66
MONEY MARKET
FUND
2005(1)               $  1.00       $ 0.03            $ -       $ 0.03       $ (0.03)     $     -         $ (0.03)       $  1.00
2004(1)                  1.00         0.01              -         0.01         (0.01)           -           (0.01)          1.00
2003(1)                  1.00         0.01              -         0.01         (0.01)           -           (0.01)          1.00
2002                     1.00         0.01              -         0.01         (0.01)           -           (0.01)          1.00
2001                     1.00         0.04              -         0.04         (0.04)           -           (0.04)          1.00

                                                                      RATIO OF
                                                       RATIO OF      EXPENSES        RATIO OF
                                        NET            EXPENSES         TO             NET
                                       ASSETS,            TO          AVERAGE       INVESTMENT
                                       END OF          AVERAGE       NET ASSETS     INCOME(LOSS)   PORTFOLIO
                        TOTAL          PERIOD            NET       EXCLUDING FEE     TO AVERAGE    TURNOVER
                       RETURN+         (000)            ASSETS        WAIVERS       NET ASSETS       RATE
                     -----------   -------------     ------------  --------------  -------------  -------------
LARGE CAP
GROWTH FUND
2005(1)                  1.59%       $  87,715          1.00%          1.31%            0.43%         40%
2004(1)                  3.72          169,685          1.00           1.30             0.67          42
2003(1)                 26.62          156,381          1.00           1.28             0.48          43
2002(1)                (25.06)         129,981          1.00           1.27             0.24          60
2001                   (25.61)         216,412          1.00           1.27                -          86
STRATEGIC GROWTH
FUND
2005(1)                 11.52%       $ 123,341          1.07%          1.31%           (0.35)%        55%
2004(1)                  9.64           79,168          l.05           1.29            (0.38)         59
2003(1)                 38.08           46,845          1.17           1.41            (0.57)         59
2002(2)                (13.60)          19,899          1.25*          1.67*           (0.61)*        50
HIGH GRADE
INCOME FUND
2005(1)                  2.00%       $ 141,439          0.76%          1.13%            3.82%         45%
2004(1)                  3.41          157,170          0.76           1.11             3.68%         45
2003(1)                  3.31          134,845          0.76           1.10             3.91          48
2002                    11.54          138,516          0.76           1.09             4.45          19
2001                     7.16          124,416          0.76           1.09             5.02          89
HAWAII MUNICIPAL
BOND FUND
2005(1)                  2.51%       $ 145,213          0.55%          0.93%            3.97%         41%
2004(1)                  3.36          148,575          0.55           0.92             3.97          40
2003(1)                  5.27          150,373          0.45           0.91             4.01          38
2002                    10.02          150,287          0.45           0.89             4.23          26
2001                     4.24          137,206          0.45           0.88             4.54           4
MONEY MARKET
FUND
2005(1)                  2.78%       $ 170,455          0.50%          0.87%            2.73%        n/a
2004(1)                  0.92          l67,910          0.50           0.84             0.90         n/a
2003(1)                  0.76          182,166          0.50           0.83             0.76         n/a
2002                     1.34          238,498          0.50           0.81             1.33         n/a
2001                     3.86          309,935          0.50           0.82             3.71         n/a

TREASURY MONEY
MARKET FUND
2005(1)            $ 1.00      $ 0.03        $ -       $ 0.03     $ (0.03)     $  -    $ (0.03)     $ 1.00
2004(1)              1.00        0.01          -         0.01       (0.01)        -      (0.01)       1.00
2003(1)              1.00        0.01          -         0.01       (0.01)        -      (0.01)       1.00
2002                 1.00        0.01          -         0.01       (0.01)        -      (0.01)       1.00
2001                 1.00        0.04          -         0.04       (0.04)        -      (0.04)       1.00
                 --------    --------      -----     --------    --------     -----  ---------    --------

TREASURY MONEY
MARKET FUND
2005(1)              2.62%       $ 223,614      0.44%          0.87%            2.61%        n/a
2004(1)              0.91          208,153      0.44           0.84             0.89         n/a
2003(1)              0.74          270,365      0.44           0.83             0.75         n/a
2002                 1.29          331,678      0.44           0.83             1.28         n/a
2001                 3.68          372,422      0.44           0.85             3.68         n/a
                 --------      -----------      ----           ----             ----         ---


---------------
+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

*     ANNUALIZED

(1)   PER SHARE NET INVESTMENT INCOME AMOUNT CALCULATED USING AVERAGE SHARES.

(2)   COMMENCED OPERATIONS ON JULY 1, 2002.


[   ]


AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                    APPENDIX



           Additional Information Regarding Lotsoff Capital Management



This appendix provides additional information regarding Lotsoff Capital Management's investment process and historical performance. The information was prepared and provided by Lotsoff. The performance information included in this appendix gives the historical performance of a composite of actual, fee-paying, equity accounts with assets over $1 million that have investment objectives, policies, strategies, and risks substantially similar to those of the Large Cap Core Equity Fund. The data illustrates the past performance of Lotsoff in managing substantially similar accounts. The data does not represent the performance of the Large Cap Core Equity Fund. The performance is historical and does not represent the future performance of the Large Cap Core Equity Fund or of Lotsoff.



The manner in which the performance was calculated for the composite may differ from that of a registered mutual fund such as the Large Cap Core Equity Fund. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund. In addition, the equity accounts included in the composite may not be subject to the same type of expenses to which the Large Cap Core Equity Fund is subject nor to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities, and tax laws. Consequently, the performance results for the composite could have been adversely affected if the equity accounts in the composite were subject to the federal securities and tax laws.



The investment results for Lotsoff's composite presented in this appendix are not intended to predict or suggest the future returns of the Large Cap Core Equity Fund. The Large Cap Core Equity Fund does not yet have its own performance record and the performance data shown below should not be considered a substitute for the Large Cap Core Equity Fund's own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

APPENDIX

INVESTMENT PROCESS

We select companies based on fundamentals that position them to create shareholder wealth. These companies have shown consistently improving operations and returns greater than the cost of capital.

1 QUANTITATIVE SCREENING

We use a proprietary, multi-factor model to score all stocks in the universe. 30 factors are organized into four main groups.

                                KEY FACTOR GROUPS

                                    VALUATION

                              ECONOMIC EFFICIENCY

                               GROWTH CONSISTENCY

                                   FINANCIALS

                                  [SCORE LOGO]

2 FUNDAMENTAL EVALUATION

Fundamental evaluation is then conducted on the highest scoring stocks. On a sector by sector basis each company's attractiveness is ranked relative to its peers.

                               AREAS OF EVALUATION

-     INDUSTRY

-     EXPERIENCE WITH COMPANY

-     DISCUSSIONS WITH MANAGEMENT

-     EXTERNAL RESEARCH

-     ECONOMY

-     VERIFY MODEL WITH COMPANY

-     EQUITY TEAM RESEARCH

-     INSIDER TRADING

3 PORTFOLIO CONSTRUCTION

Portfolios are then systematically constructed using the most attractive stocks by sector.

Portfolio construction focuses on risk control.

-     SECTOR NEUTRAL

-     DIVERSIFIED PORTFOLIO

-     TARGET TRACKING ERROR

DESCRIPTION OF THE INVESTMENT PROCESS

Our investment process values a company's fundamentals using the same factors that the stock market and many of the world's great investors use to identify companies which have managements that understand how to create wealth for their investors. Those factors leave a common "footprint" among successful companies.

Behind our success over many years in selecting stocks is our ability to identify companies where management has demonstrated it has the skills needed to create wealth for its shareholders. Once identified we will invest in those companies which have a value greater than has been yet recognized by the market and has the kind of profile that will give that value an excellent likelihood of being recognized.

Our investment process values each company based on its expected real cash flow and its current and future expected internal rate of return. Cash tells the truth. This type of analysis is superior to traditional accounting methods of valuation which can distort real value. We first convert earnings and earning forecasts to a "cash flow" basis by making adjustments such as adding depreciation, interest and other expenses. We then adjust the balance sheet to strip out the impact of inflation so we have a good value for the company's assets and that all companies can be measured on the same basis. This information enables us to determine each company's current and future expected internal rate of return.

Once a value is determined for each company, the analysis of a company' profile identifies the stock in a positive way when there is (1) good fundamental value relative to the market, (2) there is growth and good growth consistency in cash flows, (3) operations are efficient and operational efficiency shows continual improvement (4) financing and financial strength is such that management has flexibility in managing its business and liquidity is not a problem. (5) Management grows the business through selective and wise product innovation or acquisition while maintaining an internal rate of return higher than its cost of capital. (6) The company responds well to competition. The specific factors and measurements used in assessing a company's profile were developed through years of research. Among different industry groups we weight some factors as being more important than others.

A "footprint" that all great companies demonstrate is that they have consistently earned returns above their cost of capital. Our analysis takes into account the ability of company management to use capital wisely for growth, acquisitions, and new product development. They run the business in a way that maintains and improves its operating margins and shows an ability to respond to competitive pressure while keeping its internal rate of return above its cost of capital.

The markets and many great investors, if you listen to Warren Buffet for example, are always trying to determine if management understands these critical issues discussed above: how to increase cash flow and internal rate of return over time. The reason is straightforward. The current stock price of any company is the market's best judgment of how much cash (real economic return) that a company can generate over the years for their investors and how the company manages its business and risk in achieving that return. What we have done through more than twenty years of research is to identify managements who understand how to do this. We analyze companies to determine the prospects for their success in a way that is really very intuitive. Great company managements use similar methods and business practices to increase cash flow to pay out to their investors in either dividends or to reinvest in a growing business.

Once the analysis is complete we create a list that identifies those companies we want to buy (or sell) which have met the benchmarks described above which are necessary for the creation of wealth for shareholders. At the same time a company's management that is not meeting that criteria and which is destroying wealth is on our sell or avoid list. As a final step we bring in added fundamental research from several analyst groups in which we have developed confidence over many years. We use this fundamental research in conjunction with our process to make final decisions.

Finally, we weight stocks based on relative attractiveness and our portfolio is constructed to properly diversify and weight market sectors. With highly experienced managers and traders we are skilled in seeking and finding the best trade execution.

                                                   www.bishopstreetfunds.com A-3

APPENDIX

LARGE CAP ANNUALIZED PERFORMANCE: as of December 31, 2005

                                 LARGE CAP               S&P 500
                                 ---------               -------
One Year                           8.31%                  4.91%

Three Year                         17.80%                14.39%

Five Year                          3.54%                  0.54%

Ten Year                           11.36%                 9.07%

Since Inception (1/92)             12.83%                10.27%

                                                                        06-0011C

                                  [BAR CHART]

Please read all attached disclosures for the products shown on this page before making an investment decision. The distribution of these returns without accompanying disclosures is against compliance procedures employed by Lotsoff Capital Management. If you wish to receive further information, please contact LCM. Past results are not necessarily indicative of future results. Returns are presented before fees.

LARGE CAP PERFORMANCE: as of December 31, 2005

                                                                S&P 500
                                  LARGE CAP                      INDEX
                                  ---------                     --------
1992               Q1              -2.14                         -2.48
                   Q2               4.30                          1.86
                   Q3               4.11                          3.13
                   Q4               1.61                          5.07
                                    7.97%                         7.64%

1993               Q1               7.65                          4.40
                   Q2               2.04                          0.44
                   Q3               4.00                          2.57
                   Q4               0.88                          2.34
                                   15.25%                        10.08%

1994               Q1              -3.96                         -3.76
                   Q2               0.08                          0.38
                   Q3               5.39                          4.88
                   Q4               2.38                         -0.03
                                    3.71%                         1.29%

1995               Q1              11.50                          9.79
                   Q2               9.06                          9.50
                   Q3               7.05                          7.95
                   Q4              10.02                          6.01
                                   43.23%                        37.58%

1996               Q1               6.13                          5.39
                   Q2               4.65                          4.46
                   Q3               2.81                          3.06
                   Q4               9.74                          8.33
                                   25.31%                        22.93%

1997               Q1               4.13                          2.72
                   Q2              14.26                         17.45
                   Q3               7.39                          7.46
                   Q4               4.70                          2.86
                                   33.77%                        33.34%

1998               Q1              15.03                         13.95
                   Q2               3.95                          3.30
                   Q3             -13.75                         -9.95
                   Q4              20.39                         21.30
                                   24.15%                        28.58%

1999               Q1               6.47                          4.98
                   Q2               8.70                          7.05
                   Q3              -5.34                         -6.25
                   Q4              12.93                         14.88
                                   23.71%                        21.04%

                                                                S&P 500
                                  LARGE CAP                      INDEX
                                  ---------                     --------
2000               Q1                1.74                         2.30
                   Q2               -2.18                        -2.66
                   Q3               -0.45                        -0.97
                   Q4               -3.34                        -7.82
                                    -4.23%                       -9.10%

2001               Q1              -10.64                       -11.86
                   Q2                6.76                         5.85
                   Q3              -14.42                       -14.68
                   Q4               12.43                        10.69
                                    -8.21%                      -11.88%

2002               Q1                0.43                         0.28
                   Q2              -14.02                       -13.40
                   Q3              -15.26                       -17.28
                   Q4                8.37                         8.44
                                   -20.70%                      -22.10%

2003               Q1               -3.26                        -3.15
                   Q2               17.44                        15.39
                   Q3                3.67                         2.65
                   Q4               13.50                        12.18
                                    33.68%                       28.68%

2004               Q1                2.70                         1.69
                   Q2                0.99                         1.72
                   Q3               -0.21                        -1.87
                   Q4                9.10                         9.23
                                    12.91%                       10.88%

2005               Q1               -1.30                        -2.15
                   Q2                1.89                         1.37
                   Q3                5.72                         3.61
                   Q4                1.87                         2.09
                                     8.31%                        4.91%

SINCE INCEPTION (1/92)
ANNUALIZED RETURN                   12.83%                       10.27%
TRACKING ERROR                                                    3.14%
INFORMATION RATIO                                                 0.81

TRAILING RETURNS
1 YEAR RETURN                        8.31%                        4.91%
3 YEAR RETURN                       17.80%                       14.39%
5 YEAR RETURN                        3.54%                        0.54%
10 YEAR RETURN                      11.36%                        9.07%

Please read all attached disclosures for the products shown on this page before making an investment decision. The distribution of these returns without accompanying disclosures is against compliance procedures employed by Lotsoff Capital Management. If you wish to receive further information, please contact LCM. Past results are not necessarily indicative of future results. Returns are presented before fees.

                                                   www.bishopstreetfunds.com A-5

APPENDIX

Large Cap Performance Disclosures

COMPOSITE SUMMARY                  1998       1999       2000      2001       2002      2003      2004       2005
-------------------------------  --------   --------   --------  --------   --------  --------  --------   --------
Gross Return                         24.2%      23.7%      -4.2%     -8.2%      -20.7%    33.7%     12.9%       8.3%
Net Return                           23.5%      23.0%      -4.9%     -8.9%      -21.4%    33.0%     12.2%       7.6%
Benchmark Return                     28.6%      21.0%      -9.1%     -11.9%     -22.1%    28.7%     10.9%       4.9%
Number of Portfolios                    1          1          2         2          3         5         8         22
Composite Assets (USD millions)  $   24.2   $    0.6   $   11.1  $   15.8   $   14.0  $   26.6  $  135.3   $  431.6
Percentage of Firm Assets               1%         0%         0%        1%         1%        1%        3%       7.8%
Strategy Assets (USD millions)   $   32.4   $    8.8   $   27.6  $   34.3   $   47.7  $   92.6  $  316.3   $  826.1
Firm Assets (USD millions)       $2,937.8   $2,896.0   $2,240.0  $2,253.6   $2,365.2  $3,212.4  $4,171.9   $5,502.4

COMPOSITE DISPERSION               1998       1999       2000      2001       2002      2003      2004       2005
-------------------------------  --------   --------   --------  --------   --------  --------  --------   --------
At Weighted, Q1                       N/A        N/A        N/A       1.1%       0.2%      0.2%      0.1%       0.0%
At Weighted, Q2                       N/A        N/A        N/A       0.2%       0.1%      0.1%      0.1%       0.0%
At Weighted, Q3                       N/A        N/A        N/A       0.5%       0.3%      0.7%      0.0%       0.0%
At Weighted, Q4                       N/A        N/A        N/A       0.2%       0.1%      0.0%      0.0%       N/A
At Weighted, Annual                   N/A        N/A        N/A       N/A        N/A       1.2%      0.1%       N/A
Equal Weighted, Q1                    N/A        N/A        N/A       0.9%       0.2%      0.1%      0.0%       0.0%
Equal Weighted, Q2                    N/A        N/A        N/A       0.2%       0.1%      0.1%      0.1%       0.0%
Equal Weighted, Q3                    N/A        N/A        N/A       0.4%       0.2%      0.6%      0.0%       0.0%
Equal Weighted, Q4                    N/A        N/A        N/A       0.1%       0.1%      0.0%      0.0%       N/A
Equal Weighted, Annual                N/A        N/A        N/A       N/A        N/A       1.0%      0.0%       N/A

LOTSOFF CAPITAL MANAGEMENT CLAIMS COMPLIANCE WITH THE GLOBAL INVESTMENT PERFORMANCE STANDARDS (GIPS(R)). LOTSOFF CAPITAL MANAGEMENT HAS BEEN VERIFIED FOR THE PERIODS FROM JANUARY 1, 1998 TO SEPTEMBER 30, 2005 BY ALTSCHULER, MELVOIN AND GLASSER LLP. A COPY OF THE VERIFICATION REPORT IS AVAILABLE UPON REQUEST.

LCM is a general partnership and is independently owned. The firm was established in 1981 and manages equity, fixed income, and alternative assets our primarily institutional clients. Returns are calculated in U.S Dollars and reflect the reinvestment of dividends and other earnings. Unless otherwise stated returns are presented before management fees. Past performance in not necessarily indicative of future results. To receive a complete list and description of Lotsoff Capital Management's composites and/or relevant presentation that adheres to GIPS, contact Lyda Iturralde at letter&lotsoff.com. Additional information regarding policies for calculating and reporting returns is also available upon request.

In addition to the information presented herein, we would like to make the following disclosures: (1) Large Cap is an actively managed equity strategy that applies a bottom-up, sector neutral, fully invested approach. (2) The benchmark is the S&P 500 Index. (3) The composite inception date is December 1, 1997. Donald W. Reid and Joseph N. Pappo developed the strategy at Weiss, Peck & Greer in 1992 (1/1/92-10/31/96). In 1996 they formed Pappo Reid Investments (11/1/96-12/31/97). LCM acquired Pappo Reid Investments on 1/1/98. (4) LCM uses asset- and time-weighted total returns determined by geometric linking of monthly or daily returns. Valuations and returns are computed and stated in U.S. Dollars. (5) Returns from all cash reserves and equivalents are included in performance calculations. (6) Trade-date cash flow weighting and accrual accounting are used. (7) There is no minimum asset size below which portfolios are excluded from the composite. (8) Strategy assets include portfolios that have been excluded from the composite because of slight differences in the client's investment guidelines. (9) No selective periods of performance have been utilized. Results have been continuous from the inception date to the present or to the cessation of the client relationship. (10) No alterations of composites have occurred because of changes in personnel or other reasons at any time. (11) The dispersion is measured by the standard deviation across portfolio returns represented within the composite for the full period.
(12) Gross returns are presented before management fees. Net returns are presented after exemplary management fees for a $5 mm portfolio. A client's actual return will be reduced by management fees. Fees are calculated separately for each portfolio, and therefore, performance may differ from one portfolio to another. The fee schedule is 0.70% on the first $5 million; 0.65% on the next $10 million; 0.60% on the next $10 million; 0.55% on the next $10 million; 0.50% on the next $15 million; 0.40% on all additional assets. (13) Past performance is no guarantee of future results.

                               BISHOP STREET FUNDS

INVESTMENT ADVISER

Bishop Street Capital Management
999 Bishop Street, 10th Floor
Honolulu, Hawaii 96813

SUB-ADVISERS




Fischer Francis Trees & Watts, Inc.
200 Park Avenue
46th Floor
New York, NY 10166

BNP Paribas Asset Management, Inc.
200 Park Avenue
New York, New York 10166


Lotsoff Capital Management
20 N. Clark Street
34th Floor
Chicago, Illinois 60602-4109


DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

                                     [LOGO]

                              [BISHOP STREET FUNDS]
                        [YOUR AVENUE TO SOUND INVESTMENT]

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI dated May 1, 2006 includes detailed information about Bishop
Street Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus. Investors can receive a free copy of the SAI on the Funds' website at www.bishopstreetfunds.com.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds. Investors can receive free copies of the annual reports and semi-annual reports on the Funds' website at www.bishopstreetfunds.com.

TO OBTAIN MORE INFORMATION:

BY TELEPHONE: Call 1-800-262-9565

BY MAIL: Write to the Funds
Bishop Street Funds
c/o SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456


FROM THE SEC: You can also obtain the SAI or the annual and semi-annual reports, as well as other information about Bishop Street Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Room, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov. Bishop Street Funds' Investment Company Act registration number is 811-08572.


VISIT US ONLINE AT WWW.BISHOPSTREETFUNDS.COM.


BSF-PS-007-1000

                                 CLASS I SHARES




                               BISHOP STREET FUNDS

                                   PROSPECTUS





                                  MAY 1, 2006


                                MONEY MARKET FUND

                               INVESTMENT ADVISER:
                        [BISHOP STREET CAPITAL MANAGEMENT]

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                       THE CONTRARY IS A CRIMINAL OFFENSE.

                                     [LOGO]

                             [BISHOP STREET FUNDS]

                       [YOUR AVENUE TO SOUND INVESTMENT]

                             ABOUT THIS PROSPECTUS

Bishop Street Funds is a mutual fund family that offers different classes of shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about Class I Shares of the Money Market Fund (Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. If you would like more detailed information about the Fund, please see:


                                                                        PAGE
MONEY MARKET FUND.................................................             2
MORE INFORMATION ABOUT RISK.......................................             7
MORE INFORMATION ABOUT FUND INVESTMENTS...........................             8
INVESTMENT ADVISER AND SUB-ADVISER................................             8
PURCHASING, SELLING AND EXCHANGING FUND SHARES....................             9
OTHER POLICIES....................................................            13
DIVIDENDS AND DISTRIBUTIONS.......................................            14
TAXES.............................................................            14
FINANCIAL HIGHLIGHTS..............................................            18
HOW TO OBTAIN MORE INFORMATION ABOUT BISHOP STREET FUNDS..........    Back Cover

BISHOP STREET MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                 Preserving principal and maintaining liquidity
                                while providing current income

INVESTMENT FOCUS                Short-term money market instruments

SHARE PRICE VOLATILITY          Very low

PRINCIPAL INVESTMENT STRATEGY   Investing in high quality, U.S. dollar
                                denominated short-term securities

INVESTOR PROFILE                Conservative investors seeking current income
                                through a low risk liquid investment

SIMPLY SPEAKING

WHAT IS AN AVERAGE?

An average represents the performance of a specific group of mutual funds with a particular investment objective. You cannot invest directly in an average. The iMoneyNet, Inc. First Tier Institutions-Only Average is a composite of mutual funds with investment goals similar to the Fund's goal.

INVESTMENT STRATEGY

The Money Market Fund is comprised of short-term U.S. dollar denominated debt obligations that are rated in one of the two highest categories by nationally recognized rating organizations or securities that the Sub-Adviser determines are of comparable quality. The Fund invests substantially all of its assets in short-term securities including: (i) commercial paper and other short-term corporate obligations of U.S. and foreign issuers (including asset-backed securities); (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes and other obligations of U.S. and foreign savings and loan institutions and commercial banks (including foreign branches of such banks) that meet certain asset requirements; (iii) short-term obligations issued by state and local governments; (iv) obligations of foreign governments (including Canadian and Provincial Government and Crown Agency Obligations); and (v) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government. The Fund may also enter into fully-collateralized repurchase agreements.

The Adviser has engaged Fischer Francis Trees & Watts, Inc. (Sub-Adviser) to manage the Fund's assets on a day-to-day basis. Using a top-down strategy and bottom-up security selection process, the Sub-Adviser seeks securities with an acceptable maturity, that are marketable and liquid, that offer competitive yields, and that are issued by issuers that are on a sound financial footing. The Sub-Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The Fund follows strict Securities and Exchange Commission
(SEC) rules about credit quality, maturity and diversification of its investments.

PRINCIPAL RISKS OF INVESTING

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to maintain a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund's investment approach, with its emphasis on short-term obligations, seeks to provide current income with low risk to principal and lower exposure to fluctuations in share price. The Fund generally can be expected to provide lower returns than fixed income funds that invest in longer-term securities.

THE MONEY MARKET FUND TRIES TO MAINTAIN A CONSTANT PRICE PER SHARE OF $1.00, BUT THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE THIS GOAL.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from calendar year to calendar year.


1996                       5.12%
1997                       5.29%
1998                       5.26%
1999                       4.88%
2000                       6.13%
2001                       3.86%
2002                       1.34%
2003                       0.76%
2004                       0.92%
2005                       2.78%


BEST QUARTER              WORST QUARTER
   1.57%                      0.16%
(09/30/00)                  3/31/04)

AVERAGE ANNUAL TOTAL RETURNS


This table compares the Fund's average annual total returns for the periods ended December 31, 2005 to those of the iMoneyNet, Inc. First Tier Institutions-Only Average.



                                         1 YEAR      5 YEARS   10 YEARS
                                         ------      -------   --------
MONEY MARKET FUND                         2.78%       1.92%      3.62%
IMONEYNET, INC. FIRST TIER INSTITUTIONS-
 ONLY AVERAGE                             2.92%       2.03%      3.71%



For information concerning the Fund's 7-Day Yield, please call 1-800-262-9565.


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you purchase or sell the Fund's Class I Shares.

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                                                    None
Maximum Deferred Sales Charge (Load)
 (as a percentage of net asset value)                                                   None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions
 (as a percentage of offering price)                                                    None
Redemption Fee
 (as a percentage of amount redeemed, if applicable)*                                   None
Exchange Fee                                                                            None

------
* Redemption proceeds over $500 that are wired to your bank account are subject to a $15 wire fee (see "How to Sell Your Fund Shares - Receiving Your Money").

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


Management Fees                                                                         0.30%
Other Expenses                                                                          0.57%*
Total Annual Fund Operating Expenses                                                    0.87%**


-----
*     Other expenses include shareholder servicing fees.

**    The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser, Administrator and Distributor voluntarily waived a portion of their fees in order to keep total annual fund operating expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the Adviser, Administrator or Distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total annual fund operating expenses for Class I Shares were as follows:

Money Market Fund                     0.50%

For more information about these fees, see "Investment Adviser and Sub-Adviser."

EXAMPLE: COST OF INVESTING

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


1 YEAR           3 YEARS        5 YEARS      10 YEARS
 $89              $278           $482         $1,073

MORE INFORMATION ABOUT RISK


The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment manager invests Fund assets in a way that he believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

MANAGEMENT RISK - The risk that a strategy used by the Fund's management may fail to produce the intended result.

FIXED INCOME RISK - The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

      CALL RISK - During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

      CREDIT RISK - The possibility that an issuer will be unable to make timely payments of either principal or interest. Since the Fund purchases securities backed by credit enhancements from banks and other financial institutions, changes in the credit ratings of these institutions could cause the Fund to lose money and may affect the Fund's share price.

      EVENT RISK - Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the Fund's multiple holdings.

      MUNICIPAL ISSUER RISK - There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

MORE INFORMATION ABOUT FUND INVESTMENTS



In addition to the principal investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information. Of course, we cannot guarantee that it will achieve its investment goal.


The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents. When a Fund is investing for temporary defensive purposes, it is not pursuing its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the Statement of Additional Information. The portfolio holdings are disclosed in the Quarterly Holdings Report, which is available on the Fund's website at: www.bishopstreetfunds.com.





INVESTMENT ADVISER AND SUB-ADVISER


INVESTMENT ADVISER

The Investment Adviser (Adviser) oversees the Sub-Adviser to ensure compliance with the Money Market Fund's investment policies and guidelines and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the investment advisory fees it receives (described below).


The Board of Trustees of Bishop Street Funds supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities. A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and sub-advisory agreements is included each year in the Fund's semi-annual report for the period ended June 30.



Bishop Street Capital Management, a registered investment adviser and wholly-owned subsidiary of First Hawaiian Bank, serves as Adviser to the Fund. Before February 22, 2000, First Hawaiian Bank served as Adviser to the Fund. First Hawaiian Bank is a subsidiary of BancWest Corporation, itself a subsidiary of BNP Paribas. As of December 31, 2005, Bishop Street Capital Management had approximately $2.8 billion in assets under management. For the fiscal year ended December 31, 2005, the Fund paid advisory fees to the Adviser of 0.17% of the Fund's average net assets.


INVESTMENT SUB-ADVISER

Fischer Francis Trees & Watts, Inc. (FFTW) serves as the Money Market Fund's Sub-Adviser and manages the Fund's assets on a day-to-day basis under the general supervision of the Adviser and the Board of Trustees. Organized in 1972, FFTW is registered as an investment adviser with the SEC and is a New York corporation that, together with its affiliated companies located in London, Singapore and Tokyo, managed $39.7 billion as of December 31, 2005, for numerous fixed income clients. FFTW, together with its affiliates, currently advises institutional clients including banks, central banks, pension funds, insurance assets, mutual funds, endowments, foundations and trusts. FFTW's main office is located at 200 Park Avenue, New York, NY 10166. FFTW is directly wholly-owned by Charter Atlantic Corporation, a New York corporation, which in-turn is owned by sixteen employee shareholders and one institutional shareholder, BNP Paribas.






Kenneth O'Donnell, Portfolio Manager of FFTW, serves as portfolio manager of the Money Market Fund. Mr. O'Donnell joined FFTW in 2002 and has eight years of investment experience. From 1998 to 2002, Mr. O'Donnell was a Structured Securities Trader/Analyst at Mellon Standish Asset Management (formerly, Standish Ayer and Wood, Inc.).



Additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the fund is available in the Statement of Additional Information.


ADDITIONAL COMPENSATION


The Adviser and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Funds. The Adviser and its affiliates may also receive compensation for providing services to the Fund in cases where the compensation is not duplicative of the compensation ERISA accounts pay for fiduciary and non-fiduciary services (e.g., shareholder services).


SHAREHOLDER SERVICING

The Fund has adopted a Shareholder Servicing Plan that allows the Fund to pay shareholder servicing fees of up to 0.25% of the Fund's average daily net assets for the servicing of its shares, and for services provided to shareholders. The Adviser or any of its affiliates providing brokerage or investment-related services may receive shareholder servicing fees, payable from the Fund's assets, of up to 0.25% of the Fund's average daily net assets. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.





PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Fund.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

HOW TO PURCHASE FUND SHARES

You may purchase shares directly by:

-     Mail;

-     Telephone;

-     Wire; or

-     Direct Deposit.

To purchase shares directly from the Fund, complete and send in an account application. If you need an application or have questions, please call 1-800-262-9565. All investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars, drawn on U.S. financial institutions and made payable on its face to the Fund. The Fund does not accept purchases made by cash or cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by credit card check. Mail your check to Bishop Street Funds, P.O. Box 219721, Kansas City, MO 64121-9721.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and that could adversely affect the Fund or its operations.

The price per share (the offering price) will be the net asset value (NAV) per share next determined after the Fund receives your purchase order. The Fund is deemed to have received your order upon receipt of a completed account application and proper payment. If you already have an existing account, the Fund is deemed to have received your order upon receipt of your order and proper payment.

The Fund calculates its NAV once each Business Day at 4:00 p.m., Eastern Time. So, for you to be eligible to receive dividends from the Fund declared on the day you submit your purchase order, generally we must receive your order and federal funds (readily available funds) by 4:00 p.m., Eastern Time.

On any Business Day when the Bond Market Association (BMA) recommends that the securities markets close early, the Fund reserves the right to close at or prior to the BMA recommended closing time. If the Fund does so, it will not grant same business day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next Business Day.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of all of the assets in the Fund.

In calculating NAV for the Fund, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES & AUTOMATIC INVESTMENT PLANS

You may open an account with a $1,000 minimum initial investment in the Fund ($500 for those investing in retirement plans). The minimum initial investment may be reduced with an Automatic Investment Plan (AIP).

If you have a checking or savings account, you may establish an AIP and open an account with a $100 minimum initial investment in the Fund. You may then begin regularly scheduled investments of at least $50 per month through automatic deductions from your checking or savings accounts.

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund by mail at P.O. Box 219721, Kansas City, MO 64121-9721 or by telephone at 1-800-262-9565.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you are requesting to sell $5,000 or more of your shares, your request must be in writing and must include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in any Bishop Street Fund in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from the Fund. The proceeds of the withdrawal will be mailed to you by check or electronically transferred to your bank account.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account if your redemption proceeds are in excess of $500 (subject to a $15 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $1,000 ($500 for those investing in retirement plans; $100 for officers, directors and employees of BancWest Corporation and its banking and non-banking subsidiaries, who have arranged to purchase shares through the AIP) because of redemptions, you may be required to sell your shares.

But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted or otherwise as permitted by the SEC. More information about this is in the Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES


You may exchange your Class I Shares for Class I Shares of any other Bishop Street Fund on any Business Day by contacting us directly by mail or telephone at 1-800-262-9565. The Bishop Street Funds offers Class I Shares of the Large Cap Growth Fund, Large Cap Core Equity Fund, High Grade Income Fund, Hawaii Municipal Bond Fund,Strategic Growth Fund, and Treasury Money Market Fund.


You may also exchange shares through your financial institution by mail or telephone.

IF YOU RECENTLY PURCHASED SHARES BY CHECK, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). THIS EXCHANGE PRIVILEGE MAY BE CHANGED OR CANCELED AT ANY TIME UPON 60 DAYS' NOTICE.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES


EXCESSIVE TRADING

The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable net asset value of $1.00 per share. The Fund is designed to serve as short-term cash equivalent investments for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund's investments, and money market instruments in general, and the Fund's intended purpose to serve as short-term investment vehicles for shareholders, the Fund's sub-adviser has informed the Board that it believes that it would not be in shareholders' best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board of Trustees has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions in the Money Market Fund.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the Fund's net asset value per share next determined.

However, the Fund reserves the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.





DIVIDENDS AND DISTRIBUTIONS


The Fund declares its net investment income, if any, daily and distributes its net investment income monthly.

The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.





TAXES


PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. The Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of a Fund's shares for shares of another Bishop Street Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss, if you held the shares for 12 months or less, or long term capital gain or loss, if you held the shares for longer.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about the Fund's Class I Shares. This information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Their report, along with the Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-262-9565.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED DECEMBER 31,


                                                                                         DIVIDENDS AND DISTRIBUTIONS
                               INVESTMENT ACTIVITIES                                                FROM
                             -------------------------                              --------------------------------------
                                             NET
                     NET                  REALIZED      TOTAL                                      NET               NET
                    ASSET      NET           AND      INVESTMENT                        TOTAL     ASSET            ASSETS,
                    VALUE,  INVESTMENT   UNREALIZED   ACTIVITIES    NET               DIVIDENDS   VALUE,           END OF
                  BEGINNING   INCOME     GAIN (LOSS)     FROM    INVESTMENT CAPITAL      AND      END OF  TOTAL    PERIOD
                  OF PERIOD   (LOSS)   N INVESTMENTS  OPERATIONS   INCOME    GAINS  DISTRIBUTIONS PERIOD RETURN+    (000)
                  --------- ---------- -------------- ---------- ---------- ------- ------------- ------ --------  -------
MONEY MARKET FUND

2005(1)            $1.00      $0.03        $ --         $0.03     $(0.03)     $ --     $(0.03)    $ 1.00   2.78%  $170,455
2004(1)             1.00       0.01          --          0.01      (0.01)       --      (0.01)      1.00   0.92    167,910
2003(1)             1.00       0.01          --          0.01      (0.01)       --      (0.01)      1.00   0.76    182,166
2002                1.00       0.01          --          0.01      (0.01)       --      (0.01)      1.00   1.34    238,498
2001                1.00       0.04          --          0.04      (0.04)       --      (0.04)      1.00   3.86    309,935

                   RATIO OF   RATIO OF     RATIO OF
                   EXPENSES  EXPENSES TO      NET
                      TO       AVERAGE     INVESTMENT
                   AVERAGE    NET ASSETS   INCOME TO
                     NET    EXCLUDING FEE   AVERAGE
                    ASSETS     WAIVERS     NET ASSETS
                   -------- ------------- -----------
MONEY MARKET FUND

2005(1)             0.50%      0.87%          2.73%
2004(1)             0.50       0.84           0.90
2003(1)             0.50       0.83           0.76
2002                0.50       0.81           1.33
2001                0.50       0.82           3.71


+ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)  Per share net investment  income amount  calculated  using average  shares.

Amounts designated as "--" are either $0 or have been rounded to $0.

                              BISHOP STREET FUNDS

INVESTMENT ADVISER

Bishop Street Capital Management
999 Bishop Street, 10th Floor
Honolulu, Hawaii 96813

SUB-ADVISER




Fischer Francis Trees & Watts, Inc.
200 Park Avenue
46th Floor
New York, NY 10166

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

                                     [LOGO]

                              [BISHOP STREET FUNDS]
                       [YOUR AVENUE TO SOUND INVESTMENT]

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI dated May 1,2006 includes detailed information about Bishop Street Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus. Investors can receive a free copy of the SAI on the Fund's website at www.bishopstreetfunds.com.


ANNUAL AND SEMI-ANNUAL REPORTS


These reports list the Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund. Investors can receive free copies of the annual reports and semi-annual reports on the Fund's website At www.bishopstreetfunds.com.


TO OBTAIN MORE INFORMATION:

BY TELEPHONE: Call 1-800-262-9565

BY MAIL: Write to the Fund
Bishop Street Funds
c/o SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Bishop Street Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Room, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov. Bishop Street Funds' Investment Company Act registration number is 811-08572.


VISIT US ONLINE AT WWW.BISHOPSTREETFUNDS.COM.


BSF-PS-009-0800

                       STATEMENT OF ADDITIONAL INFORMATION

                               BISHOP STREET FUNDS

                                   MAY 1, 2006


                               INVESTMENT ADVISER:
                        BISHOP STREET CAPITAL MANAGEMENT
                                 (THE "ADVISER")


This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information regarding the activities and operations of Bishop Street Funds (the "Trust") and should be read in conjunction with the Trust's prospectuses, each dated May 1, 2006. This SAI relates to the following series of the Trust (each a "Fund" and collectively, the "Funds"):



                              LARGE CAP GROWTH FUND


                           LARGE CAP CORE EQUITY FUND

                              STRATEGIC GROWTH FUND



                             HIGH GRADE INCOME FUND

                           HAWAII MUNICIPAL BOND FUND
                                MONEY MARKET FUND
                           TREASURY MONEY MARKET FUND

This SAI is incorporated by reference into the Trust's prospectuses. Capitalized terms not defined herein are defined in the prospectuses. A prospectus may be obtained without charge by calling 1-800-262-9565.


The Trust's financial statements and notes thereto contained in the Annual Report for the Funds for the fiscal year ended December 31, 2005, are herein incorporated by reference and deemed to be part of this SAI. A copy of the 2005 Annual Report must accompany the delivery of this SAI.




                                                                 BSF-SX-002-0400

                                TABLE OF CONTENTS




                                                                            Page
THE TRUST ................................................................    1
DESCRIPTION OF PERMITTED INVESTMENTS .....................................    2
FUND INVESTMENTS AND PRACTICES ...........................................    2
INVESTMENT LIMITATIONS ...................................................   14
THE ADVISER ..............................................................   16
THE SUB-ADVISERS .........................................................   18
THE PORTFOLIO MANAGERS ...................................................   20
THE ADMINISTRATOR ........................................................   23
THE DISTRIBUTOR ..........................................................   24
THE TRANSFER AGENT .......................................................   26
THE CUSTODIAN ............................................................   26
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................   26
LEGAL COUNSEL ............................................................   27
CODES OF ETHICS ..........................................................   27
TRUSTEES AND OFFICERS OF THE TRUST .......................................   27
REPORTING ................................................................   33
PURCHASING AND REDEEMING SHARES ..........................................   33
PRICING/DETERMINATION OF NET ASSET VALUE .................................   33
TAXES ....................................................................   34
FUND PORTFOLIO TRANSACTIONS ..............................................   39
INFORMATION ABOUT PORTFOLIO HOLDINGS .....................................   44
DESCRIPTION OF SHARES ....................................................   44
VOTING ...................................................................   45
SHAREHOLDER LIABILITY ....................................................   46
LIMITATION OF TRUSTEES' LIABILITY ........................................   46
PROXY VOTING .............................................................   47
5% AND 25% SHAREHOLDERS ..................................................   47
FINANCIAL INFORMATION ....................................................   49
APPENDIX A - DESCRIPTION OF RATINGS ......................................  A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES ........................  B-1

                                    THE TRUST


GENERAL. Each Fund is a separate series of the Trust, an open-end management investment company. The Trust is organized under Massachusetts law as a business trust under an Amended and Restated Agreement and Declaration of Trust dated September 1, 1994. The Agreement and Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of Funds. Each Fund (except the Hawaii Municipal Bond Fund) is a "diversified" investment company.



Shareholders may purchase shares in certain Funds through two separate classes, Class A and Class I, which provide for variations in sales charges, distribution costs, transfer agent fees, voting rights and dividends. Except for differences between the Class A Shares and the Class I Shares pertaining to sales charges, distribution and shareholder servicing, voting rights, dividends and transfer agent expenses, each share of each series represents an equal proportionate interest in that series. Please see "Description of Shares" for more information.



         FUND                      CLASS I SHARES         CLASS A SHARES
         ----                      --------------         --------------
Large Cap Growth Fund*                   x
Large Cap Core Equity Fund               x
Strategic Growth Fund                    x
High Grade Income Fund*                  x
Hawaii Municipal Bond Fund               x                      x
Money Market Fund                        x                      x
Treasury Money Market Fund               x



*Effective April 29, 2005, Class A Shares of the Large Cap Growth Fund and of the High Grade Income Fund were collapsed into Class I Shares of those Funds.


VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each share held on the record date for any shareholder meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval may be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach or maintain a viable size or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

                      DESCRIPTION OF PERMITTED INVESTMENTS

      The following information supplements the information about permitted investments set forth in the prospectuses.

                         FUND INVESTMENTS AND PRACTICES

LEGEND

  %   - Maximum percentage permissible.  All percentages shown are of total assets unless otherwise noted.
  X   - No policy limitation; Fund may be currently using.
  *   - Permitted, but not typically used.
  -   - Not permitted.

MONEY MARKET FUNDS


                                                             MONEY          TREASURY
                                                             MARKET       MONEY MARKET
                                                              FUND            FUND
                                                              ----            ----
TRADITIONAL INVESTMENTS
Asset-Backed Securities                                         X(1)           -
Bank Obligations                                                X              -
Commercial Paper                                                X(1)           -
Corporate Debt Obligations                                      X(2)           -
Municipal Securities                                            X(3)           -
Repurchase Agreements                                            X             X(4)
U.S. Government Agency and Treasury Obligations                  X             X(5)
Zero Coupon Obligations                                          X             X(5)
Variable and Floating Rate Instruments                           X             -
Yankee Bonds                                                     X             -
INVESTMENT PRACTICES
Borrowing                                                      33%            33%
Illiquid Securities                                           10%(6)         10%(6)
Securities Lending                                           33 1/3%        33 1/3%
Standby Commitments                                            33%            33%
When-Issued Securities                                         33%            33%


1. Rated in the highest short-term rating category by S&P or Moody's, or unrated equivalent.

2. With remaining maturities of not more than 397 days rated, at the time of investment, in the highest short-term rating category by two or more NRSROs, or one NRSRO if only one NRSRO has rated the security, or, if the obligation has no short-term rating, it should be of an issuer that issues commercial paper of comparable priority and security meeting the above short-term ratings or, if not a rated security as defined by Rule 2a-7, determined by the sub-adviser to be of comparable quality.

3. Rated in one of the two highest rating categories by S&P or Moody's, or unrated equivalent.

4.    Limited to repurchase agreements involving U.S. Treasury Obligations.

5.    Limited to U.S. Treasury Obligations.

6.    Percentage based on net assets, not total assets.

NON-MONEY MARKET FUNDS


                                      LARGE CAP    LARGE CAP     STRATEGIC      HAWAII     HIGH GRADE
                                       GROWTH     CORE EQUITY     GROWTH      MUNICIPAL      INCOME
                                        FUND          FUND         FUND       BOND FUND       FUND
                                        ----          ----         ----       ---------       ----
ADRs                                      20%           *             v            -            X
Asset-Backed Securities                    -            -             -            -          35%(1)
Bank Obligations                           -            -             -            -          35%(2)
Commercial Paper                           -            -             -            -          35%(2)
Convertible Debt Securities               35%(3)        -             -            -             -
Convertible Equity Securities             35%           -             *            -             -
Corporate Debt Obligations                 -            -             -           20%(4)        X(2), (5)
Equity Securities                          X            X             X            -             -
Futures                                    -           10%            *            -             -
Investment Company Shares                 10%          10%           10%          10%           10%
Mortgage-Backed Securities                 -            -             -            -           35%(6)
Municipal Securities                       -            -             -            X(7)         20%
Options                                    -            -             *            -             -
Repurchase Agreements                     20%           -             *           20%(4)        20%
Restricted Securities                     15%           -            15%          15%           15%
Securities of Foreign Issuers              *            *             *            -             X(2)
Supranational Agency Obligations           -            -             -            -            35%(8)
U.S. Government Agency and Treasury        -            -             -           20%(4)         X(9)
Obligations
Variable & Floating Rate Instruments       -            -             -            X             X
Zero Coupon Obligations                    -            -             -            X             X
INVESTMENT PRACTICES
Borrowing                                 33%          33%           33%          33%           33%
Illiquid Securities                       15%(4)       15%(4)        15%(4)       15%(4)        15%(4)
Securities Lending                      33 1/3%      33 1/3%       33 1/3%      33 1/3%       33 1/3%
Standby Commitments                       33%          33%           33%          33%           33%
When-Issued Securities                    33%          33%           33%          33%           33%


1. Rated in the three highest ratings categories by S&P or Moody's, or unrated equivalents.

2. Rated in the three highest ratings categories by S&P or Moody's, or unrated equivalent.

3.    May not invest more than 20% in convertible debt securities.

4.    Percentage is based on net assets, not total assets.

5. May invest up to 20% of the Fund's net assets in securities rated BBB by S&P or BAA by Moody's, or unrated equivalent.

6. Rated in the three highest ratings categories by S&P or Moody's, or unrated equivalent including privately issued mortgage-backed securities rated A or higher by S&P or Moody's, or unrated equivalents.

7. Shall invest at least 80% of its net assets, under normal circumstances, in investment grade municipal bonds the interest from which is exempt from federal and Hawaii state income taxes.

8. May not invest more than 20% in obligations not rated in the three highest ratings categories by S&P or Moody's, or unrated equivalent.

9.    May invest in U.S. Treasury Receipts.

AMERICAN DEPOSITARY RECEIPTS ("ADRS") are securities typically issued by U.S. financial institutions (depositaries). ADRs represent ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without the participation of the issuer of the underlying security.

ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS") are pass-through certificates representing ownership in a pool of adjustable rate mortgages. ARMs make monthly payments based on a pro rata share of interest and principal payments, and prepayments of principal on the pool of underlying mortgages. The adjustable rate feature reduces, but does not eliminate, price fluctuations in this type of mortgage-backed security.

ASSET-BACKED SECURITIES are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be obligations, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.

BANK OBLIGATIONS are SHORT-TERM OBLIGATIONS issued by U.S. and foreign banks, including bankers' acceptances, certificates of deposit, custodial receipts, and time deposits.

COMMERCIAL PAPER is a term used to describe unsecured short-term promissory notes issued by municipalities, corporations, and other entities that have maturities generally from a few days to nine months.

EQUITY SECURITIES represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Funds purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

- COMMON STOCK represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

- PREFERRED STOCK represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

- CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

FOREIGN SECURITIES - U.S. dollar denominated obligations of foreign issuers may consist of obligations of foreign branches of U.S. banks and of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits and investments in Canadian Commercial Paper, foreign securities and Europaper. American Depositary Receipts have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

      FUTURES AND OPTIONS ON FUTURES - Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). A Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent a Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5, and, therefore, no Fund is subject to registration or regulation as a commodity pool operator under the CEA.

      An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

      When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the Investment Company Act of 1940 (the "1940 Act") or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage that the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

      A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract.

      A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices that are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices that are expected to move relatively consistently with the put option.

      There are significant risks associated with a Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

GNMA SECURITIES - Securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. government corporation, guarantee the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. The scheduled monthly interest and principal payments relating to mortgages in the pool are "passed through" to investors. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

GOVERNMENT PASS-THROUGH SECURITIES are securities issued or guaranteed by an U.S. government agency representing an interest in a pool of mortgage loans. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

ILLIQUID SECURITIES are securities that cannot be disposed of within seven days at approximately the price at which they are being carried on a mutual fund's books.

INVESTMENT COMPANY SHARES - Shares of other mutual funds that may be purchased by the Funds to the extent consistent with applicable law. Under these rules and regulations of the 1940 Act, a Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, (i) the Fund would own more than 3% of the total voting stock of the company, (ii) securities issued by any one investment company represented more than 5% of the Fund's assets, or (iii) securities (other than treasury stock) issued by all investment companies would represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders of the Funds would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

MORTGAGE-BACKED SECURITIES - Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-through certificates, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment) and mortgage-backed bonds (general obligations of issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family properties).

      Many CMOs are issued with a number of classes or series that have different maturities and are retired in sequence. Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, CMOs in longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and while some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, CMOs themselves are not generally guaranteed by the U.S. government or any other entity.

      REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

MUNICIPAL SECURITIES - Municipal notes include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

      Private activity bonds are issued by or on behalf of states or political subdivisions thereof to finance privately owned or operated facilities for business and manufacturing, housing, sports and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports parking and low income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility's user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

      Investments in floating rate instruments will normally involve industrial development or revenue bonds, which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

      The Adviser has the authority to purchase securities at a price that would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity in order to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to those with institutions that the Adviser believes present minimum credit risks, and the Adviser will use its best efforts to determine initially and thereafter monitor the financial strength of the put providers by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers where adequate current financial information is not available. In the event that any writer is unable to honor a put for financial reasons, the affected Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities in certain circumstances (for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit); or a provision in the contract may provide that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

      Municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, such Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Funds may purchase subject to a put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Funds including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

SPECIAL CONSIDERATIONS RELATING TO HAWAII MUNICIPAL SECURITIES

      The ability of issuers to pay interest on, and repay principal of, Hawaii municipal securities may be affected by: (1) the general financial condition of the State of Hawaii; (2) amendments to the Hawaii Constitution and related statutes that limit the taxing and spending authority of Hawaii government entities; (3) voter initiatives; (4) civil actions; and (5) a wide variety of Hawaii laws and regulations.

      Municipal securities, which are payable only from the revenues derived from a particular facility, may be adversely affected by Hawaii laws or regulations that make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal including, among others, laws and regulations that limit the amount of fees, rates or other charges that may be imposed for use of the facility or that increase competition among facilities of that type or that limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Municipal securities, the payment of interest and principal on which is insured, in whole or in part, by a Hawaii governmentally created fund, may be adversely affected by Hawaii laws or regulations that restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Similarly, municipal securities, the payment of interest and principal on which is secured, in whole or in part, by an interest in real property may be adversely affected by Hawaii laws that limit the availability of remedies or the scope of remedies available in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific municipal securities the Hawaii Municipal Bond Fund will invest from time to time or predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the securities in which the Fund may invest and, therefore, on the shares of the Fund.


OPTIONS - Put and call options for the various securities and indices are traded on national securities exchanges. As consistent with the Strategic Growth Fund's investment objective, options may be used from time to time as the Adviser deems to be appropriate. Options will generally be used for hedging purposes.


      A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Funds may enter into a "closing transaction" - the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

      Although the Funds may engage in option transactions as hedging transactions, there are risks associated with such investments including the following: (i) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Funds and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while the Funds will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. The Funds are permitted to engage in option transactions with respect to securities that are permitted investments and related indices. If the Funds write call options, they will write only covered call options.

OTHER INVESTMENTS - The Funds are not prohibited from investing in obligations of banks that are clients of SEI Investments Company. However, the purchase of shares of the Trust by them or by their customers will not be a consideration in determining which bank obligations the Funds will purchase. The Funds will not purchase obligations of the Adviser or the sub-advisers.

PRIVATE PASS-THROUGH SECURITIES are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

REPURCHASE AGREEMENTS are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a financial institution deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity date of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

      Repurchase agreements are considered to be loans by the participating Fund for purposes of its investment limitations. Repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. Under all repurchase agreements entered into by the Funds, the Fund takes actual or constructive possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

RESTRICTED SECURITIES are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Permitted investments for the Funds include restricted securities, and the Fund may invest up to 15% (10% for money market funds) of its net assets in illiquid securities, subject to the Fund's investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale under 1933 Act Rule 144A, that are determined to be liquid are not subject to this limitation. This determination is to be made by the Adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the Adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.

SECURITIES LENDING - Each of the Funds may lend securities pursuant to agreements requiring that the loans be continuously secured by cash or liquid securities as collateral equal to 100% of the market value of the securities lent at all times. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of its total assets taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.

STANDBY COMMITMENTS AND PUTS permit the holder to sell securities subject to the standby commitment or put at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS") are usually structured with two classes that receive specified proportions of monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments, and the other class may receive all of the principal payments. SMBs are extremely sensitive to changes in interest rates because of the impact of prepayment of principal on the underlying mortgage securities.

SUPRANATIONAL AGENCY OBLIGATIONS are debt obligations established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

U.S. GOVERNMENT AGENCY OBLIGATIONS are obligations issued or guaranteed by agencies or instrumentalities of the U.S. government. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury and others are supported only by the credit of the agency or instrumentality.

U.S. TREASURY OBLIGATIONS consist of bills, notes and bonds issued by the U.S. Treasury. They also consist of separately traded interest and principal component parts of these obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). Receipts are similar to STRIPS, but are issued by banks or broker-dealers and created by depositing U.S. Treasury obligations into a special account at a custodian bank. The Funds' custodian holds the income from the receipts for the benefit of the receipt owners.

VARIABLE AMOUNT MASTER DEMAND NOTES are debt obligations that may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.

VARIABLE AND FLOATING RATE INSTRUMENTS involve certain debt obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices.

WHEN-ISSUED SECURITIES involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Funds will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

      Segregated accounts will be established with the Funds' custodian and the Funds will maintain liquid assets in an amount at least equal in value to the Funds' commitments to purchase when-issued securities. If the value of these assets declines, the Funds will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

YANKEE BONDS are U.S. dollar denominated debt obligations issued by the U.S. by foreign banks and corporations.

ZERO COUPON OBLIGATIONS are debt obligations that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligation increases over time to reflect the interest accredited. Such obligations will not result in the payment of interest until maturity and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

      Each Fund's investment goal and the following investment limitations are fundamental policies of the Fund and cannot be changed with respect to the Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

A Fund may not:

1. Invest more than 25% of its assets in any one industry, except that (1) the Money Market Funds may do so with respect to U.S. government obligations and U.S. bank obligations, and (2) the Strategic Growth Fund may concentrate in an industry (or group of industries) to approximately the same extent that their sub-adviser's quantitative models generate a concentration in that industry (or group of industries). This limitation does not apply to the Hawaii Municipal Bond Fund, but the Fund will not invest more than 25% of its assets in securities of non-governmental entities that are in the same industry.

2. Invest more than 5% of its assets in the securities of any one issuer (except for the Hawaii Municipal Bond Fund).

3. Acquire more than 10% of the voting securities of any one issuer, provided that this limitation shall apply only to 75% of the Fund's net assets (except that this restriction does not apply to the Hawaii Municipal Bond
      Fund).

4.    Invest in companies for the purpose of exercising control.

5. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. To the extent that such borrowing exceeds 5% of the value of the borrowing Fund's assets, asset coverage of at least 300% is required. No Fund will purchase securities while its borrowings exceed 5% of its total assets.

6. Make loans, except that (a) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) each Fund may enter into repurchase agreements; and (c) each Fund may engage in securities lending.

7. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by (5) above in aggregate amounts not to exceed 33% of total assets taken at current value at the time of the incurrence of such loan.

8. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts. However, each of the Funds (other than the Money Market and Treasury Money Market Funds) may invest in companies which invest in real estate, and in commodities contracts.

9. Make short sales of securities or purchase securities on margin, except that each Fund may obtain short-term credits as necessary for the clearance of security transactions.

10. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

11. Purchase securities of other investment companies, except as permitted by the 1940 Act and the rules and regulations thereunder.

12. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

13. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

In addition, the Hawaii Municipal Bond Fund:

14. Shall invest at least 80% of its net assets, under normal circumstances, in investment grade municipal bonds the interest from which is exempt from regular federal and Hawaii state income taxes.

NON-FUNDAMENTAL POLICIES

      The following investment limitations are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval.

1. No Fund may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets (except for all money market funds, for which the limit is 10%).


2. The Large Cap Growth Fund shall invest at least 80% of its net assets, under normal circumstances, in issuers with a market capitalization in excess of $5 billion. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.



3. The Large Cap Core Equity Fund shall invest at least 80% of its net assets, under normal circumstances, in common stocks and other equity securities of issuers with a market capitalization in excess of $5 billion. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.


4. The High Grade Income Fund shall invest at least 80% of its net assets, under normal circumstances, in high-grade U.S. dollar-denominated debt obligations. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

5. The Treasury Money Market Fund shall invest at least 80% of its assets, under normal circumstances, in U.S. Treasury obligations (including repurchase agreements fully-collateralized by U.S. Treasury obligators). This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

      The foregoing percentages will apply at the time the Fund purchases the security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

                                   THE ADVISER

      GENERAL. The Adviser, Bishop Street Capital Management, is an indirect subsidiary of BancWest Corporation and a direct subsidiary of First Hawaiian Bank. BancWest Corporation and First Hawaiian Bank are subsidiaries of BNP Paribas. The BNP Paribas Group was established in 1848 and is active in over 85 countries. BNP Paribas has three core lines of business that operate independently within the organization: investment banking, asset management and specialized financial services. The Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program, subject to the supervision of, and policies established by the Trustees of the Trust. The principal business address of the Adviser is 999 Bishop Street, Honolulu, Hawaii

96813. As of December 31, 2005, total assets under management were approximately $2.8 billion.


      ADVISORY AGREEMENT WITH THE TRUST. The Trust and First Hawaiian Bank entered into an advisory agreement (the "Advisory Agreement") dated March 31, 1999. BancWest Corporation, the entity formed by the merger of First Hawaiian, Inc., the parent of First Hawaiian Bank, and BancWest Corporation, created an investment advisory subsidiary entitled Bishop Street Capital Management. On November 9, 1999, the Board of Trustees of the Trust approved Bishop Street Capital Management as the new adviser to the Funds. This change became effective on February 22, 2000. The Advisory Agreement between First Hawaiian Bank and the Trust, and the obligations contained in that Agreement were assumed by Bishop Street Capital Management. At the time of this change, Bishop Street Capital Management employed the same investment personnel that managed the Funds under First Hawaiian Bank, and the management and control of the Adviser, as well as the services provided, remained the same. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

      The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of the Trust to an extent that would result in a Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.

      The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the Funds, as defined in the 1940 Act. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds by a majority of the outstanding shares of the Funds, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.


      ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly at an annual rate of 0.74% of the daily average net assets of each of the Large Cap Growth Fund, the Strategic Growth, and the Large Cap Core Equity Funds, 0.55% of the daily average net assets of the High Grade Income Fund, 0.35% of the daily average net assets of the Hawaii Municipal Bond Fund and 0.30% of the daily average net assets of the Money Market and Treasury Money Market Funds. Advisory fees are charged separately for each Fund, and are calculated and charged to each class of shares (if more than one class is offered) based on net assets.

                       FOR FISCAL YEARS ENDED DECEMBER 31:


                                                                                    ADVISORY FEES VOLUNTARILY
                                         ADVISORY FEES PAID BY FUND                     WAIVED BY ADVISER
                                   --------------------------------------      ------------------------------------
FUND                                  2003          2004           2005          2003          2004          2005
----                               ----------    ----------      --------      --------      --------      --------
Large Cap Growth Fund              $1,020,780    $1,150,896      $892,986       $52,383       $94,219       $90,009
Large Cap Core Equity Fund                  *             *             *             *             *             *
Strategic Growth Fund                $217,681      $425,504      $744,346            $0            $0            $0
High Grade Income Fund               $741,247      $793,881      $793,499      $133,643      $165,840      $184,923
Hawaii Municipal Bond Fund           $645,829      $623,062      $623,723      $326,319      $158,846      $185,192
Money Market Fund                    $691,553      $689,599      $618,055      $208,856      $230,745      $272,668
Treasury Money Market Fund           $949,989      $729,404      $709,651      $474,995      $395,147      $447,152



*      Not in operation during this period.


                                THE SUB-ADVISERS

FISCHER FRANCIS TREES & WATTS, INC. AND ITS AFFILIATES


      GENERAL. Fischer Francis Trees & Watts, Inc. ("Fischer Francis") and three of its affiliates, Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom, Fischer Francis Trees & Watts (Singapore) Pte Ltd, a Singapore corporation, and Fischer Francis Trees & Watts Kabushiki Kaisha, a Japanese corporation (collectively referred to as "FFTW") serve as a Sub-Adviser and manage the assets of the Money Market and Treasury Money Market Funds under the supervision of the Adviser and the Board of Trustees. Fischer Francis is wholly-owned by Charter Atlantic Corporation, which in-turn is owned by 16 employee shareholders and one institutional shareholder, BNP Paribas. Fischer Francis owns approximately 99% of Fischer Francis Trees & Watts. Fischer Francis Trees & Watts (Singapore) Pte Ltd and Fischer Francis Trees & Watts Kabushiki Kaisha are each wholly-owned by Fischer Francis. As of December 31, 2005, FFTW had approximately $39.7 billion in assets under management.









      SUB-ADVISORY FEES PAID TO FFTW. The Trust and the Adviser entered into a sub-advisory agreement with FFTW relating to the Money Market and Treasury Money Market Funds on August 15, 2005 (the "FFTW Sub-Advisory Agreement"). Under the FFTW Sub-Advisory Agreement, FFTW is entitled to fees calculated daily and paid monthly at an annual rate of 0.060% of the aggregate average daily net assets of the Money Market and Treasury Money Market Funds, respectively, up to $500 million and 0.020% of the aggregate average daily net assets of the Money Market and Treasury Money Market Funds, respectively, in excess of $500 million. These fees are paid by the Adviser; FFTW receives no advisory fees directly from these Funds. FFTW received no sub-advisory fees from the Adviser for the fiscal years ended December 31, 2003 or 2004.

                       FOR FISCAL YEARS ENDED DECEMBER 31:


                                                                                  SUB-ADVISORY FEES WAIVED BY
                                    SUB-ADVISORY FEES PAID BY ADVISER                  WELLINGTON/FFTW*
                                    ---------------------------------          ---------------------------------
FUND                                2003           2004          2005          2003          2004           2005
----                                ----           ----          ----          ----          ----           ----
Money Market Fund                 $139,089       $143,666      $126,970         $0            $0             $0

Treasury Money Market Fund        $190,015       $151,959      $145,436         $0            $0             $0



----------
* Prior to April 28, 2005, Wellington Management Company, LLP was the sub-adviser to the Money Market Fund and the Treasury Money Market Fund.


BNP PARIBAS ASSET MANAGEMENT, INC.


         GENERAL. BNP Paribas Asset Management, Inc. ("BNP PAM") serves as the Strategic Growth Fund's Sub-Adviser and manages the Fund's portfolio on a day-to-day basis. BNP PAM selects, buys, and sells securities for the Fund under the supervision of the Adviser and the Board of Trustees. BNP PAM is an affiliate of the Adviser and a subsidiary of BNP Paribas. BNP PAM is an investment adviser registered as such with the SEC under the Advisers Act. It has the capability to manage and/or advise on the investment activities for a range of managed accounts for which it has been appointed by clients as investment adviser and to provide investment advisory services in connection with such accounts by using the services of various capable individuals, including individuals ("associated persons", as used by the SEC in the Unibanco No Action letter of July 28, 1992) who are employed by or seconded to BNP Paribas Asset Management SAS ("BNP PAM SAS"). As of December 31, 2005, BNP PAM SAS had approximately $4.2 billion in assets under management for U.S. equity products and approximately $323.8 billion in assets under management worldwide.



         SUB-ADVISORY FEES PAID TO BNP PAM. The Adviser entered into a sub-advisory agreement with BNP PAM dated July 1, 2002 (the "BNP PAM Sub-Advisory Agreement), relating to the Strategic Growth Fund. Under the BNP PAM Sub-Advisory Agreement, BNP PAM is entitled to fees calculated daily and paid monthly at an annual rate of 0.37% of the Strategic Growth Fund's average daily net assets (less any waivers). These fees are paid by the Adviser; BNP PAM receives no advisory fees directly from the Fund. For the fiscal year ended December 31, 2005, BNP PAM received $354,953 of advisory fees and waived $0 of those fees.



LOTSOFF CAPITAL MANAGEMENT



         GENERAL. Lotsoff Capital Management ("Lotsoff") serves as the Large Cap Core Equity Fund's sub-adviser and manages the Fund's portfolio on a day-to-day basis. Lotsoff selects, buys, and sells securities for the Fund under the supervision of the Adviser and the

Board of Trustees. Lotsoff is an investment adviser registered as such with the SEC under the Advisers Act. As of December 31, 2005, Lotsoff had approximately $5.5 billion in assets under management.



         SUB-ADVISORY FEES PAID TO LOTSOFF. The Trust and the Adviser entered into a sub-advisory agreement with Lotsoff relating to the Large Cap Core Equity Fund on October 17, 2005 (the "Lotsoff Sub-Advisory Agreement"). Under the Lotsoff Sub-Advisory Agreement, Lotsoff is entitled to fees calculated daily and paid monthly at an annual rate of 0.24% of the aggregate average daily net assets of the Large Cap Core Equity Fund up to (but not including) $300 million, 0.225% of the aggregate average daily net assets of the Fund up to (but not including) $1 billion and 0.20% of the aggregate average daily net assets of the Fund in excess of $1 billion. These fees are paid by the Adviser; Lotsoff receives no advisory fees directly from the Fund.


                             THE PORTFOLIO MANAGERS

         This section includes information about each Fund's portfolio managers (except for the money market funds where such information is not required), including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.


COMPENSATION



         BISHOP STREET CAPITAL MANAGEMENT. The Adviser compensates each portfolio manager for his management of the Funds. All portfolio managers' compensation consists of an annual salary, discretionary bonus and deferred compensation through the bank's 401(k) and profit sharing plan. The Adviser's profitability is a factor in determining the bonus pool availability; however, any bonus amounts paid are purely discretionary.



         BNP PAM. BNP PAM compensates each portfolio manager for management responsibilities. BNP PAM offers a global remuneration policy based on market levels, as well as each staff member's level of service and expertise. In addition to an employee's base salary, there is also a bonus designed to reward superior performance. The variable part of our compensation system may represent up to 50% or more of total compensation and, for senior staff members, there is a stock option program based on BNP Paribas shares listed on the Paris Bourse. The overall amount available for such incentives is essentially driven by the company's global results and the allocation of these options is then based on individual performance.



         BNP PAM is a 100% consolidated subsidiary of its parent, BNP Paribas Group. An employee share purchase program (of BNP Paribas shares) subject to certain vesting rules is made available to all employees.


         For portfolio managers, BNP PAM's remuneration policy is as follows:

         The fixed salary reflects each portfolio manager's level of service and expertise, and takes into consideration salary levels in the marketplace.

         There is no exact formula for calculating bonuses. The bonus, paid annually, takes into account the following factors:

      - The performance of the portfolios managed by the fund manager, compared to a benchmark (in this case, the Standard & Poor's 500) or compared to competitors, over a three year period;

      - The contribution of the fund manager to business development and to client service; and

      - Their contribution to the development of the investment process. For instance, the fund manager monitors the research that is carried out by analysts and generates ideas or adjustments that should be researched.

         For some portfolio managers whose fixed salaries are particularly high, a portion of the bonus is paid in shares that can be sold during the following three years. In addition, BNP PAM's Board of Directors can attribute a stock option program to those who generated exceptional performances.


         LOTSOFF. Lotsoff compensates each portfolio manager for management responsibilities. Portfolio manager salary is determined on an annual basis and it is a fixed amount throughout the year. It is not based on the performance of the Large Cap Core Equity Fund or on the value of the assets held in the Fund's portfolio. The portfolio managers are each partners of Lotsoff and receive a bonus based on the profitability of the equity operations of Lotsoff. Profitability is determined by subtracting direct operating expenses from the gross revenue for the division.



         Lotsoff's equity portfolio managers' earnings include a base salary plus an amount based upon the revenue generated in the equity division. Employees receive a salary plus a subjective bonus based both upon individual performance and the overall profitability of the firm. In addition, both partners and employees participate in a Profit Sharing and a 401(k) Plan in which matching contributions are based upon the firm's profitability.



         Lotsoff offers ownership opportunities to key professionals to provide incentive for longevity. In addition, the equity portfolio management team has an attractive revenue sharing agreement, which helps keep them at the firm.



PORTFOLIO MANAGER OWNERSHIP


         As of the most recently completed fiscal year, none of the portfolio managers had "beneficial ownership" of shares of the Funds. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

         OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows (note that none of the accounts are subject to a performance-based advisory fee):

BISHOP STREET CAPITAL MANAGEMENT:


                                REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                                      COMPANIES                    VEHICLES                 SEPARATE ACCOUNTS
                              -----------------------       -------------------------    -------------------------
                                               TOTAL
                              NUMBER OF       ASSETS        NUMBER OF    TOTAL ASSETS    NUMBER OF    TOTAL ASSETS
NAME                           ACCOUNTS     (MILLIONS)      ACCOUNTS      (MILLIONS)     ACCOUNTS      (MILLIONS)
----                           --------     ----------      --------      ----------     --------      ----------
Kenneth Miller                    0             $0              1            $9.7            78            279
Christopher Borden                0             $0              0             0              65            373
Jennifer Carias                   0             $0              1            $9.6           100            340


BNP PAM:


                                REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                                      COMPANIES                    VEHICLES                   OTHER ACCOUNTS
                              ------------------------      -------------------------    ------------------------
                                              TOTAL                                                      TOTAL
                              NUMBER OF       ASSETS        NUMBER OF    TOTAL ASSETS    NUMBER OF       ASSETS
NAME                           ACCOUNTS     (MILLIONS)      ACCOUNTS      (MILLIONS)     ACCOUNTS      (MILLIONS)
----                           --------     ----------      --------      ----------     --------      ----------
H. Goye                           0             $0              6          $2,188.0          2          $2,162.0
C. Locapriya                      0             $0              6          $2,188.0          2          $2,162.0
M-L Diaz Blanco                   0             $0              6          $2,188.0          2          $2,162.0
B. Taillardat                     0             $0              6          $2,188.0          2          $2,162.0
N. Jacquesson                     0             $0              6          $2,188.0          2          $2,162.0
E. Levy                           0             $0              6          $2,188.0          2          $2,162.0


LOTSOFF:


                                REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                                      COMPANIES                    VEHICLES                   OTHER ACCOUNTS
                              ------------------------      -------------------------    -----------------------
                                              TOTAL                                                       TOTAL
                              NUMBER OF       ASSETS        NUMBER OF    TOTAL ASSETS    NUMBER OF       ASSETS
NAME                           ACCOUNTS     (MILLIONS)      ACCOUNTS      (MILLIONS)     ACCOUNTS      (MILLIONS)
----                           --------     ----------      --------      ----------     --------      ----------
Joseph N. Pappo                   2             190            12            314           4,796          2,568
Donald W. Reid                    2             190            12            314           4,796          2,568

CONFLICTS OF INTERESTS


         The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

                                THE ADMINISTRATOR

         GENERAL. SEI Investments Global Funds Services (formerly named SEI Investments Mutual Funds Services) (the "Administrator"), a Delaware business trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator and the Trust's principal underwriter, SEI Investments Distribution Co., are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

         ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement dated January 27, 1995 (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. The Administrator also acts as shareholder servicing agent for the Funds.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

         ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator is entitled to a fee, calculated daily and paid monthly, at an annual rate of 0.20% of average daily net assets of each Fund.

                       FOR FISCAL YEARS ENDED DECEMBER 31:


                                                                             ADMINISTRATIVE FEES VOLUNTARILY WAIVED
                                       ADMINISTRATIVE FEES PAID BY FUND                 BY ADMINISTRATOR
                                       -----------------------------------   --------------------------------------
FUND                                   2003          2004          2005          2003         2004          2005
----                                   ----          ----          ----          ----         ----          ----
Large Cap Growth Fund                  $275,887     $311,053      $241,348       $125,475    $135,325      $104,904

Large Cap Core Equity Fund                    *            *             *             *            *             *

Strategic Growth Fund                   $58,833     $115,001      $201,175        $25,766     $50,033       $87,534

High Grade Income Fund                 $269,544     $288,684      $288,545       $117,755    $125,593      $125,474

Hawaii Municipal Bond Fund             $369,045     $356,036      $356,414       $239,879    $231,423     $ 231,668

Money Market Fund                      $461,036     $459,733      $412,037       $201,415    $200,002     $ 179,160

Treasury Money Market Fund             $633,326     $486,270      $473,101       $277,355    $211,548     $ 205,801



----------
*     Not in operation during this period.


                                 THE DISTRIBUTOR

         The Trust and SEI Investments Distribution Co. (the "Distributor"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, are parties to a distribution agreement dated January 27, 1995 (the "Distribution Agreement") whereby the Distributor acts as a principal underwriter for the continuous offering of the Funds' shares on a "best efforts" basis. The Distributor and the Administrator are both wholly-owned subsidiaries of SEI Investments.

         The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


         Class A Shares of the Hawaii Municipal Bond Fund and the Money Market Fund are offered to the public at the net asset value per share plus any applicable front-end sales charges (the "offering price"). The Distributor collects the sales charges and pays a portion of the sales charges to dealers in accordance with the reallowance schedule below. The remainder of the offering price (i.e., the difference between the offering price and the applicable sales charges) is the amount of the purchaser's investment in the Fund. The Distributor collected and retained sales charges in the amounts shown for the fiscal periods ended December 31, 2003, 2004 and 2005:



                                                                                   DOLLAR AMOUNTS OF SALES CHARGES
                                           DOLLAR AMOUNT OF SALES CHARGES            RETAINED BY SEI INVESTMENTS
                                           --------------------------------        -------------------------------
FUND                                       2003          2004          2005         2003         2004        2005
----                                       ----          ----          ----         ----         ----        ----
Hawaii Municipal Bond Fund              $2,104,313     $711,000     $1,718,261       $0           $0          $0
Money Market Fund*                         N/A            N/A          N/A           N/A         N/A         N/A


----------
* Class A Shares of the Money Market Fund do not have a front end sales charge.

         Depending upon the amount of an investment in Class A Shares, the front-end sales charge reallowed to dealers will vary:

HAWAII MUNICIPAL BOND FUND



                                                                 DEALER REALLOWANCE AS A PERCENTAGE
INVESTMENT AMOUNT:                                                       OF OFFERING PRICE
------------------                                                       -----------------
Less than $50,000                                                              3.00%
$50,000 but less than $100,000                                                 2.75%
$100,000 but less than $250,000                                                2.25%
$250,000 but less than $500,000                                                1.25%
$500,000 but less than $1,000,000                                              1.00%
$1,000,000 and over                                                            0.00%*


----------
* Even though you do not pay a sales charge on purchases of $1,000,000 or more, the Distributor may pay dealers a 1% commission for these transactions.

         Each Fund has adopted a shareholder servicing plan (the "Service Plan") under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to each Fund will be paid to the Distributor. Under the Service Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder and administrative services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Distributor may retain as profit any difference between the fee it receives and amount it pays to third parties.

         For the fiscal year ended December 31, 2005, the Distributor paid the entire amount of fees received under the Service Plan to First Hawaiian Bank for shareholder services that it performed for the Funds' shareholders.


         DISTRIBUTION PLAN. The Trust has adopted a Distribution Plan (the "Plan") for the Class A Shares of the Hawaii Municipal Bond Fund and the Money Market Fund in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board of Trustees has determined that the Plan is in the best interests of the shareholders. The Plan is expected to benefit the Funds through growth of assets and enhanced shareholder services. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" of the Trust as that term is defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund or class affected. All material amendments of the Plans will require approval by a majority of the Trustees of the Trust and of the independent Trustees.

         The Plan provides that Class A Shares of the Hawaii Municipal Bond Fund and the Money Market Fund will pay the Distributor a fee of .25% of the average daily net assets of the Shares for distribution-related services. From this fee, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. First Hawaiian Bank, an affiliate of the Adviser and BNP PAM, may act as an Agent and receive payments from the Distributor for shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or the provision of shareholder services with respect to shares. The Trust intends to operate the Plan in accordance with its terms and with the NASD rules concerning sales charges.


         For the fiscal year ended December 31, 2005, the Funds' Class A Shares incurred the following expenses under the Plan:



                                                   AMOUNT PAID TO 3RD PARTIES
                     TOTAL (AS A                     BY THE DISTRIBUTOR FOR
                      % OF NET         TOTAL          DISTRIBUTION RELATED         SALES     PRINTING    OTHER
       FUND            ASSETS)      ($ AMOUNT)        SERVICES ($ AMOUNT)        EXPENSES      COSTS     COSTS
       ----            -------      ----------        -------------------        --------      -----     -----
     CLASS A
Hawaii Municipal
Bond Fund               0.25%         $78,423               $78,423                $N/A         $N/A     $N/A
Money Market Fund       0.25%         $63,880               $63,880                $N/A         $N/A     $N/A

         Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

                               THE TRANSFER AGENT

         DST Systems, Inc., 330 W. 9th Street, Kansas City, Missouri 64105, serves as the Funds' transfer agent and dividend-paying agent.

                                  THE CUSTODIAN

         Union Bank of California, N.A. (the "Custodian"), 350 California Street, San Francisco, California 94104, serves as the Funds' custodian, and is responsible for maintaining the custody of each Fund's assets.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


         PricewaterhouseCoopers LLP, 2001 Market Street, Philadelphia, PA, 19103 serves as the Funds' independent registered public accounting firm, and is responsible for auditing each Fund's financial statements.


                                  LEGAL COUNSEL

         Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103 serves as legal counsel to the Funds.

                                 CODES OF ETHICS

         The Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the sub-advisers, and the Distributor each has adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. A copy of the Code of Ethics of the Trust, Adviser, sub-advisers, and Distributor is on file with the SEC and is available to the public.

                       TRUSTEES AND OFFICERS OF THE TRUST


         BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing all of the Trust's Funds. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.


         MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.





                                                                               NUMBER OF
                                                                             PORTFOLIOS IN
                    POSITION(S)     TERM OF OFFICE         PRINCIPAL          FUND COMPLEX
NAME AND DATE OF   HELD WITH THE    AND LENGTH OF     OCCUPATION(S) DURING    OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
      BIRTH            TRUST         TIME SERVED          PAST 5 YEARS          NOMINEE                  NOMINEE
      -----            -----         -----------          ------------          -------                  -------
INTERESTED TRUSTEES*

Robert A.          Chairman of     No set term;      SEI Employee since            7         Trustee of The Advisors' Inner
Nesher,            the Board of    served as         1974. Currently                         Circle Fund, The Advisors'
8/17/46            Trustees        Chairman since    performs various                        Inner Circle Fund II, SEI
                                   1998              services on behalf of                   Global Master Fund, plc, SEI
                                                     SEI Investments, an                     Global Assets Fund, plc, SEI
                                                     affiliate of the                        Global Investments Fund, plc,
                                                     Trust's administrator                   SEI Investments Global,
                                                     and distributor, for                    Limited, SEI Absolute Return
                                                     which Mr. Nesher is                     Master Fund, L.P., SEI
                                                     compensated.                            Opportunity Master Fund, L.P.,
                                                                                             SEI Absolute Return Fund, L.P.,
                                                                                             SEI Opportunity Fund, L.P., SEI
                                                                                             Asset Allocation Trust, SEI
                                                                                             Daily Income Trust, SEI
                                                                                             Institutional International
                                                                                             Trust, SEI Institutional
                                                                                             Investments Trust, SEI
                                                                                             Institutional Managed Trust,
                                                                                             SEI Liquid Asset Trust and SEI
                                                                                             Tax Exempt Trust.

                                                                               NUMBER OF
                                                                             PORTFOLIOS IN
                    POSITION(S)     TERM OF OFFICE         PRINCIPAL          FUND COMPLEX
NAME AND DATE OF   HELD WITH THE    AND LENGTH OF     OCCUPATION(S) DURING    OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
      BIRTH            TRUST         TIME SERVED          PAST 5 YEARS          NOMINEE                  NOMINEE
      -----            -----         -----------          ------------          -------                  -------
William M.         Trustee         No set term;      Self-Employed                 7         Director of SEI Investments
Doran,                             served since      Consultant since                        Company, SEI Investments
5/26/40                            April 2006        2003. Partner,                          Distribution Co. Trustee of The
                                                     Morgan, Lewis &                         Advisors' Inner Circle Fund,
                                                     Bockius LLP (law                        The Advisors' Inner Circle Fund
                                                     firm) from 1976 to                      II, SEI Asset Allocation Trust,
                                                     2003, counsel to the                    SEI Daily Income Trust, SEI
                                                     Trust, SEI                              Institutional International
                                                     Investments, the                        Trust, SEI Institutional
                                                     Administrator and the                   Investments Trust, SEI
                                                     Distributor.                            Institutional Managed Trust,
                                                                                             SEI Liquid Asset Trust , SEI
                                                                                             Tax Exempt Trust, SEI
                                                                                             Investments - Global Fund
                                                                                             Services Limited , SEI
                                                                                             Investments Global Limited.

INDEPENDENT TRUSTEES*

Charles E.         Trustee         No set term;      Self-Employed                 7         Trustee of The Advisors' Inner
Carlbom,                           served since      Business Consultant,                    Circle Fund and The Advisors'
8/20/34                            April 2006        Business Projects                       Inner Circle Fund II.
                                                     Inc. since 1997.  CEO
                                                     and President, United
                                                     Grocers Inc. from
                                                     1997 to 2000. Board
                                                     Member, Oregon
                                                     Transfer Company.

Mitchell A.        Trustee         No set term;      Private Investor              7         Director, Federal Agricultural
Johnson,                           served since      since 1994.                             Mortgage Corporation (Farmer
3/01/42                            April 2006                                                Mac). Trustee of The Advisors'
                                                                                             Inner Circle Fund and The
                                                                                             Advisors' Inner Circle Fund II.

Betty L.           Trustee         No set term;      Self-Employed Legal           7         Trustee of The Advisors' Inner
Krikorian,                         served since      and Financial                           Circle Fund and The Advisors'
1/23/43                            April 2006        Services Consultant                     Inner Circle Fund II.
                                                     since 2003.  State
                                                     Street Bank Counsel
                                                     to Global Securities
                                                     and Cash Operations
                                                     from 1995 to 2003.

Eugene B.          Trustee         No set term;      Private Investor              7         Trustee of The Advisors' Inner
Peters,                            served since      since 1987.                             Circle Fund and The Advisors'
6/03/29                            April 2006                                                Inner Circle Fund II.

                                                                               NUMBER OF
                                                                             PORTFOLIOS IN
                    POSITION(S)     TERM OF OFFICE         PRINCIPAL          FUND COMPLEX
NAME AND DATE OF   HELD WITH THE    AND LENGTH OF     OCCUPATION(S) DURING    OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
      BIRTH            TRUST         TIME SERVED          PAST 5 YEARS          NOMINEE                  NOMINEE
      -----            -----         -----------          ------------          -------                  -------
James M.           Trustee         No set term;      Attorney, Solo                7         Trustee of The Advisors' Inner
Storey,                            served since      Practitioner since                      Circle Fund, The Advisors'
4/12/31                            April 2006        1994.                                   Inner Circle Fund II,
                                                                                             Massachusetts Health and
                                                                                             Education Tax-Exempt Trust, SEI
                                                                                             Asset Allocation Trust, SEI
                                                                                             Daily Income Trust, SEI Index
                                                                                             Funds, SEI Institutional
                                                                                             International Trust, SEI
                                                                                             Institutional Investments
                                                                                             Trust, SEI Institutional
                                                                                             Managed Trust, SEI Liquid Asset
                                                                                             Trust, SEI Tax Exempt Trust and
                                                                                             U.S. Charitable Gift Trust.

George J.          Trustee         No set term;      Chief Executive               7         Trustee of State Street
Sullivan,                          served since      Officer, Newfound                       Navigator Securities Lending
11/13/42                           April 2006        Consultants Inc.                        Trust, The Advisors' Inner
                                                     since 1997.                             Circle Fund, The Advisors'
                                                                                             Inner Circle Fund II, SEI
                                                                                             Absolute Return Master Fund,
                                                                                             LP, SEI Asset Allocation Trust,
                                                                                             SEI Absolute Return Fund, L.P.,
                                                                                             SEI Opportunity Fund, SEI Daily
                                                                                             Income Trust, SEI Index Funds,
                                                                                             SEI Institutional International
                                                                                             Trust, SEI Institutional
                                                                                             Investments Trust, SEI
                                                                                             Institutional Managed Trust,
                                                                                             SEI Liquid Asset Trust, SEI
                                                                                             Opportunity Master Fund and SEI
                                                                                             Tax Exempt Trust.




----------
* Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees." Messrs. Doran and Nesher are deemed Interested Trustees by virtue of their affiliation with the Trust's Distributor.

         BOARD STANDING COMMITTEES. The Board has established the following standing committees:


         AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter that will be reapproved by the Board at the May 2006 meeting. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditor and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. The Audit Committee meets periodically, as necessary, and met twice during the Trust's most recently completed fiscal year.



         FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, Interested Trustee, currently serves as the Board's delegate on the Fair Vlue Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and did not meet during the Trust's most recently completed fiscal year.



         NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter that will be reapproved by the Board at the May 2006 meeting. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. The Nominating Committee meets periodically, as necessary, and met twice during the Trust's most recently completed fiscal year.

         FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of each Fund's shares as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of each Fund's share class.


         As of December 31, 2005:









                                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL FUNDS OVERSEEN
                                                                                     BY TRUSTEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE                   DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST                  COMPANIES
---------------                   ----------------------------------------------                  ---------
INTERESTED TRUSTEES:
William M. Doran                                       None                                         None
Robert A. Nesher                                       None                                         None
INDEPENDENT TRUSTEES:
Eugene B. Peters                                       None                                         None

                                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL FUNDS OVERSEEN
                                                                                     BY TRUSTEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE                   DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST                  COMPANIES
---------------                   ----------------------------------------------                  ---------
James M. Storey                                        None                                         None
George J. Sullivan                                     None                                         None
Betty L. Krikorian                                     None                                         None
Charles E. Carlbom                  $10,000 - $50,000 (Large Cap Growth Fund)                 $10,000 - $50,000
Mitchell A. Johnson                                    None                                         None



         BOARD COMPENSATION. The Trust did not compensate the Trustees during its most recently completed fiscal year.








         TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length and term of office and the principal occupations for the last five years of each person currently serving as an executive officer of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. None of the officers receive compensation from the Trust for their services.

                                                                                                               NUMBER OF
                                               TERM OF OFFICE                                                 FUNDS IN THE
                          POSITION WITH THE    AND LENGTH OF     PRINCIPAL OCCUPATION DURING THE PAST FIVE    FUND COMPLEX
NAME AND DATE OF BIRTH          TRUST           TIME SERVED                        YEARS                     TO BE OVERSEEN
----------------------          -----           -----------                        -----                     --------------
Robert A. Nesher,        President            No set term;      SEI Employee since 1974.  Currently                7
8/17/46                                       served since      performs various services on behalf of SEI
                                              1998              Investments, an affiliate of the Trust's
                                                                administrator and distributor, for which
                                                                Mr. Nesher is compensated.

Lori K. Foo,             Vice President       No set term;      Compliance Officer and Assistant Vice              7
7/07/57                  and Secretary        served since      President for First Hawaiian Bank since
                                              2002              1994.

Ryan S. Ushijima,        Chief Compliance     No set term;      Chief Compliance Officer of the Wealth             7
6/14/56                  Officer              served since      Management Division of First Hawaiian Bank
                                              2004              and Bishop Street Capital Management since
                                                                2005.  Commissioner of Securities,
                                                                Department of Commerce and Consumer
                                                                Affairs, State of Hawaii from 1998 to 2004.

                                                                                                               NUMBER OF
                                               TERM OF OFFICE                                                 FUNDS IN THE
                          POSITION WITH THE    AND LENGTH OF     PRINCIPAL OCCUPATION DURING THE PAST FIVE    FUND COMPLEX
NAME AND DATE OF BIRTH          TRUST           TIME SERVED                        YEARS                     TO BE OVERSEEN
----------------------          -----           -----------                        -----                     --------------
Timothy D. Barto,        Vice President       No set term;      Employed by SEI Investments Company since          7
3/28/68                  and Assistant        served since      October 1999. General Counsel, Vice
                         Secretary            1999              President and Secretary of the
                                                                Administrator since 2004 and Vice
                                                                President of SEI Investments Distribution
                                                                Company, 1999-2003.  Associate, Dechert
                                                                Price & Rhoads (law firm), 1997-1999.

Michael Lawson,          Controller and       No set term;      Director, SEI Investments Funds Accounting         7
10/08/60                 Chief Financial      served since      since July 2005. Manager, Funds
                         Officer              2005              Accounting, SEI Investments AVP
                                                                (1995-2005, excluding February 1998
                                                                through October 1998).

Philip T.                Vice President       No set term;      Employed by SEI Investments Company since          7
Masterson,               and Assistant        served since      August 2004.  General Counsel, Citco
3/12/64                  Secretary            2004              Mutual Fund Services from 2003 to 2004.
                                                                OppenheimerFunds, Vice President and
                                                                Assistant Counsel from 1997 to 2001 and
                                                                Vice President and Associate Counsel from
                                                                2001 to 2003.

James Ndiaye,            Vice President       No set term;      Employed by SEI Investments Company since          7
9/11/68                  and Secretary        served since      October 2004.  Vice President, Deutsche
                                              2004              Asset Management from 2003 to 2004.
                                                                Associate, Morgan, Lewis & Bockius, LLP
                                                                from 2000 to 2003.  Counsel, Assistant
                                                                Vice President, ING Variable Annuities
                                                                Group from 1999 to 2000.

Michael T. Pang,         Vice President       No set term;      Employed by SEI Investments Company since          7
7/08/72                  and Secretary        served since      2005. Counsel, Caledonian Bank & Trust's
                                              2005              Mutual Funds Group (2004).  Counsel,
                                                                Permal Asset Management (2001-2004).
                                                                Associate, Schulte, Roth & Zabel's
                                                                Investment Management Group (2000-2001).
                                                                Staff Attorney, U.S. SEC's Division of
                                                                Enforcement, Northeast Regional Office
                                                                (1997-2000).

Sofia A. Rosala,         Vice President       No set term;      Compliance Officer of SEI Investments              7
2/01/74                  and Secretary        served since      Company since September 2001.  Account and
                                              2004              Product Consultant, SEI Private Trust
                                                                Company (1998-2001).

                                    REPORTING

         The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other shareholder reports to shareholders of record.

                         PURCHASING AND REDEEMING SHARES

         Purchases and redemptions may be made through the transfer agent on any day the New York Stock Exchange ("NYSE") is open for business. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas. Purchases and redemptions will be made in full and fractional shares, calculated to three decimal places.

         It is currently the Trust's policy to pay for redemptions in cash. The Trust retains the right, however, to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust of up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period.

         The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the sub-advisers, the Administrator and/or the Custodian are not open for business.

                    PRICING/DETERMINATION OF NET ASSET VALUE

         GENERAL POLICY. Fund shares are offered to the public at net asset value per share (plus any applicable sales charges). Net asset value per share is calculated by dividing the value of the Fund's net assets by the number of outstanding shares. The Fund's valuation policies are based on Section 2(a)(41) of and Rule 2a-4 under the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board of Trustees.

         EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern time if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on Nasdaq, the Nasdaq Official Closing Price will be used. If such prices are not available, the security will be valued at fair value as determined in good faith by the Board of Trustees.

         MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees. The money market funds' valuation methodologies are based on Rule 2a-7 under the 1940 Act.

         USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

         WAIVER OF SALES CHARGES. The front-end sales charges will be waived on Class A Shares purchased by: (a) present and retired Trustees of the Funds and officers, directors and employees (and members of their immediate family) of BancWest Corporation and its banking and non-banking subsidiaries; (b) persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts ("IRAs") previously with BancWest Corporation and its banking and non-banking subsidiaries; and (c) persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with BancWest Corporation and its banking and non-banking subsidiaries acted in a fiduciary, administrative, custodial or investment advisory capacity is closed.

         These waivers have been instituted in recognition of the significant amounts that the above categories of persons and entities invest in the Funds, and are designed to promote and further support these distribution channels.

                                      TAXES

         The following is only a summary of certain federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

           The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


         QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY. Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.


         In order to be taxable as a RIC, each Fund must distribute at least 90% of its net investment taxable income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, securities of two or more issuers (other than securities of other RICs) if the Fund owns at least 20% of the voting power of each issuer and that are engaged in the same, similar or related trades or business, or securities of one or more qualified publicly traded partnerships.


         Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

         If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the 70% dividend-received deduction for corporate shareholders and for the lower capital gains rates on qualified dividend income for individual shareholders to the extent they would qualify if the Fund was a regular corporation. The Board reserves the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

         FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS. A Fund may derive capital gains and losses in connection with sales of other dispositions of its portfolio of securities. Distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains will be taxable to you as long-term capital gain regardless of how long you have held your shares. Distributions of dividends will be taxed as ordinary income except that distributions of qualified dividend income will be taxed at the lower capital gains rates available for individual shareholders.


         The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

         If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.





         Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.


         In certain cases, the Funds will be required to withhold, at the applicable withholding rates, and remit to the United States Treasury, an amount from any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has failed to certify that he or she is a U.S. person (including a resident alien).

         In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividend-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

         Certain distributions from a Fund may qualify as qualified dividend income. Qualified dividend income distributed to any individual is taxable at the lower, long-term capital gains rates. A distribution from a Fund generally qualifies as qualified dividend income to the extent it was distributed from dividends received by the Fund from taxable domestic corporations and certain qualified foreign corporations, subject to limitations, including holding period limitations, imposed on the Fund and its shareholders. Absent further legislation, the long-term capital gains rates on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2008.


         REDEMPTIONS AND EXCHANGES. Redemptions and exchanges of Fund shares may be taxable transactions for federal and state income tax purposes. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on such shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.


         FEDERAL EXCISE TAX. If a Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year on which the Fund paid no federal income tax), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. Each Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.


         Non-U.S. investors in a Fund may be subject to special U.S. withholding and estate tax and are encouraged to consult their tax advisor prior to investing in a Fund.


         STATE TAXES. A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund. Many states grant tax-free status to dividends paid by mutual funds to fund shareholders from interest the fund earned on direct obligations of the U.S. government, subject in some states to certain requirements. Investments in Government National Mortgage Association and Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

         ADDITIONAL CONSIDERATIONS FOR HAWAII MUNICIPAL BOND FUND. The Hawaii Municipal Bond Fund intends to qualify to pay "exempt interest dividends" to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consist of obligations the interest on which is exempt from federal income tax. As long as this and certain other requirements are met, dividends derived from the Hawaii Municipal Bond Fund's net tax-exempt interest income will be "exempt interest dividends" that may be excluded from shareholders' gross income for federal income tax purposes. Exempt interest dividends may, however, have collateral income tax consequences, including alternative minimum tax consequences, as discussed below.

         Exempt-interest dividends may be subject to the alternative minimum tax imposed by Section 55 of the Code (the "Alternative Minimum Tax"). The Alternative Minimum Tax is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Hawaii Municipal Bond Fund intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

         The percentage of income that constitutes exempt-interest dividends will be determined for each year for the Hawaii Municipal Bond Fund and will be applied uniformly to all dividends declared with respect to the Fund during that year. This percentage may differ from the actual percentage for any particular day.

         The deduction for interest on indebtedness incurred or continued by shareholders to purchase or carry Shares of the Hawaii Municipal Bond Fund will be limited for federal income tax purposes to the extent that any portion of such Fund's distributions consist of exempt-interest dividends. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

         Any loss on the sale or exchange of shares of the Hawaii Municipal Bond Fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the selling shareholder with respect to such shares.

         Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing Shares of the Hawaii Municipal Bond Fund. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses, in trade or business, a part of such a facility.

         Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Hawaii Municipal Bond Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt interest dividends.

         Issuers of bonds purchased by the Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

         The Hawaii Municipal Bond Fund may not be a suitable investment for tax-exempt shareholders and plans because such shareholders and plans would not gain any additional tax benefit from the receipt of exempt-interest dividends.

         The state and local tax consequences of an investment in the Fund may differ from the federal consequences described above and shareholders are urged to consult their tax advisers with respect to such consequence.

         HAWAII TAXATION. The State of Hawaii has specifically adopted Sections 852 and 855 of the Code for the purposes of calculating the Fund's taxable income, which provisions provide for pass-through treatment of exempt interest dividends and capital gains, i.e., distributions by the Hawaii Municipal Bond Fund of dividends representing exempt interest and capital gains retain their original character in the hands of shareholders. As the State of Hawaii's Department of Taxation has confirmed in response to a request by special counsel for the Trust, distributions from the Hawaii Municipal Bond Fund to its shareholders that are attributable to interest on obligations exempt from income tax in the State of Hawaii will not be subject to Hawaii income tax in the hands of shareholders so long as at least 50% of the Hawaii Municipal Bond Fund's assets are invested in securities the interest from which is exempt from Hawaii state taxation. In addition, the Hawaii Department of Taxation has confirmed that interest income on obligations issued by the U.S. government and its territories is exempt from State of Hawaii income taxation. While the Hawaii Municipal Bond Fund intends to invest primarily in obligations that produce tax-exempt interest, if the Fund invests in obligations that are not exempt for Hawaii purposes, a portion of the Fund's distribution will be subject to Hawaii income tax.

                           FUND PORTFOLIO TRANSACTIONS

         BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

         In addition, an adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the advisers and the Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the advisers believe that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Funds.


         For the fiscal years ended December 31, 2003, 2004 and 2005, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

FUND                                                  AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
----                                                  -----------------------------------------------------
                                                     2003                     2004                      2005
                                                     ----                     ----                      ----
Large Cap Growth Fund                              $156,464                 $189,278                  $222,356
Large Cap Core Equity Fund                            *                         *                        *
Strategic Growth Fund                               $72,004                  $98,210                  $127,443
High Grade Income Fund                                $0                       $0                        $0
Hawaii Municipal Bond Fund                            $0                       $0                        $0
Money Market Fund                                     $0                       $0                        $0
Treasury Money Market Fund                            $0                       $0                        $0



----------
*        Not in operation during this period.


         BROKERAGE SELECTION. The Trust relies on the advisers to select brokers for Fund portfolio transactions. The advisers do not expect to use one particular broker or dealer for Fund portfolio transactions. The advisers select brokers based on the broker's ability to provide "best execution." The advisers consider a number of factors when selecting brokers, such as the broker's reputation and level of experience, the broker's ability to handle block trades and difficult transactions, commission rate, timeliness and accuracy of execution and settlement, the broker's familiarity with the market, the broker's reliability and integrity, the broker's fairness in resolving any disputes with respect to a trade, the time and size of the order and execution, available liquidity and current market conditions. In addition, when one or more brokers are believed capable of providing the best combination of price and execution, a Fund's adviser may select a broker based upon brokerage or research services provided to the adviser. An adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the brokerage or research services provided.

         Section 28(e) of the 1934 Act permits an adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, an adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

         To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information that assists in the valuation and pricing of investments. Examples of research-oriented services for which an adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. An adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by an adviser will be in addition to and not in lieu of the services required to be performed by a Fund's adviser under the Advisory Agreement. Any advisory or other fees paid to an adviser are not reduced as a result of the receipt of research services.

         In some cases an adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the adviser faces a potential conflict of interest, but the adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

         From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


         For the fiscal year ended December 31, 2005, the following commissions were paid on brokerage transactions, pursuant to an agreement or understanding, to brokers because of research services provided by the brokers:

                                                TOTAL DOLLAR AMOUNT OF                 TOTAL DOLLAR AMOUNT OF
                                               BROKERAGE COMMISSIONS FOR          TRANSACTIONS INVOLVING BROKERAGE
          FUND                                     RESEARCH SERVICES              COMMISSIONS FOR RESEARCH SERVICES
          ----                                     -----------------              ---------------------------------
Large Cap Growth Fund                                     $0                                    $0
Large Cap Core Equity Fund                                *                                      *
Strategic Growth Fund                                     $0                                    $0
High Grade Income Fund                                    $0                                    $0
Hawaii Municipal Bond Fund                                $0                                    $0
Money Market Fund                                         $0                                    $0
Treasury Money Market Fund                                $0                                    $0



----------
*        Not in operation during this period.


         BROKERAGE WITH AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser (or sub-adviser), or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


         For the fiscal years ended December 31, 2003, 2004 and 2005, the Funds paid the following aggregate brokerage commissions on portfolio transactions effected through affiliated brokers:

                                        TOTAL $ AMOUNT OF                                   % OF TOTAL BROKERAGE
                                      BROKERAGE COMMISSIONS      % OF TOTAL BROKERAGE       TRANSACTIONS EFFECTED
                                       PAID TO AFFILIATED         COMMISSIONS PAID TO        THROUGH AFFILIATED
                                             BROKERS              AFFILIATED BROKERS               BROKERS
                                     ----------------------     ----------------------     ----------------------
           FUND                      2003     2004     2005     2003     2004     2005     2003     2004     2005
           ----                      ----     ----     ----     ----     ----     ----     ----     ----     ----
Large Cap Growth Fund                 $0       $0       $0        0%       0%      $0        0%       0%      $0
Large Cap Core Equity Fund             *        *        *        *        *        *        *        *        *
Strategic Growth Fund                 $0       $0       $0        0%       0%      $0        0%       0%      $0
High Grade Income Fund                --       --       --       --       --       --       --       --       --
Hawaii Municipal Bond Fund            --       --       --       --       --       --       --       --       --
Money Market Fund                     --       --       --       --       --       --       --       --       --
Treasury Money Market Fund            --       --       --       --       --       --       --       --       --



*     Not in operation during this period.



      "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust's shares. On December 31, 2005, the following Funds held securities of the Trust's "regular brokers or dealers" as follows:



                                                                                        TOTAL $ AMOUNT OF SECURITIES
                                                                                       OF EACH REGULAR BROKER-DEALER
                FUND                               NAME OF BROKER/DEALER                            HELD
                ----                               ---------------------                            ----
Large Cap Growth Fund                  Citigroup                                                   2,843
                                       J.P. Morgan Chase Bank                                      2,652
                                       Goldman, Sachs & Company                                    2,576
                                       Morgan Stanley                                              2,086
                                       Bank of America                                             1,857
                                       Lehman Brothers Inc.                                        1,699
                                       Bear, Stearns & Co., Inc.                                   1,566
Strategic Growth Fund                  Merrill Lynch, Inc.                                         2,486
                                       Bank of America                                             2,381
                                       Goldman, Sachs & Company                                    2,324
                                       Lehman Brothers Inc.                                        2,320

                                                                                        TOTAL $ AMOUNT OF SECURITIES
                                                                                       OF EACH REGULAR BROKER-DEALER
                FUND                               NAME OF BROKER/DEALER                            HELD
                ----                               ---------------------                            ----
High Grade Income                      Bank of America                                             9,369
                                       Morgan Stanley                                              7,914
                                       Lehman Brothers Inc.                                        6,447
                                       Bear, Stearns & Co., Inc.                                   5,940
                                       Goldman, Sachs & Company                                    2,524
                                       J.P. Morgan Chase Bank                                      1,295
Money Market Fund                      Barclays Capital  Inc.                                      8,000
                                       Citigroup                                                   4,500
Treasury Money Market Fund*            Lehman Brothers Inc.                                       12,400


* All of the broker-dealer securities held by the Treasury Money Market Fund represent repurchase agreements fully collateralized by U.S. Treasury securities.


      For the fiscal years ended December 31, 2004 and December 31, 2005, the Funds experienced the following portfolio turnover rates:



                                         PORTFOLIO TURNOVER RATE
                                         -----------------------
              FUND                       2004               2005
              ----                       ----               ----
Large Cap Growth Fund                     42%                40%
Large Cap Core Equity Fund*               --                 --
Strategic Growth Fund                     59%                55%

                                         PORTFOLIO TURNOVER RATE
                                         -----------------------
              FUND                       2004               2005
              ----                       ----               ----
High Grade Income Fund                    45%                45%
Hawaii Municipal Bond Fund                40%                41%



* The portfolio turnover rate for the Large Cap Core Equity Fund has not been included at this time because the Fund was not in operation during the period.


                              DESCRIPTION OF SHARES

      The Agreement and Declaration of Trust ("Declaration of Trust") authorizes the issuance of an unlimited number of series and shares. Each share of each Fund represents an equal proportionate interest in that Fund with each other share of that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Agreement and Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of series. All consideration received by the Trust for shares of any additional series or separate class and all assets in which such consideration is invested would belong to that series or separate class and would be subject to the liabilities related thereto. Share certificates will not be issued.

                      INFORMATION ABOUT PORTFOLIO HOLDINGS

      The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. This policy and the accompanying procedures are designed to ensure that disclosure of information regarding a Fund's portfolio securities is in the best interests of Fund shareholders and to address conflicts between the interests of a Fund's shareholders, on the one hand, and those of a Fund's investment adviser, principal underwriter or any affiliated person of a Fund, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the President, Chief Compliance Officer, and portfolio managers to authorize the release of a Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Chief Compliance Officer reports quarterly to the Board regarding the implementation of such policies and procedures.

      Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31). The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

      These reports are also available on the Funds' website at www.bishopstreetfunds.com. The Funds' website also provides information about the Funds' complete portfolio holdings, including some or all of the following: security description, ticker, security identification number, price per share, par value, and interest rate updated as of the end of the most recent calendar/fiscal quarter (i.e., each March 31, June 30, September 30, and December 31). This information on the website is provided ten (10) calendar days after the end of each month, subject to a 31-day lag. The information on the Funds' website is publicly available to all categories of persons.

      In addition to information provided to shareholders and the general public, from time to time rating and ranking organizations, such as Standard and Poor's and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of a Fund's portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. The Funds' policies and procedures provide that the Chief Compliance Officer may authorize disclosure of portfolio holdings information to such parties at differing times and/or with different lag times to such third parties provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program.

      No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information.

      In addition, the Funds' service providers, such as the Sub-Advisers, Custodian, Administrator and Transfer Agent, may receive portfolio holdings information in connection with their services to the Fund.

                                     VOTING

      Each share held entitles the shareholder of record to one vote. The shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

      Where the Trust's prospectuses or SAI state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

                              SHAREHOLDER LIABILITY

      The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

                        LIMITATION OF TRUSTEES' LIABILITY

      The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their Offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

                                  PROXY VOTING


      The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. With respect to the Strategic Growth Fund, the Adviser has delegated proxy voting responsibility to BNP PAM. The Adviser and BNP PAM will each vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Funds' proxy voting record.


      A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31, is available on Form N-PX (i) without charge, upon request, by calling 1-800-262-9565; and (ii) on the SEC's website at http://www.sec.gov.

                             5% AND 25% SHAREHOLDERS


A shareholder owning of record or beneficially more than 25% of a particular Fund's shares may be considered to be a "controlling person" of that Fund. Accordingly, that shareholder's vote could have a more significant effect on matters presented at shareholder meetings than the votes of the Fund's other shareholders. As of April 5, 2006, the following persons were the only persons who were record owners of 5% or more, or more than 25%, of the Fund's shares.



                                                                            RECORD
            FUND                                 SHAREHOLDER              OWNERSHIP %
            ----                                 -----------              -----------
Large Cap Growth Equity Fund    SEI Trust Company
Class I Shares                  C/O First Hawaiian Bank
                                Attn: Mutual Funds
                                One Freedom Valley Drive
                                Oaks, PA 19456                               75.09%

                                SEI Trust Company
                                C/O First Hawaiian Bank
                                Attn: Mutual Funds
                                One Freedom Valley Drive
                                Oaks, PA 19456                                9.70%

                                                                            RECORD
            FUND                                 SHAREHOLDER              OWNERSHIP %
            ----                                 -----------              -----------
                                Emjay Corp As Agent For
                                c/o First Hawaiian Bank
                                Attn: Mutual Funds
                                8515 E. Orchard Rd #2T2                       8.00%
                                Greenwood Vlg, CO 80111-5002

Strategic Growth Fund           SEI Trust Company
Class I Shares                  C/O First Hawaiian Bank
                                Attn: Mutual Funds
                                One Freedom Valley Drive                      63.63%
                                Oaks, PA 19456

                                SEI Trust Company
                                C/O First Hawaiian Bank
                                Attn: Mutual Funds
                                One Freedom Valley Drive                      27.82%
                                Oaks, PA 19456

High Grade Income Fund          SEI Trust Company
Class I Shares                  C/O First Hawaiian Bank
                                Attn: Mutual Funds
                                One Freedom Valley Drive                      45.12%
                                Oaks, PA 19456

                                SEI Trust Company
                                C/O First Hawaiian Bank
                                Attn: Mutual Funds
                                One Freedom Valley Drive                      41.68%
                                Oaks, PA 19456

                                Mercer Trust Co.
                                Attn: DC Plan Administration Team
                                1 Investors Way MSC NE2                       7.30%
                                Norwood, MA 02062-1599

                                                                            RECORD
            FUND                                 SHAREHOLDER              OWNERSHIP %
            ----                                 -----------              -----------
Hawaii Municipal Bond Fund      SEI Trust Company
Class I Shares                  C/O First Hawaiian Bank
                                Attn: Mutual Funds
                                One Freedom Valley Drive                      78.84%
                                Oaks, PA 19456

                                SEI Trust Company
                                C/O First Hawaiian Bank
                                Attn: Mutual Funds
                                One Freedom Valley Drive                      11.52%
                                Oaks, PA 19456

Hawaii Municipal Bond Fund      Pershing LLC
Class A Shares                  PO Box 2052                                   13.10%
                                Jersey City, NJ 07303-2052

                                Stacey T. J. Wong
                                Eric Alfred Knudsen Trust
                                P.O. Box 759                                  7.52%
                                Kalaheo, HI 96741-0759

                                Pershing LLC
                                PO Box 2052
                                Jersey City, NJ 07303-2052                    6.70%

Money Market Fund               SEI Trust Company
Class I Shares                  C/O First Hawaiian Bank
                                Attn: Mutual Funds
                                One Freedom Valley Drive                      95.96%
                                Oaks, PA 19456


                                                                            RECORD
            FUND                                 SHAREHOLDER              OWNERSHIP %
            ----                                 -----------              -----------
Money Market Fund               Pershing LLC
Class A Shares                  Attn: Cash Management Services
                                1 Pershing Plaza                              99.94%
                                Jersey City, NJ 07399-0002

Treasury Money Market           SEI Trust Company
Fund                            C/O First Hawaiian Bank
Class I Shares                  Attn: Mutual Funds
                                One Freedom Valley Drive                      99.74%
                                Oaks, PA 19456


                              FINANCIAL INFORMATION


      The Trust's financial statements and notes thereto contained in the Annual Report for the Funds for the fiscal year ended December 31, 2005 are herein incorporated by reference and deemed to be a part of this SAI. A copy of the Annual Report must accompany the delivery of this SAI.

                                  APPENDIX - A
                             DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-              Leading market positions in well-established industries.

-              High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch, Inc. ("Fitch"). Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch, which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

- Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

- Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB--rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Moody's

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch IBCA

Bonds rated AAA by Fitch IBCA are judged by Fitch IBCA to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch IBCA are judged by Fitch IBCA to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                                  APPENDIX - B
                      PROXY VOTING POLICIES AND PROCEDURES

                        BISHOP STREET CAPITAL MANAGEMENT

                             STANDARD POLICY MANUAL

                               PROXY VOTING POLICY

I.    STATEMENT OF POLICY

      Bishop Street Capital Management ("BSCM"), as a matter of policy and as a fiduciary to our institutional, investment company and individual clients, has the responsibility for voting proxies for portfolio securities consistent with the best interests of our clients unless any client explicitly retains responsibility for proxy voting. Our firm maintains written policies and procedures for the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices.

      For those clients who have retained proxy voting responsibility, BSCM has no authority and will not vote any proxies for those client portfolios.

      BSCM has designated the Compliance & Information Director who is responsible for establishing, implementing and monitoring our proxy policy and practices.

      Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

II.   RESPONSIBILITY

      The BSCM Compliance & Information Director has overall responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and recordkeeping.

III.  PROCEDURES

      BSCM has adopted various procedures and reviews to implement the firm's policy and to monitor and insure the firm's policy is observed, implemented properly and amended or updated as appropriate, which include the following:

      A.    Account setup

      At the opening of each account, the persons responsible for account setup will provide the client with appropriate paperwork to instruct the client's custodian to forward proxies to BSCM. At the same time, proxy voting authority, any client proxy policies or guidelines regarding proxy voting will be recorded.

      B.    BSCM investment management agreements

      BSCM investment management agreements specify who has proxy voting responsibility. The BSCM investment management agreement for institutional clients provides that BSCM has proxy voting authority. BSCM investment management agreements for individual clients provides the option for either BSCM or the client to have proxy voting responsibility. The designation of the person, i.e., BSCM, the client or other entity, who has responsibility for proxy voting is recorded in the account set up process.

      C.    Proxy monitoring, reporting and records

      All proxy materials will be forwarded to the designated Administrative Assistant. This person's responsibilities will include:

- Review of proxies received against securities held and attempt to obtain any missing proxy materials/ballots prior to the voting deadline.

- Voting the proxies according to the research service provider's recommendation.

-     Transmitting the voted proxies to the issuer.

-     Recording how each proxy was voted for each client.

-     Maintaining appropriate proxy voting records by issuer and for clients

-     Prepare and provide proxy voting reports to clients upon client request.

      D.    Research

      BSCM has retained the services of Institutional Shareholder Services ("ISS"), a nationally recognized and independent proxy service, to provide research and voting recommendations for all proxy issues based on its research. ISS has no authority or responsibility for voting BSCM client proxies.

      E.    Proxy Voting

      The Administrative Assistant will receive each issuer's proxy materials, statements, ballots, etc., and forward them to the appropriate analyst/portfolio manager for review. It is the policy to vote in accordance with ISS' guidelines unless in doing so would not be in the clients' best interest. In such instances, each issue would be evaluated for any conflicts of interest as noted below.

      F.    Conflicts of Interest

      Where the analyst/portfolio manager feels that ISS' recommendation would not be in the best interest of our clients, the Chief Investment Officer or an appropriate designate, will evaluate the docket of those proxies and determine if a material conflict of interest is present for any of the proxies.

      In determining whether a material conflict of interest is present and material, some of the general factors which BSCM will consider, but not limited to, are: business relationships, personal relationships, familial relationships and fund relationships. Where BSCM or an affiliate has a substantial business relationship with the company, the materiality of the business relationship will generally be viewed as follows. It is presumed to be non-material if the conflict involved is less than 1% of BSCM's annual revenues. In cases where it is in excess of 1% of BSCM's annual revenues, it will be evaluated on a case by case basis to determine the materiality of the conflict. Where BSCM or an affiliate has personal or familial relationships causing a material conflicts of interest, the voting procedure described below would take effect. To determine whether a personal or familial relationship exists which may create material conflicts of interest, BSCM Access Personnel will annually certify whether they, or an immediate family member, serves as a director of a public company or at the executive management level of a public company as well as identify the public company to which they are serving.

      In the event of any actual or potential conflicts of interest that arise in the exercise of BSCM's proxy voting responsibilities, any such conflict will result in BSCM's Proxy Committee evaluating the issue and casting a vote on the issue unless a member is the source of the conflict. If the Proxy Committee unanimously agrees upon the issue, it shall be voted as unanimously agreed upon. In the event whereby there is not a unanimous agreement of the Proxy Committee or the conflict of interest cannot be resolved within the Proxy Committee, BSCM will employ an independent fiduciary to vote these proxies.

      If there is no material conflict of interest the analyst/portfolio manager will instruct the Administrative Assistant to vote accordingly.

      Where BSCM advisory clients hold shares of Bishop Street Funds, the policy is to mirror vote the fund proxies.

      G.    Proxy Committee

      The Proxy Committee shall consist of the following members: the Chief Investment Officer, Director of Equities and the Compliance & Information Director.

      H.    Disclosure

      BSCM discloses a summary of our proxy voting policy and practices in Form ADV Part II which is updated as appropriate.

      I.    Annual Review of Proxy Policy

      The Compliance & Information Director will review BSCM's Proxy Policy on an annual basis and amend, or supplement, as may be necessary, so as to remain current and appropriate for BSCM's proxy practices, acting in the clients' best interests and meeting applicable regulatory requirements.

IV.   RECORDKEEPING

      The Compliance & Information Officer has overall responsibility for maintaining files and records regarding BSCM's proxy policies and practices in an appropriate manner and for the required period, i.e., two years on-site in BSCM's offices and an additional three years off-site in secure and accessible facilities. The firm's recordkeeping procedures include the following:

      - BSCM maintains relevant records, in paper or electronic format, i.e., internally and externally, EDGAR and ISS, including proxy statements, related research materials, proxy ballots and votes, on an issuer and client basis.

      - BSCM also maintains an annual file of records of any written client requests for proxy voting information for their portfolio securities and provides information to clients as requested.

      - BSCM also maintains and files the Form N-PX for investment companies that it acts as investment adviser to and has not assigned the voting responsibilities to a sub-adviser.

(BNP PARIBAS LOGO)

                               PROXY VOTING POLICY


Exercise of voting rights is an integral part of our asset management process and a central means of holding directors accountable for the stewardship of companies in which BNP PAM has invested on behalf of its clients. BNP PAM is committed to ensure consistent exercise of voting rights across all mutual funds and institutional mandates where proxy voting has been delegated to us. BNP PAM operates at arms length from the rest of the BNP Paribas Group and exercises all votes independently.


Through implementation of our Voting Policy, we aim to foster best practice in corporate governance and ethical business conduct while supporting company decisions leading to long-term value creation for shareholders and economic development(1).


Corporate governance practices which BNP PAM supports include:


-     full disclosure of company affairs in reports and accounts,

-     competence and independence of board members and committees,

- transparency of remuneration schemes, appointment and nomination processes,

-     professional conduct and independence of auditors,

- adequate justification of share issues and repurchases and major corporate actions

-     sustainability of dividend policies,

- changes to company statutes that have a positive impact on shareholder rights, and

- resolutions consistent with the "one share - one vote - one dividend" principle.

Our policy is supported by detailed guidelines that address key voting issues relating to: approval of report and accounts, appointments and remuneration of board members and auditors, financial operations and changes to company statutes. For each voting issue, the guidelines highlight resolutions that (i) reflect or tend toward best practice and that we will support, (ii) may raise concerns and on which we will abstain and (iii) go against shareholder interests and that we will oppose.


While our policy and guidelines reflect international best practice in the field of corporate governance and are subject to annual review in light of experience gained(2), they cannot cover all potential voting issues. Therefore, in applying its voting guidelines, BNP PAM strives to act in the best interests of clients in the light of specific circumstances as they relate to the market and the company in order to protect and enhance the long-term value of their shareholdings.



This voting policy applies to all entities within BNP PAM and its affiliates. External investment managers to which BNP PAM delegates portfolio management are expected to


----------


(1)   Addition for SRI funds "environmental conservation and social cohesion".



(2) Benchmarks such as the UK Combined Code were used to define best practice. Minimum acceptable standards for the 2003 voting season are based on AFG recommendations and will be reviewed based on the Bouton report whose recommendations will apply from 2004.

develop their own voting policy in line with market practice and to periodically report on its implementation.

I  - VOTING GUIDELINES PREAMBLE


These guidelines support BNP PAM Voting Policy. They address key voting issues grouped in four themes: Report and Accounts, Appointments and Remuneration, Financial Operations and Statutes. For each voting issue, the guidelines highlight practices that are desirable, may raise concern, or go against shareholders' interests(3). In general, our opinion is reflected in our voting position as follows:


- OPPOSE: The proposal is not acceptable in our opinion and is not in shareholders' long-term interests

- ABSTAIN: The proposal raises issues of concern (either the concern is not regarded as sufficiently material to warrant opposition OR an oppose vote could have a detrimental impact on corporate structures)

- FOR: The proposal reflects or tends toward best practice and is in shareholders' long term interests

NOTE: Text highlighted in yellow indicates criteria specific to Socially Responsible Funds.

----------


(3) Where relevant, these guidelines may also be used as a basis for exercising voting rights attached to debt instruments in the interest of bondholders

II - REPORT AND ACCOUNTS


                                                               KEY FACTORS AFFECTING VOTING DECISION
                         -----------------------------------------------------------------------------------------------------------
VOTING ISSUE                              OPPOSE                                ABSTAIN                     FOR/BEST PRACTICE
------------                              ------                                -------                     -----------------
Approval of Report and   - Absence of audit                      - Audit committee                  - The directors have made a
Accounts                   committee                               comprises less than a              full and acceptable statement
                         - There are serious                       third independent members(4)       regarding their stewardship of
                           breaches of corporate                 - The auditors have                  the company and complied with
                           governance at the company,              qualified the accounts             all relevant legal and
                           i.e.                                  - There are concerns                 regulatory requirements
                         - Absence of committees                   with the company's               - The directors have made a
                           (audit, nomination,                     accounting policies or             full statement of compliance
                           remuneration) AND                       level of transparency(5)           with the local market
                         - Absence of independent                                                     corporate governance code
                           directors AND                                                            - The directors provide
                         - Absence of Corporate                                                       adequate disclosures on
                           Governance references                                                      corporate environmental and
                                                                                                      social responsibility issues
Discharge of
executive/supervisory
board                                Varies according to local market.  To be considered in view of the fiduciary duties.

Dividends/Appropriation
of earnings              - Uncovered dividends,                                                     - The dividend is covered and
                           unless these are reasonably                                                the pay-out ratio is
                           justified by the board to                                                  reasonable
                           demonstrate the
                           sustainability of the
                           dividend policy


----------


(4)   Based on experience in 2003, the ratio may increase in 2004



(5)   To be reviewed on a case-by-case basis

III. APPOINTMENTS AND REMUNERATION


                                                               KEY FACTORS AFFECTING VOTING DECISION
                         -----------------------------------------------------------------------------------------------------------
VOTING ISSUE                              OPPOSE                                ABSTAIN                     FOR/BEST PRACTICE
------------                              ------                                -------                     -----------------
Directors'               - Absence of nomination committee       - Nomination committee             - A transparent
Appointment(6)           - There are serious concerns over         comprises less than a third        independent nomination
                           the conduct or competence of the        independent members(8)             process is in existence
                           director                              - Non-independent candidate        - Shareholders can vote
                         - Executive Directors subject to 3        (if ratio of independent board     separately on the election
                           year rolling contracts(7)               members is less than 1/3)          of individual directors
                                                                 - The candidate has an             - There is sufficient
                                                                   alternate director.                biographical information for
                                                                 - Director is elected for a          shareholders to vote on an
                                                                   period exceeding 4 years           informed basis.
                                                                 - Executive Directors subject      - In case of renewal, the
                                                                   to 2 year rolling contracts(5)     candidate's record of
                                                                                                      attendance at meetings is


----------


(6)   Factors that may compromise independence include :


- A former executive position within the company group (including at major acquisitions);

- An association with the business of more than 5 years or directorship position in excess of 12 years;

- Relationship through blood, marriage or equivalent to other directors or advisers to the company;

- A current or recent material connection with a professional adviser to the company;

- A significant personal holding in the company's equity, a contract of employment, share options or other conditional remuneration, consultancy payments or pension benefits or a significant level of fees

- Remuneration from a third party in relation to the directorship; benefits from related party transactions;

- Cross directorships or significant links with other directors through involvement in other companies or bodies;

- A current or recent senior position with a political or charitable body to which the company makes material contributions

- Current or recent involvement at a senior level in another entity with a material financial or commercial interest in the company either through a shareholding link, or as customer, supplier, joint venture partner or competitor; and

- An appointee or representative of a group other than the shareholders as whole;


(7)   Relevant in the specific case of the UK



(8)   Based on experience in 2003, the ratio may increase in 2004

                                                               KEY FACTORS AFFECTING VOTING DECISION
                         -----------------------------------------------------------------------------------------------------------
VOTING ISSUE                              OPPOSE                                ABSTAIN                     FOR/BEST PRACTICE
------------                              ------                                -------                     -----------------
                                                                                                      adequate (i.e. at least 75%)
                                                                                                    - Executive Directors
                                                                                                      subject to 1 year rolling
                                                                                                      contracts(5)
Chairman                 - Chairmen is also chief executive      - Chairmen has previously          - Split function between
(appointment as            (except if at least 1/3 of board        been chief executive (except if    Chairman and CEO
director)                  members are independent and             at least 1/3 of board members
                           sufficient justification is provided    are independent)
                           by the company)
Remuneration of          - Absence of remuneration committee     - Independent members of           - Remuneration schemes
Senior                   - Remuneration schemes which lack         remuneration committee have        have been recommended by an
Executives                 appropriate performance criteria and    minority voting power(10)          independent remuneration
                           performance period(9)                                                      committee appointed by the
                                                                                                      Board
                                                                                                    - Remuneration schemes in
                                                                                                      line with estimated merits
                                                                                                      and long term performance

                                                                                                    - The remuneration committee
                                                                                                      has considered the impact of
                                                                                                      repurchases undertaken
                                                                                                      during the previous year
                                                                                                      on relevant performance
                                                                                                      targets for incentive schemes

Stock option             - Stock option plans that meet
Plans                      three or more of the following
                           conditions:
                         - Existence of a discount for
                           executives
                         - Discount over 20% for employees


----------


(9) To be assessed based on ABI and other relevant guidelines and in view of local compensation practice for similar management and supervisory responsibilities



(10)  Based on experience in 2003, this may trigger opposition in 2004

                                                               KEY FACTORS AFFECTING VOTING DECISION
                         -----------------------------------------------------------------------------------------------------------
VOTING ISSUE                              OPPOSE                                ABSTAIN                     FOR/BEST PRACTICE
------------                              ------                                -------                     -----------------
                         - Volume of the stock option plan
                           over 10%
                         - Vesting and holding period less
                           than 5 years
                         - Absence of stock option plan
                           exercising objectives

Auditors'                - Absence of audit committee            - Audit committee comprises        - The auditors have been
Appointment and          - Consultancy or audit fees are           less than a third independent      recommended by an
Remuneration               not disclosed                           members(12)                        independent audit committee
                         - Non-audit work is considered to       - There are factors                  appointed by the Board
                           impair objectivity (i.e. consultancy    potentially affecting            - There is full disclosure
                           fees exceed audit fees - where          independence of auditors (such     of any non-audit work
                           disclosed)(11)                          as personal or professional        undertaken and the process
                         - Firm appoints the same auditor          links between partners of the      undertaken for granting the
                           for periods exceeding 6 years           audit firm and the company)        work
                         - There are concerns regarding
                           professional conduct or the
                           integrity of the audit process

Stock option             - Stock option plans that meet three
                           or more Plans of the following
                           conditions:
                           - Existence of a discount for
                             executives
                           - Discount over 20% for employees
                           - Volume of the stock option plan
                             over 10%
                           - Vesting and holding period less
                             than 5 years
                           - Absence of stock option plan
                             exercising objectives


----------


(11) Based on experience in 2003, the ratio of consultancy fees to audit fees may be reduced in 2004



(12)  Based on experience in 2003, the ratio may increase in 2004

                                                               KEY FACTORS AFFECTING VOTING DECISION
                         -----------------------------------------------------------------------------------------------------------
VOTING ISSUE                              OPPOSE                                ABSTAIN                     FOR/BEST PRACTICE
------------                              ------                                -------                     -----------------
Auditors'                - Absence of audit committee            - Audit committee                    - The auditors have
Appointment and          - Consultancy or audit fees are not       comprises less than a                been recommended by an
Remuneration               disclosed                               third independent members(14)        independent audit
                         - Non-audit work is considered to                                              committee appointed by
                           impair objectivity (i.e. consultancy  - There are factors                    the Board
                           fees exceed audit fees - where          potentially affecting              - There is full
                           disclosed)(13)                          independence of auditors             disclosure of any
                         - Firm appoints the same auditor for      (such as personal or                 non-audit work
                           periods exceeding 6 years               professional links between           undertaken and the
                         - There are concerns regarding            partners of the audit firm           process undertaken for
                           professional conduct or the             and the company)                     granting the work
                           integrity of the audit process


IV. FINANCIAL OPERATIONS


                                                               KEY FACTORS AFFECTING VOTING DECISION
                         -----------------------------------------------------------------------------------------------------------
VOTING ISSUE                              OPPOSE                                ABSTAIN                     FOR/BEST PRACTICE
------------                              ------                                -------                     -----------------
Share issues             - The authority to issue capital exceeds       - The authority is            - The authority is
and repurchases            100% of issued share capital or exceeds        comprised between  50% and    suitably justified and
                           5 years                                        100% of issued share          limited, in amount and
                         - Share issue without pre-emption                capital or exceeds 5 years    duration (acceptable
                           rights(15) (except if exercisable within                                     limits: 5 years and 50% of
                           3 years and representing less than                                           issued share capital)
                           10% of issued share capital)                                               - Justification is
                         - Authority can be used to create a                                            provided for a share
                           potential `poison pill' or constitutes an                                    repurchase in terms of the
                           anti-takeover measure                                                        use of company resources
                         - Actions that do not respect the "one
                           share - one vote - one dividend" principle


----------


(13) Based on experience in 2003, the ratio of consultancy fees to audit fees may be reduced in 2004



(14)  Based on experience in 2003, the ratio may increase in 2004



(15)  For French stocks: priority right

                                                               KEY FACTORS AFFECTING VOTING DECISION
                         -----------------------------------------------------------------------------------------------------------
VOTING ISSUE                              OPPOSE                                ABSTAIN                     FOR/BEST PRACTICE
------------                              ------                                -------                     -----------------
Takeovers,               - Actions that carry significant                                             - The company has
mergers,                   negative implications for shareholder                                        provided adequate
capital                    rights or value                                                              information, explanation
restructuring            - There is significant negative impact                                         and justification of the
and other                  for employees or other stakeholders which                                    proposal and its financial
corporate                  could have an adverse impact on corporate                                    implications
actions                    reputation or performance                                                  - The board's corporate
                                                                                                        governance structures allow
                                                                                                        independent scrutiny of the
                                                                                                        proposal

V. STATUTES


                                                               KEY FACTORS AFFECTING VOTING DECISION
                         -----------------------------------------------------------------------------------------------------------
VOTING ISSUE                              OPPOSE                                ABSTAIN                     FOR/BEST PRACTICE
------------                              ------                                -------                     -----------------
Changes to               - Actions that go against the "one                                           - To be considered based
Company                    share-one vote one dividend" principle                                       on an assessment of the
Statutes                 - Adverse impacts on shareholder rights                                        balance of positive and
                           (e.g. limit proxy voting, non-public share                                   negative impacts on
                           disclosure thresholds more stringent than                                    shareholder rights, the
                           regulatory requirements)                                                     timely provision of
                         - (Supervisory) board size in excess of                                        information by the company
                           16 members (except within the year                                           the quality of information,
                           following a merger)                                                          explanation and disclosure


VI. OTHER VOTING ISSUES


                                                               KEY FACTORS AFFECTING VOTING DECISION
                         -----------------------------------------------------------------------------------------------------------
VOTING ISSUE                              OPPOSE                                ABSTAIN                     FOR/BEST PRACTICE
------------                              ------                                -------                     -----------------
All Resolutions          - Blind resolutions ("Other Items")            - Insufficient disclosure     - The resolution is fully
                         - Resolution bundled together that               of relevant information       explained and justified by
                           include a substantive and unacceptable                                       the proposers
                           proposal (e.g. disapplication of                                           - There is full disclosure of
                           pre-emption rights above acceptable limits)                                  information relevant to the
                                                                                                        consideration of a
                                                                                                        resolution and such
                                                                                                        information is presented in
                                                                                                        a fair and balanced way

Shareholder              To be considered on a case-by-case basis based on:
Resolutions              - Appropriateness for the AGM/EGM
                         - Justification by its proponents
                         - Alignment with shareholders long-term interest,
                           including environmental conservation and social
                           cohesion
                         - Board support or justification of opposition

                              BISHOP STREET FUNDS

                           PART C: OTHER INFORMATION

ITEM 23.   EXHIBITS:

(a)(1) Agreement and Declaration of Trust of the Bishop Street Funds (the "Registrant") dated May 25, 1994 as originally filed with the Registrant's Registration Statement on Form N-1A (File No. 33-80514) filed with the U.S. Securities and Exchange Commission (the "SEC") on June 20, 1994, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 3 to the Registrant's Registration Statement, as filed with the SEC on February 29, 1996.

(a)(2) Amended and Restated Agreement and Declaration of Trust dated September 1, 1994 as originally filed with the Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File No. 33-80514) filed with the SEC on September 7, 1994, is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement, as filed with the SEC on February 29, 1996.

(b)(1) By-Laws of the Registrant as originally filed with the Registrant's Registration Statement filed with the SEC on Form N-1A (File No. 33-80514) on June 20, 1994, are incorporated herein by reference to
            Exhibit 2 of Post-Effective Amendment No. 3 to the Registrant's Registration Statement, as filed with the SEC on February 29, 1996.

(b)(2) Amended By-Laws of the Registrant as originally filed with the Registrant's Pre-Effective Amendment No. 1 filed with the SEC on Form N-1A (File No. 33-80514) on September 7, 1994, are incorporated herein by reference to Exhibit 2(a) of Post-Effective Amendment No. 3 to the Registrant's Registration Statement, as filed with the SEC on February 29, 1996.

(b)(3) Amended By-Laws of the Registrant are incorporated herein by reference to Exhibit 2(b) of Post-Effective Amendment No. 7 to the Registrant's Registration Statement filed with the SEC on Form N-1A (File No. 33-80514), as filed on February 26, 1998.

(c)         Not applicable.

(d)(1) Investment Advisory Agreement between the Registrant and First Hawaiian Bank dated January 27, 1995, is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 3 to the Registrant's Registration Statement filed with the SEC on Form N-1A (File No. 33-80514), as filed on February 29, 1996.

(d)(2) Schedule B dated April 30, 1996, to the Investment Advisory Agreement dated January 27, 1995, between the Registrant and First Hawaiian Bank, is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed with the SEC on Form N-1A (File No. 33-80514), as filed on April 30, 1997.

(d)(3) Investment Advisory Agreement between the Registrant and First Hawaiian Bank dated March 31, 1999, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 12 to the Registrants Registration Statement filed with the SEC on Form N-1A (File No. 33-80514), as filed April 30, 1999.

(d)(4) Assignment and Assumption Agreement between First Hawaiian Bank and Bishop Street Capital Management dated February 22, 2000 is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 14 to the Registrant's Registration Statement filed with the SEC on Form N-1A (File No. 33-80514), as filed May 1, 2000.

(d)(5) Consent to Assignment and Assumption of the Investment Advisory Agreement between the Bishop Street Funds and First Hawaiian Bank is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 14 to the Registrant's Registration Statement filed with the SEC on Form N-1A (File No. 33-80514), as filed May 1, 2000.

(d)(6) Investment Sub-Advisory Agreement by and between Bishop Street Capital Management and BNP Paribus Asset Management, Inc. dated July 1, 2002 is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 18 to the Registrant's Registration Statement filed with the SEC on Form N-1A (file No. 33-80514), as filed August 29, 2002.

(d)(7) Amendment dated April 28, 2006 to the Schedule A of the Investment Advisory Agreement dated March 31, 1999 between Bishop Street Funds and Bishop Street Capital Management. Filed herewith.

(d)(8) Investment Sub-Advisory Agreement by and between Bishop Street Capital Management and Fischer Francis Trees & Watts, Inc. dated July 1, 2005. Filed herewith.

(d)(9) Investment Sub-Advisory Agreement by and among the Registrant, Bishop Street Capital Management, and Lotsoff Capital Management dated April 28, 2006. Filed herewith.

(e)(1) Distribution Agreement between the Registrant and SEI Financial Services Company (now SEI Investments Distribution Co.) dated January 27, 1995, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 3 to the Registrant's Registration Statement filed with the SEC on Form N-1A (File No. 33-80514), as filed February 29, 1996.

(e)(2) Amended and Restated Distribution Agreement between the Registrant and SEI Investments Distribution Co. dated June 10, 1999, is incorporated herein by reference to Exhibit (e)2 of Post-Effective Amendment No. 13 to the Registrant's Registration Statement filed with the SEC on Form N-1A (File No. 33-80514), as filed June 11, 1999.

(f)         Not Applicable.

(g)(1) Mutual Fund Custodian Agreement between the Registrant and Union Bank of California, N.A. dated August 4, 2000, is incorporated herein by reference to Exhibit (g)(1) of Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed with the SEC on Form N-1A (File No. 33-80514), as filed April 29, 2004.

(g)(2) Letter Agreement between the Registrant and Union Bank of California, N.A. dated July 1, 2002, supplementing the Mutual Fund Custodian Agreement dated August 4, 2000, is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed with the SEC on Form N-1A (File No. 33-80514), as filed April 29, 2004.

(h)(1) Administration Agreement between the Registrant and SEI Financial Management Corporation (now SEI Investments Global Funds Services) dated January 27, 1995, is incorporated herein by reference to
            Exhibit 9(a) of Post-Effective Amendment No. 3 to the Registrant's Registration Statement filed with the SEC on Form N-1A (File No. 33-80514), as filed February 29, 1996.

(h)(2) Agency Agreement between the Registrant and DST Systems, Inc. dated August 13, 2004. Filed herewith.

(h)(3) Consent to Assignment and Assumption of the Administration Agreement between the Registrant and SEI Financial Management Corporation to SEI Fund Resources dated June 1, 1996, is incorporated herein by reference to Exhibit 9(c) of Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed with the SEC on Form N-1A (File No. 33-80514), as filed April 30, 1997.

(h)(4) Amendment No. 1 dated May 10, 2001 to the Consent to Assignment and Assumption of the Administration Agreement between the Registrant and SEI Financial Management Corporation dated June 1, 1996 is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed with the SEC on Form N-1A (File No. 33-80514), as filed April 26, 2002.

(h)(5) Schedule dated April 28, 2006 to the Administration Agreement dated January 27, 1995 between the Registrant and SEI Financial Management Corporation (now SEI Investments Global Funds Services). Filed herewith.

(i) Opinion and Consent of Counsel (Morgan, Lewis & Bockius LLP). Filed herewith.

(j) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. Filed herewith.

(k)         Not Applicable.

(l)         Not Applicable.

(m) 12b-1 Plan (Class A) dated January 27, 1995, is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement filed with the SEC on Form N-1A (File No. 33-80514), as filed June 11, 1999.

(n)(1) Rule 18f-3 Plan dated February 15, 2001, is incorporated herein by reference to Exhibit (o)(3) of Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed with the SEC on Form N-1A (File No. 33-80514), as filed April 26, 2002.

(n)(2) Amended and Restated Rule 18f-3 Plan dated April 7, 2005, is incorporated herein by reference to Exhibit (n)(2) of Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed with the SEC on Form N-1A (file No. 33-80514), as filed April 29, 2005.

(n)(3) Schedule A dated April 28, 2006 to the Amended and Restated Rule 18f-3 Plan dated April 7, 2005. Filed herewith.

(o)         Not Applicable.

(p)(1) Code of Ethics for the Registrant is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 14 to the Registrant's Registration Statement filed with the SEC on Form N-1A (File No. 33-80514), as filed May 1, 2000.

(p)(2) Code of Ethics for First Hawaiian Bank is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 14 to the Registrant's Registration Statement filed with the SEC on Form N-1A (File No. 33-80514), as filed May 1, 2000.

(p)(3) Code of Ethics for Bishop Street Capital Management Corporation is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed with the SEC on Form N-1A (file No. 33-80514), as filed April 29, 2005.

(p)(4) Code of Ethics for SEI Investments Company is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed with the SEC on Form N-1A (file No. 33-80514), as filed April 29, 2005.

(p)(5) Code of Ethics for BNP Paribas Asset Management is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed with the SEC on Form N-1A (file No. 33-80514), as filed April 29, 2005.

(p)(6) Code of Ethics for Fischer Francis Trees & Watts, Inc. is incorporated herein by reference to Exhibit (p)(7) of Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed with the SEC on Form N-1A (file No. 33-80514), as filed April 29, 2005.

(p)(7)      Code of Ethics for Lotsoff Capital Management. Filed herewith.

(q)         Powers of Attorney for Martin Anderson, Philip H. Ching, Peter F.
            Sansevero, Manuel R. Sylvester, John K. Tsui and Joyce S. Tsunoda are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed with the SEC on Form N-1A (file No. 33-80514), as filed April 29, 2005.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

      See the Statement of Additional Information regarding the Registrant's control relationships. The administrator of the Registrant, SEI Investments Global Funds Services, is a subsidiary of SEI Investments Company, which also controls the distributor of the Registrant, SEI Investments Distribution Co., and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors, and investment managers.

ITEM 25. INDEMNIFICATION:

      Article VIII of the Agreement and Declaration of Trust filed as Exhibit A to the Registration Statement is incorporated herein by reference. Insofar as indemnification liabilities arising under the Securities Act of 1933, as amended, (the "Act"), may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND INVESTMENT SUB-ADVISERS:

      The following tables describe other business, profession, vocation, or employment of a substantial nature in which each director, officer, or partner each adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee. Each adviser's table was provided to the Registrant by that adviser for inclusion in this Registration Statement.

BISHOP STREET CAPITAL MANAGEMENT

      As of February 22, 2000, Bishop Street Capital Management serves as adviser to the Funds. The principal business address for Bishop Street Capital Management is 999 Bishop Street, Honolulu, HI, 96813. Bishop Street Capital Management is an investment adviser registered under the Investment Advisers Act of 1940.

       NAME AND POSITION                     NAME OF OTHER                                   POSITION WITH
    WITH INVESTMENT ADVISER                     COMPANY                                      OTHER COMPANY
    -----------------------                  -------------                                   -------------
Don J. McGrath                               BancWest Corp.                  Director, Chairman and Chief Executive Officer

Director                                  First Hawaiian Bank                     Director, Vice Chairman of the Board

                                            Bank of the West                Director, President and Chief Executive Officer

                                       BW Insurance Agency, Inc.                                Director

                                     Community First Holdings, Inc.                        Director, Chairman

                                     Community First Home Mortgage                              Director

                                Community First Insurance, Inc. Wyoming                         Director

                                          Equity Lending, Inc.                             Director, Chairman

                                        Essex Credit Corporation                                Director

                                      Pacific Stock Exchange, Inc.                  Member of the Board of Governors

                                            Voyager HR Group                                    Director

                                             1897 Services                                      Director


Donald G. Horner                             BancWest Corp.                        Director, Executive Vice President
Director, Chairman and                    First Hawaiian Bank               Director, President and Chief Executive Officer
Chief Executive Officer            BancWest Investment Services, Inc                            Director
                                           FHL SPC One, Inc.                 Director, Chairman and Chief Executive Officer

                                    FHL Lease Holding Company, Inc.          Director, Chairman and Chief Executive Officer

                                      First Hawaiian Leasing, Inc.           Director, Chairman and Chief Executive Officer

                                         KIC Technology 1, Inc.                           Director, President

                                         KIC Technology 2, Inc.                           Director, President

                                         KIC Technology 3, Inc.                           Director, President

                                       First Hawaiian Foundation                           Director, Chairman

                                      Children's Discovery Center                             Board Member

                                       Hawaii Business Roundtable                                Member

                                    Iolani School Board of Governors                          Board Member

                                    Japan-America Society of Hawaii                           Board Member

                                             BancWest Corp.                               Assistant Secretary


William E. Atwater                        First Hawaiian Bank                 Executive Vice President, General Counsel and
Director, Vice President,                                                                      Secretary
Secretary, Treasurer


                                    FHL Lease Holding Company, Inc.                   Vice President and Secretary

                                           FHL SPC One, Inc.                          Vice President and Secretary

                                      First Hawaiian Leasing, Inc.                    Vice President and Secretary

                                         The Bankers Club, Inc.                                Secretary

       NAME AND POSITION                     NAME OF OTHER                                   POSITION WITH
    WITH INVESTMENT ADVISER                     COMPANY                                      OTHER COMPANY
    -----------------------                  -------------                                   -------------
                                           Center Club, Inc.                                   Secretary

                                         KIC Technology 1, Inc.                  Director, Vice President and Secretary

                                         KIC Technology 2, Inc.                  Director, Vice President and Secretary

                                         KIC Technology 3, Inc.                  Director, Vice President and Secretary

                                       First Hawaiian Foundation                         Director and Secretary

                                      American Judicature Society:

                                             Hawaii Chapter                                     Director


Dale T. Kobayashi                                                          Senior Vice President and Manager, Wealth & Asset
President and Chief                       First Hawaiian Bank                             Management Division
Investment Officer

M'Liss Hualani Moore                      First Hawaiian Bank                                Vice President
Senior Vice President                          CFA Hawaii                                       Director
and Co-Director of Equity                St. Andrews Cathedral                       Senior Warden, Chapter Member




Kenneth L. Miller                         First Hawaiian Bank                                Vice President
Senior Vice President
and Co-director of Equity

Matthew M. Walton                         First Hawaiian Bank                                Vice President
Senior Vice President                   Leeward Community Church                       Governing Board, Secretary
and Co-director of Fixed
Income

Michael K. Hirai                          First Hawaiian Bank                            Senior Vice President
Senior Vice President                       Epiphany School                                Director, Chairman
and Co-director of Fixed
Income

Jennifer Carias                           First Hawaiian Bank                                Vice President
Vice President
and Portfolio Manager

Cristopher Borden                         First Hawaiian Bank                            Investment Specialist
Vice President and
Portfolio Manager


Brett Prior                                       None                                            None
Assistant Vice President and
Senior Equity Analyst

Todd A. Harraka                           First Hawaiian Bank                            Investment Specialist
Investment Officer

       NAME AND POSITION                     NAME OF OTHER                                   POSITION WITH
    WITH INVESTMENT ADVISER                     COMPANY                                      OTHER COMPANY
    -----------------------                  -------------                                   -------------
Leigh Ann Uchida                          First Hawaiian Bank                          Senior Investment Analyst
Senior Investment Analyst


Ryan S. Ushijima                          First Hawaiian Bank               Vice President, Chief Compliance Officer, Wealth
Senior Vice President, Chief                                                               Management Division
Compliance Officer               State of Hawaii Deferred Compensation                            Trustee
                                                    Plan

Janice Sakuda                             First Hawaiian Bank                           Systems Support Analyst
Systems Support Analyst

Benjamin K. Waiolama                              None                                            None
Quantitative Analyst

FISCHER FRANCIS TREES & WATTS, INC.

      As of April 29, 2005, Fischer Francis Trees & Watts, Inc. ("FFTW") serves as sub-adviser to the Registrant's Money Market Fund and Treasury Money Market Fund. The principal business address of FFTW is 200 Park Avenue, 46th Floor, New York, NY 10166. FFTW is an investment adviser registered under the Investment Advisers Act of 1940.

      NAME AND POSITION                      NAME OF OTHER                                    POSITION WITH
   WITH INVESTMENT ADVISER                      COMPANY                                       OTHER COMPANY
   -----------------------                   -------------                                    -------------

         Adnan Akant             Charter Atlantic Corporation American                          Director
           Director              Hospital of Istanbul (New York Board)               Member of the Board, Treasurer

        Stephen Casper                Charter Atlantic Corporation                  Chief Executive Officer, Director
   Chief Executive Officer,         FFTW Diversified Alpha Fund Ltd                             Director
           Director                         FFTW Funds Inc.                   President, Chief Executive Officer, Director
                                      FFTW Global Credit Fund SPC                               Director
                                       FFTW Global Debt Fund plc                                Director
                                  FFTW Mortgage Total Return Fund plc                           Director
                                     Fischer Francis Trees & Watts                       Chief Executive Officer
                                   Fischer Francis Trees & Watts Ltd.                           Director
                                     Fischer Francis Trees & Watts                              Director
                                          (Singapore) Pte Ltd
                                       MarketAxess Holdings Inc.                                Director
                                    The Depository Trust & Clearing                             Director
                                              Corporation
                                      The Depository Trust Company                              Director
                                     The Emerging Markets Clearing                              Director
                                              Corporation
                                 The Fixed Income Clearing Corporation                          Director
                                   The National Securities Clearing                             Director
                                              Corporation

    Gilles de Vaugrigneuse         BNP Paribas Asset Management Asia                         Administrateur
           Director                BNP Paribas Asset Management Group                           Chairman
                                 BNP Paribas Asset Management Group SAS                      Administrateur
                                         BNP Paribas Assurances                              Administrateur
                                         BNP Paribas Luxembourg                              Administrateur
                                          BNP Paribas Mederic                                    Censeur
                                      Charter Atlantic Corporation                              Director

      Stephen C. Francis              Charter Atlantic Corporation               Vice Chairman of the Board of Directors
Vice Chairman of the Board of     Institute of International Education                           Trustee
          Directors

      Gilles Glicenstein           BNP Paribas Asset Management Asia                            Chairman

      NAME AND POSITION                      NAME OF OTHER                                    POSITION WITH
   WITH INVESTMENT ADVISER                      COMPANY                                       OTHER COMPANY
   -----------------------                   -------------                                    -------------
           Director                BNP Paribas Asset Management Japon           Administrateur (resigned September 2005)
                                    BNP Paribas Asset Management SAS                            Chairman
                                     BNP Paribas Epargne & Retraite                          Administrateur
                                         BNP Paribas SAM Monaco                                 Chairman
                                      Charter Atlantic Corporation                              Director
                                  Fauchier Partners Management Limited                          Chairman

        Simon G. Hard                 Charter Atlantic Corporation                              Director
           Director                 Fischer Francis Trees & Watts KK                            Director

      Cathleen McQuillen              Charter Atlantic Corporation                       Chief Financial Officer
   Chief Financial Officer           Fischer Francis Trees & Watts                       Chief Financial Officer
                                    Fischer Francis Trees & Watts KK                        Statutory Auditor
                                     Fischer Francis Trees & Watts                              Director
                                          (Singapore) Pte Ltd
                                The Foundation for Shrewsbury Education                 Board Director, Treasurer




       Robin S. Meister               Charter Atlantic Corporation           Chief Legal Officer, Chief Compliance Officer,
                                                                                   Secretary of the Board of Directors
   Chief Legal Officer, Chief        FFTW Diversified Alpha Fund Ltd                        Assistant Secretary
     Compliance Officer,
  Secretary of the Board of                FFTW Funds Inc.                           Chief Legal Officer, Secretary
          Directors

                                          FFTW Funds Selection                                  Director
                                        FFTW Funds Selection II                                 Director
                                      FFTW US LIBOR Plus Fund Ltd.                              Director
                                     Fischer Francis Trees & Watts           Chief Legal Officer, Chief Compliance Officer,
                                                                                                Secretary
                                   Fischer Francis Trees & Watts Ltd.                           Secretary
                                    Fischer Francis Trees & Watts KK         Chief Legal Officer, Chief Compliance Officer,
                                                                                                Director
                                     Fischer Francis Trees & Watts           Chief Legal Officer, Chief Compliance Officer,
                                          (Singapore) Pte Ltd                                   Director

        O. John Olcay                           Aegon NV                           Vice Chairman of Supervisory Board
           Director                   Charter Atlantic Corporation                              Director
                                          FFTW Funds Selection                     Chairman of the Board of Directors
                                        FFTW Funds Selection II                    Chairman of the Board of Directors
                                       FFTW Global Debt Fund plc                   Chairman of the Board of Directors
                                  FFTW Mortgage Total Return Fund plc              Chairman of the Board of Directors
                                     Fischer Francis Trees & Watts                 Chairman of the Board of Directors
                                          (Singapore) Pte Ltd
                                    Fischer Francis Trees & Watts KK               Chairman of the Board of Directors

        John H. Watts                 Charter Atlantic Corporation                 Chairman of the Board of Directors
   Chairman of the Board of           BNP Paribas Asset Management               Vice Chairman of the Board of Directors
          Directors
                                Brooklyn Bridge Development Corporation                         Director
                                           EagleNest Ranch                                     President
                                      Friends of Governor's Island                              Director
                                   The League of Conservation Voters                        Honorary Director
                                        National Park Foundation                            Director Emeritus
                                         South Lano Farms, Ltd.                              Limited Partner

       Richard Williams               Charter Atlantic Corporation                 Chief Investment Officer, Director
  Chief Investment Officer,          Fischer Francis Trees & Watts                      Chief Investment Officer
           Director

BNP PARIBAS ASSET MANAGEMENT, INC.

           BNP Paribas Asset Management, Inc. ("BNP PAM") is the sub-adviser for the Registrant's Strategic Growth Fund. The principal business address of BNP PAM is 200 Park Avenue, New York, New York 10166. BNP PAM is an investment adviser registered under the Investment Advisers Act of 1940.

       NAME AND POSITION                       NAME OF OTHER                                  POSITION WITH
    WITH INVESTMENT ADVISER                       COMPANY                                     OTHER COMPANY
    -----------------------                    -------------                                  -------------
Everett Schenk
Director                                BNP Paribas Securities Corp                       Chairman and Director

                                           Paribas North America                          Director/President/CEO

                                         BNP Paribas North America                        Director/President/CEO

                                    French American Banking Corporation              Chairman/Director/President/CEO

                                        BNP Paribas Principal, Inc.                              Director

                                    BNP Paribas Capstar Partners, Inc.                      Director/President

                                    BNP Paribas Capital Services, Inc.                      Director/Chairman

                                    BNP Paribas Commodity Futures, Inc.                          Director

                                      BNP Paribas Leasing Corporation                            Director

Marc Raynaud
Director                                        BNP PAM SGR                        Vice Chairman and Executive Director

                                    BNP Paribas Asset Management Espana                          Chairman

                                     BNP Paribas Asset Management GmbH                           Director

                                               BNP PAM Japan                                     Director

                                        BNP Paribas Mid Cap Europe                               Director

                                     BNP Paribas Investment Management                           Director
                                                 Australia

                                                 FundQuest                                       Director



Denis Coulon
Chairman                                     BNP PAM UK Ltd                                      Director

                                               PAM Nassau                                        Director

                                            BNP PAM Ireland                                      Director

                                   BNP Paribas Fauchier Partners Ltd                             Chairman

                                     BNP Paribas South Asia Investment
                                               Company Ltd.                                      Director

Christel Turcat
Director                                       Antin Revenus                                     Director

                                           CooperNeff Funds, LLC                                 Director

Deborah Lancaster
Legal Counsel/Secretary


       NAME AND POSITION                       NAME OF OTHER                                  POSITION WITH
    WITH INVESTMENT ADVISER                       COMPANY                                     OTHER COMPANY
    -----------------------                    -------------                                  -------------
Thomas Clyne
Treasurer                               BNP Paribas Securities Corp                      Chief Financial Officer

                                        Paribas North America, Inc.                          Finance Director

                                            BNP US Funding, LLC                          Chief Financial Officer

                                        French American Corporation                      Executive Vice President

                                    BNP Paribas Commodity Futures, Inc.                    Assistant Treasurer

                                               BNPPRCC, Inc.                                    Treasurer

Terry McCloskey                          CooperNrff Advisors, Inc                        Chief Compliance Officer
Chief Compliance Officer
                                       BNP Paribas Securities Corp.                         Compliance Officer

Kimberly Anwar
Vice President

Hubert Goye
Associated person                            Kleber Japaquant                                    Director

                                            Kleber Quantamerica                                  Director

                                              BNP PAM Ireland                                    Director

Vincent Camerlynck                 BNP Paribas Asset Management Asia Ltd.                        Director
Director
                                    BNP Paribas Asset Management UK Ltd                          Director

                                   BNP Paribas Asset Management Japan Ltd.                       Director

                                  BNP Paribas Asset Management Singapore                         Director
                                                    Ltd.

                                     BNP Paribas Investment Management                           Director
                                              (Australia) Ltd.

Pierre LaPomme                             CooperNeff Funds, LLC                                 Director
President/CEO

LOTSOFF CAPITAL MANAGEMENT

      Lotsoff Capital Management ("Lotsoff") is the sub-adviser for the Registrant's Large Cap Core Equity Fund. The principal business address of Lotsoff is 20 N. Clark Street, 34th Floor Chicago, Illinois 60602-4109. Lotsoff is an investment adviser registered under the Investment Advisers Act of 1940.

       NAME AND POSITION                       NAME OF OTHER                                  POSITION WITH
    WITH INVESTMENT ADVISER                       COMPANY                                     OTHER COMPANY
    -----------------------                    -------------                                  -------------
                                      S.N. Lotsoff & Associates, Inc.
   Seymour N. Lotsoff, Senior                                                                   President
   Managing Director & Chief          The Lotsoff Capital Management
       Executive Officer                     Investment Trust                              President & Chairman

    Stephen K. Bossu, Senior
   Managing Director & Chief
       Investment Officer                       Bossu, Inc.                                     President

 Mark S. Levey, Senior Managing
            Director                             MSL, Inc.                                      President

 L. John Achenbach II, Managing
            Director                             LJA, Inc.                                      President

   David A. Hershey, Managing
            Director                        D. A. Hershey, Inc.                                 President

   Margaret M. Baer, Managing             Margaret M. Baer, Inc.                                President
Director & Chief Administrative       The Lotsoff Capital Management
            Officer                          Investment Trust                             Secretary & Treasurer

Terese K. Constantino, Managing
     Director & Controller                     Terese, Inc.                                     President

   Allison J. Brink, Managing
            Director                         A.J. Brink, Inc.                                   President

Gary R. Lisk, Managing Director            GRL Consultants, Inc.                                President

    Sean F. Powers, Managing
            Director                         S.F. Powers, Inc.                                  President

 Richard J. DeMatteo, Managing
   Director & Chief Operating
            Officer                          R. Dematteo, Inc.                                  President

Alexander G. Condrell, Managing
            Director                    Alexander G. Condrell, Inc.                             President

Stephen Kroah, Managing Director         Kroah Enterprises Il, LLC                              President

   Gina T. Ehrlish, Managing
            Director                            GATE, Inc.                                      President

 Alison S. Fitzgerald, Managing
            Director                      Panda Fitzgerald, Inc.                                President

    Donald W. Reid, Managing                Reid Ventures, LLC                                  President
            Director

                                          Pappo Reid Investments                                President
   Jospeh N. Pappo, Managing
            Director                        Pappo Ventures, LLC                                 President
                                          Pappo Reid Investments                                President

      Donna J. Noble, Chief            The Lotsoff Capital Management
       Compliance Officer                    Investment Trust                            Chief Compliance Officer


ITEM 27. PRINCIPAL UNDERWRITERS:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

      Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

      SEI Daily Income Trust                                       July 15, 1982
      SEI Liquid Asset Trust                                       November 29, 1982
      SEI Tax Exempt Trust                                         December 3, 1982

      SEI Index Funds                                              July 10, 1985
      SEI Institutional Managed Trust                              January 22, 1987
      SEI Institutional International Trust                        August 30, 1988
      The Advisors' Inner Circle Fund                              November 14, 1991
      The Advisors' Inner Circle Fund II                           January 28, 1993
      SEI Asset Allocation Trust                                   April 1, 1996
      SEI Institutional Investments Trust                          June 14, 1996
      HighMark Funds                                               February 15, 1997
      Oak Associates Funds                                         February 27, 1998
      CNI Charter Funds                                            April 1, 1999
      iShares Inc.                                                 January 28, 2000
      iShares Trust                                                April 25, 2000
      JohnsonFamily Funds, Inc.                                    November 1, 2000
      Causeway Capital Management Trust                            September 20, 2001
      The Japan Fund, Inc.                                         October 7, 2002
      Barclays Global Investors Funds                              March 31, 2003
      The Arbitrage Funds                                          May 17, 2005
      The Turner Funds                                             January 1, 2006

      The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

                               Positions and Offices                                         Positions and Offices
Name                           with Underwriter                                              with Registrant
----                           ---------------------                                         ---------------------
William M. Doran               Director                                                               --
Carl A. Guarino                Director                                                               --
Edward D. Loughlin             Director                                                               --
Wayne M. Withrow               Director                                                               --
Kevin Barr                     President & Chief Executive Officer                                    --
Maxine Chou                    Chief Financial Officer & Treasurer                                    --
Mark Greco                     Chief Operations Officer                                               --
John Munch                     General Counsel & Secretary                                            --
Karen LaTourette               Chief Compliance Officer, Anti-Money Laundering Officer
                               & Assistant Secretary                                                  --
Mark J. Held                   Senior Vice President                                                  --
Lori L. White                  Vice President & Assistant Secretary                                   --
Robert Silvestri               Vice President                                                         --
John Coary                     Vice President & Assistant Secretary                                   --
Michael Farrell                Vice President                                                         --
Al DelPizzo                    Vice President                                                         --

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS:

      Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

      (a) With respect to Rules 31a-1(a); 31(a)-1(b); (2)(a) and (b); (3); (6);
(8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant's custodian:

                     Union Bank of California, N.A.
                     350 California Street
                     San Francisco, CA 94104

      (b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D);
(4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's administrator:

                     SEI Investments Global Funds Services
                     One Freedom Valley Drive
                     Oaks, Pennsylvania 19456

      (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's adviser and sub-advisers:

Bishop Street Capital Management           Lotsoff Capital Management
999 Bishop Street                          20 N. Clark Street
Honolulu, Hawaii 96813                     34th Floor
                                           Chicago, Illinois 60602 -4109


Fischer Francis Trees & Watts, Inc.        BNP Paribas Asset Management, Inc.
200 Park Avenue                            200 Park Avenue
46th Floor                                 New York, NY 10166
New York, NY 10166

ITEM 29. MANAGEMENT SERVICES:

      None.

ITEM 30: UNDERTAKINGS:

      None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Honolulu, State of Hawaii as of 28th day of April, 2006.

                                              /s/ Robert A. Nesher
                                          By:
                                              ------------------------
                                              Robert A. Nesher
                                              President


Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Charles E. Carlbom                   Trustee                            April 28, 2006
------------------------------
     Charles E. Carlbom

/s/ William M. Doran                     Trustee                            April 28, 2006
------------------------------
     William M. Doran

/s/ Mitchell A. Johnson                  Trustee                            April 28, 2006
------------------------------
     Mitchell A. Johnson

/s/ Betty L. Krikorian                   Trustee                            April 28, 2006
------------------------------
     Betty L. Krikorian


/s/ Eugene B. Peters                     Trustee                            April 28, 2006
------------------------------
     Eugene B. Peters


/s/ James M. Storey                      Trustee                            April 28, 2006
------------------------------
     James M. Storey

/s/ George J. Sullivan                   Trustee                            April 28, 2006
------------------------------
    George J. Sullivan

/s/ Robert A. Nesher                     President and Trustee              April 28, 2006
------------------------------
     Robert A. Nesher

/s/ Michael Lawson                       Treasurer and Controller           April 28, 2006
------------------------------
     Michael Lawson

                                  EXHIBIT INDEX

NAME                 EXHIBIT
----                 -------
EX-99.D(7)           Amendment to Schedule A to the Investment Advisory Agreement.
EX-99.D(8)           Investment Sub-Advisory Agreement for Fischer Francis Trees & Watts, Inc.
EX-99.D(9)           Investment Sub-Advisory Agreement for Lotsoff Capital Management.
EX-99. H(2)          Agency Agreement between the Registrant and DST Systems, Inc.
EX-99.H(5)           Schedule to the Administration Agreement.
EX-99.I              Opinion and Consent of Counsel (Morgan, Lewis & Bockius LLP).
EX-99.J              Consent of Independent Auditors (PricewaterhouseCoopers LLP).
EX-99.N(3)           Schedule A to the Amended and Restated Rule 18f-3 Plan.
EX-99.P(7)           Code of Ethics for Lotsoff Capital Management.